As Filed Electronically with the Securities and Exchange Commission on December 22, 2006

Securities Act File No. 333-132239

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

DWS INTERNATIONAL FUND, INC.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

617-295-1000

(Registrant’s Area Code and Telephone Number)

John Millette

Deutsche Investment Management Americas Inc.

Two International Place

Boston, Massachusetts 02110-4103

(Name and Address of Agent for Service)

With copies to:

John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624	Burton M. Leibert, Esq. Dianne E. O’Donnell, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099

TITLE OF SECURITIES BEING REGISTERED:

Shares of the Registrant

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

DWS Advisor Funds—DWS International Equity Fund

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for DWS funds, has initiated a program to reorganize and merge selected funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge DWS International Equity Fund (“International Equity Fund”), a series of DWS Advisor Funds, into DWS International Fund (“International Fund”), a series of DWS International Fund, Inc.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my Fund?

A This merger is intended to streamline the lineup of DWS funds, which DeAM believes may help to enhance the performance and increase the efficiency of the DWS funds’ operations. The merger may result in greater cost efficiencies and the potential for greater economies of scale, since the costs of operating the combined fund are expected to be shared across a larger asset base. Finally, the combined fund will have lower total operating expenses than International Equity Fund.

Q&A continued

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, International Equity Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after a merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains or losses as a result of the normal operations of International Equity Fund, regardless of whether the transaction occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of International Fund, which probably will be different from the net asset value per share of International Equity Fund.

Q When would the merger take place?

A If approved, the merger would occur on or about June 11, 2007 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q Will any Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No, DeAM will bear the costs.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q Will I be able to continue to track my Fund’s performance in the newspaper, on the Internet or through the voice response system (InvestorACCESS)?

A Yes. You will be able to continue to track your Fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc. your Fund’s proxy solicitor, at 1-866-774-4940.

DWS ADVISOR FUNDS—DWS INTERNATIONAL EQUITY FUND

A Message from the Fund’s President

[January 25, 2007]

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in DWS International Equity Fund (“International Equity Fund”), a series of DWS Advisor Funds. While you are, of course, welcome to join us at your fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matters:

PROPOSAL:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS International Equity Fund, a series of DWS Advisor Funds, to DWS International Fund (“International Fund”), a series of DWS International Fund, Inc., in exchange for shares of International Fund and the assumption by International Fund of all liabilities of International Equity Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of International Equity Fund.

The proposed merger is the product of an initiative to reorganize and merge duplicative funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund shareholders, this program will enable Deutsche Asset Management to:

•	Eliminate redundancies within the DWS fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

In determining to recommend approval of the merger, the Trustees of International Equity Fund conducted a thorough review of the potential implications of the merger and concluded that the participation of International Equity Fund in the proposed merger would be in the best interests of International Equity Fund and would not dilute the interests of International Equity Fund’s existing shareholders. If the proposed merger is approved, the Board expects that the merger will take effect June 11, 2007.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issues for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on International Equity Fund and International Fund, the specific proposal being considered at the shareholders’ meetings, and why the proposal are being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., International Equity Fund’s proxy solicitor, at 1-866-774-4940, or contact your financial advisor. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Michael Clark

President

DWS Advisor Funds

DWS ADVISOR FUNDS—DWS INTERNATIONAL EQUITY FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of DWS International Equity Fund (“International Equity”), a series of DWS Advisor Funds:

A Special Meeting of Shareholders of International Equity will be held April 18, 2007 at 4 p.m. Eastern time, at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

PROPOSAL:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS International Equity Fund, a series of DWS Advisor Funds, to DWS International Fund (“International Fund”), a series of DWS International Fund, Inc., in exchange for shares of International Fund and the assumption by International Fund of all liabilities of International Equity, and the distribution of such shares, on a tax-free basis, to the shareholders of International Equity.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of International Equity at the close of business on January 19, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

International Equity operates as feeder fund in a master-feeder fund arrangement and seeks to achieve its investment objective by investing all of its investable assets in a corresponding master fund, International Equity Portfolio (the “Portfolio”), which has the same investment objective and policies. The Portfolio is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. Pursuant to applicable legal requirements, the voting rights of International Equity with respect to the Portfolio interests that it holds must be passed through to the fund’s own shareholders.

The chairman of the Meeting may adjourn the Meeting without notice with respect to the proposal to be considered at a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

By order of the Board of Trustees

John Millette

Secretary of DWS Advisor Funds

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on each proposal applicable to your fund. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. You may receive more than one proxy card because several shareholder special meetings are being held in connection with this proxy statement. If so, please return each one. If you have any questions, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-774-4940) or contact your financial advisor.

[January 25, 2007]

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Both parties should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS INTERNATIONAL EQUITY FUND, A SERIES OF DWS ADVISOR FUNDS

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on the important issue relating to your fund. If you complete and sign the proxy card (or tell us how you want to vote by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Trustees’ recommendations on pages 12 and 25.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations. We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-774-4940) or contact your financial advisor.

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PROSPECTUS/PROXY STATEMENT

[Effective date]

Acquisition of the assets of:	By and in exchange for shares of:

DWS International Equity Fund (“International Equity”)	DWS International Fund (“International Fund”)
a series of DWS Advisor Funds	a series of DWS International Fund, Inc.

345 Park Avenue	345 Park Avenue
New York, NY 10154	New York, NY 10154
(800) 621-1048	(800) 621-1048

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of International Equity into International Fund. The Board of Trustees of DWS Advisor Funds (“Advisor Funds”) has called a Special Meeting of Shareholders, to be held at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154, on April 18, 2007, at 4 p.m. (Eastern time), and at any and all adjournments and postponements thereof (the “Meeting”), at which shareholders will be asked to consider the merger proposal. International Equity and International Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of International Equity will receive a number of full and fractional shares of the corresponding class of International Fund equal in value as of the Valuation Time (as defined below on page 25) to the total value of such shareholder’s International Equity shares.

This Prospectus/Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”) are first being mailed to shareholders on or about [January 25], 2007. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

International Equity, a series of DWS Advisor Funds (“International Equity” or the “Fund”), operates as a feeder fund in a master feeder fund arrangement with DWS International Equity Portfolio (the “Portfolio”), which has the same investment objectives and policies. The Fund seeks to achieve its investment objectives by investing all its investable assets in the Portfolio. The Portfolio invests directly in investment securities and other investments. The Portfolio in which the Fund invests is organized as a registered open-end management investment company established as a trust under the laws of the State of New York. If the merger is approved, the Portfolio will be collapsed into International Equity and International Equity will be merged into International Fund.

You should note that the Board has approved the merger of DWS Pacific Opportunities Equity Fund, also a series of DWS International Fund, Inc., into DWS International Fund. The completion of this transaction remains subject to shareholder approval, among other conditions. The effects of this additional potential merger are not reflected in this Prospectus/Proxy Statement.

Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to master feeder arrangements, International Equity’s voting

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rights with respect to the shares that it holds must be passed through to the Fund’s own shareholders. Your vote and the vote of other shareholders of the Fund determine how International Equity will vote on the merger proposal affecting the Portfolio. For simplicity, actions are described in this Prospectus/Proxy Statement as taken by International Equity, although all actions are actually taken by DWS Advisor Funds of which International Equity is a series on behalf of the Fund. Some actions described as taken by or with respect to International Equity are actually actions to be taken by the Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of International Fund, dated December 1, 2006, as supplemented from time to time, relating to Class A, Class B and Class C shares, a copy of which is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of International Fund, dated December 1, 2006, as supplemented from time to time, relating to Class S shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of International Equity, dated March 1, 2006, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iv)	the prospectus of International Equity, dated March 1, 2006, as supplemented from time to time, relating to Class S shares;

(v)	the statement of additional information of International Equity, dated March 1, 2006, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(vi)	the statement of additional information of International Equity, dated March 1, 2006, as supplemented from time to time, relating to Class S shares;

(vii)	the statement of additional information relating to the proposed merger, dated [Effective date] (the “Merger SAI”); and

(viii)	the financial statements of International Equity and the Portfolio and related reports of independent registered public accounting firm included in each of International Equity’s and the Portfolio’s Annual Reports to Shareholders for the fiscal year ended October 31, 2006.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048.

Like shares of International Equity, shares of International Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not

3

insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the Proposal. Much of the information is required disclosure under rules of the SEC. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., the proxy solicitor for International Equity, at 1-866-774-4940, or contact your financial advisor.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street N.E., Washington, D.C. 20549. You may call the SEC at 1-202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of Trustees of International Equity is recommending that the shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and a form of which is attached hereto as Exhibit A), which we refer to as a merger of International Equity with and into International Fund. For purposes of Proposal, each of International Equity and International Fund is referred to as a “Fund” and together as the “Funds.”

If approved by shareholders, all of the assets of International Equity will be transferred to International Fund solely in exchange for (a) the issuance and delivery to International Equity of Class A, Class B, Class C and Class S shares of International Fund (“Merger Shares”) with a value equal to the value of International Equity’s assets net of liabilities, and (b) the assumption by International Fund of all liabilities of International Equity. Immediately following the transfer, the appropriate class of Merger Shares received by International Equity will be distributed pro rata, on a tax-free basis, to each of its shareholders of record.

2.	What will happen to my shares of International Equity as a result of the merger?

Your shares of International Equity will, in effect, be exchanged on a tax-free basis for shares of the same class of International Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 25).

3.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of International Fund you receive will equal the total value of the shares of International Equity that you hold at the Valuation Time (as defined below on page 25). Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

4.	Why is the merger being proposed and has the Board of Trustees of International Equity recommended that I approve the merger?

The Trustees considered the following factors, among others, in determining to recommend that shareholders of International Equity approve the merger:

•	The merger offers shareholders of International Equity the opportunity to invest in a larger combined fund with similar investment strategies;

•	The fees and operating expense ratios of International Equity and International Fund, including a comparison between the expenses of International Equity and

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the estimated operating expense ratios of the combined fund, and in particular, noted that the total operating expense ratios of Class A, Class C and Class S shares of the combined fund were expected to be lower than the total operating expenses ratios of the corresponding classes of International Equity; and that Deutsche Asset Management, Inc. (“DeAM, Inc.”) has agreed to contractually cap the total operating expense ratio of Class B shares of the combined fund at a level equal to the current contractual cap for Class B shares of International Equity through September 30, 2007; and

•	DeAM agreed to pay all costs associated with the merger.

The Board of Trustees of International Equity has concluded that: (1) the merger is in the best interests of International Equity, and (2) the interests of the existing shareholders of International Equity will not be diluted as a result of the merger. Accordingly, the Board of Trustees of International Equity unanimously recommends approval of the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

5.	How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the Funds have similar investment objectives and are managed by the same portfolio manager. International Fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). International Equity seeks long-term capital appreciation. International Equity, unlike International Fund, is a feeder fund in a master/feeder arrangement, and pursues its investment objective by investing substantially all of its assets in a master portfolio, the Portfolio, a separate mutual fund which has the same objective and policies as International Equity. Although International Fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). Under normal circumstances, the Portfolio invests at least 80% of its assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE)® Index, plus Canada. While the Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa, it would not typically hold more than 15% of its net assets in emerging markets. Additionally, International Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions, whereas the Portfolio may only lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of International Equity, the Portfolio and International Fund as of August 31, 2006, and of International Fund on a pro forma combined basis, giving effect to the proposed merger:

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Portfolio Composition

(as a % of Fund)

(excludes cash equivalents)

Country	International Equity	International Fund	International Fund – Pro Forma Combined(1)
Europe (excluding the United Kingdom)	49%	50%	50%
Japan	20%	20%	20%
United Kingdom	18%	19%	18%
Emerging Markets	5%	5%	5%
Pacific Basin (excluding Japan)	3%	3%	3%
North America	—	—	—
Other	5%	3%	4%

	100%	100%	100%

(1)	Reflects DeAM’s estimation of the portfolio composition of International Fund subsequent to the merger. There can be no assurance as to the actual portfolio composition of International Fund subsequent to the merger.

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6.	How do the management fees and operating expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the 12-month period ended August 31, 2006, and the pro forma estimated expense ratios of International Fund assuming consummation of the merger as of that date. The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger. As shown below, the merger is expected to result in lower total operating expense ratios for shareholders of Class A, Class C and Class S of International Equity. DeAM has agreed to cap the total operating expense ratio of Class B of the combined fund at a level equal to the existing contractual cap for Class B of International Equity. There can be no assurance that the merger will result in expense savings.

Shareholder Fees

(fees that are paid directly from your investment)

	Class A	Class B	Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)
International Equity
International Fund
Maximum Contingent Deferred Sales Charge (Load)
(as a percentage of redemption proceeds)
International Equity
International Fund
Redemption Fee
(as a percentage of total redemption proceeds)
International Equity
International Fund

(1)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months following purchase and 0.50% if redeemed within the next six months following purchase. Please see the applicable Fund’s prospectus for more details.
(2)	Each Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange).

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fee	Distribution/ Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ments	Net Annual Fund Operating Expenses (after Waiver)
International Equity
Class A
Class B
Class C
Class S
International Fund
Class A
Class B
Class C
Class S(4)
International Fund (pro forma combined)
Class A
Class B
Class C
Class S

(1)	Management fee includes [ ] for investment advisory services and 0.15% paid to Deutsche Investment Management Americas Inc. (“DeIM”) for administrative and custodial services pursuant to an administrative services agreement.
(2)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(3)	Prior to the merger, the management fee includes [ ] for investment advisory services and 0.10% paid to DeIM for administrative and accounting services pursuant to an administrative services agreement. Upon completion of the merger, the anticipated management fee (pro forma combined) includes [ ] for investment advisory services and 0.10% paid to DeIM for administrative and accounting services pursuant to an administrative services agreement.
(4)	Through June 11, 2007, the investment adviser and the administrator of International Equity have each contractually agreed to waive their fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses of Class A, Class B, Class C and Class S shares at [ ] of average daily net assets, respectively, excluding extraordinary expenses taxes, brokerage, interest and organizational and offering expenses.
(5)	Contingent upon completion of the merger, through September 30, 2007, the investment adviser of International Fund has contractually agreed to waive all or a portion of its management fee and/or to reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at [ ] and [ ] for Class B and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.
(6)	Other expenses are estimated, accounting for the effect of the merger.
(7)	At present, DeAM, Inc. maintains a voluntary cap to waive its fees and/or reimburse expenses of the Fund’s total operating expenses of Class B at [ ], excluding extraordinary expenses. DeAM, Inc. may terminate this waiver at any time.

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The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeIM expects the combined fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
International Equity
Class A(1)
Class B(1)(2)
Class B(1)(3)
Class C(1)(2)
Class C(1)(3)
Class S
International Fund
Class A
Class B(2)
Class B(3)
Class C(2)
Class C(3)
Class S
International Fund (pro forma combined)
Class A
Class B(2)
Class B(3)
Class C(2)
Class C(3)
Class S

(1)	Includes one year of capped expenses in each period.
(2)	Assuming you sold your shares at the end of each period.
(3)	Assuming you kept your shares.

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The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of August 31, 2006, International Equity and International Fund had net assets of [    ] and [    ], respectively.

International Equity		International Fund (Pre-Merger)		International Fund (Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee(1)	Average Daily Net Assets	Management Fee(1)

(1)	In addition to the management fee shown in the table above, International Fund pays a flat fee of 0.10% of its average daily net assets for administrative and accounting services pursuant to its administrative services agreement. The management fee payable by International Equity pursuant to its investment management agreement compensates DeAM, Inc. for both investment advisory and administrative services.

5.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by International Equity or its shareholders as a direct result of the merger. Some of the portfolio assets of International Equity may be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and International Equity basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to International Equity shareholders as capital gain dividends (to the extent of net realized short-term gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

6.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

7.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical.

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8.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of International Equity.

10.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the holders of a majority of the outstanding voting securities of International Equity as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) as (a) 67% or more of the voting securities of International Equity present at the Meeting, if the holders of more than 50% of the outstanding voting securities of International Equity are present or represented by Proxy; or (b) more than 50% of the outstanding voting securities of International Equity, whichever is less (a “1940 Act Majority”).

The Board of Trustees of International Equity believes that the proposed merger is in the best interest of International Equity. Accordingly, the Board of Trustees unanimously recommends that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of International Fund and how do they compare with those of International Equity?

Investment Objectives and Strategies.    The Funds have similar investment objectives. International Fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign countries (equities issued by foreign-based companies and listed on foreign exchanges). International Equity seeks long-term capital appreciation. International Equity, unlike International Fund, is a feeder fund in a master/feeder arrangement, and pursues its investment objective by investing substantially all of its assets in a master portfolio (the “Portfolio”). Although International Fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). Under normal circumstances, the Portfolio invests at least 80% of total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE® Index, plus Canada. While the Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa, it would not typically hold more than 15% of its net assets in emerging markets.

In addition both Funds are managed by the same portfolio manager. For the International Fund, the portfolio manager uses a combination of two analytical disciplines: bottom-up research and top-down analysis. For the International Fund, he uses bottom-up research where he looks for individual companies with a history of

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above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. Additionally, he conducts a top-down analysis in which he considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment. The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented. The International Fund will normally sell a stock when he believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The Portfolio employs a strategy of growth at a reasonable price. The portfolio manager seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increased rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the portfolio manager of the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. The portfolio manager draws on the insight of experts from a range of financial disciplines—regional stock market specialists, global industry specialists, economists and quantitative analysts.

In addition, the Portfolio may invest in various types of derivative instruments to increase or decrease exposure to a particular asset class, securities market, index or currency. Similarly, International Fund may invest in certain types of derivatives, although this is not one of its principal investment strategies. The Portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. International Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Portfolio is a diversified open-end management investment company, and International Fund is a diversified series of an open-end management investment company, meaning that each may not, with certain exceptions, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Also, the Portfolio, like International Fund, will not invest more than 25% of its total assets in any one industry.

For a more detailed description of the investment techniques used by International Fund and International Equity, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in International Fund. Certain risks associated with an investment in International Fund are summarized below. Subject to limited exceptions, the risks of an investment in International Fund are substantially similar to the risks of an investment in International Equity. The table below indicates the principal risks to which each Fund is subject. However, other factors may impact the value of securities held by a Fund, cause you to lose money or cause a Fund’s performance to trail that of other investments.

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International Fund could be subject to additional principal risks because the types of investments it makes can change over time. More detailed descriptions of the risks associated with an investment in International Fund can be found in the current prospectus and statement of additional information for International Fund.

Stock Market Risk.    As with most stock funds, the most important factor with International Fund is how stock markets perform, both in the U.S. and abroad. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments a Fund makes, and a Fund may not be able to get attractive prices for them.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in a Fund will decline in value. To minimize this risk, the portfolio manager monitors each of the stocks in a Fund according to three basic quantitative criteria. He subjects a stock to intensive review if:

•	its rate of price appreciation begins to trail that of its national stock index;

•	the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock’s future earnings; or

•	the stock’s price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, the portfolio manager seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in his view, it merely reflects investor overreaction to temporary circumstances.

Foreign Investment Risk.    Foreign markets involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.

•

Liquidity Risk.    Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of

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securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

•	Currency Risk. The Fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the Fund. In addition, special U.S. tax considerations may apply to the Fund’s foreign investments.

Emerging Markets Risk.    All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if International Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell.

Securities Lending Risk.    Any loss in the market price of securities loaned by International Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by International Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

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Other risk factors that could affect each Fund’s performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements.

Derivative Risk.    Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

•	the derivative may not fully offset the underlying positions;

•	the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

•	the possibility a Fund cannot sell the derivative because of an illiquid secondary market; and

•	the risk that the derivatives transaction could expose a Fund to the effect of leverage, which could increase a Fund’s exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

International Fund may invest in certain types of derivatives and denotes derivative risk as a secondary risk of investing in the Fund.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund’s Class S shares. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a Fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of each Fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The performance figures for each class of International Fund before August 2, 1999 (inception date of Class A, formerly, Class R) and December 29, 2000 (inception date of Classes B and C) are based on the historical performance of the Fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. Because the inception date for Class A, B and C of International Equity was June 29, 2001, the performance figures for each such class of International Equity before that date are based on the historical performance of the Fund’s original share class (Class S) adjusted to reflect the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

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Calendar Year Total Returns (%)

International Fund

Annual Total Returns (%) as of 12/31 each year	Class S

For the periods included in the bar chart:

Best Quarter: 30.46%, Q4, 1999                 Worst Quarter: –19.37%, Q3, 2002

International Equity

Annual Total Returns (%) as of 12/31 each year	Class S

For the periods included in the bar chart:

Best Quarter: 32.05%, Q4, 1999                 Worst Quarter: –19.31%, Q3, 2002

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Average Annual Total Returns (%)

(for periods ending 12/31/05)

	Past 1 year	Past 5 years	Past 10 years
International Fund
Class S (Return before Taxes)	16.29	1.22	7.12
Class S (Return after Taxes on Distributions)	16.05	1.17	6.01
Class S (Return after Taxes on Distributions and Sale of Fund Shares)	11.19	1.14	5.90
Class A (Return before Taxes)	9.28	-0.28	6.15
Class B (Return before Taxes)	11.65	-0.17	5.91
Class C (Return before Taxes)	14.89	0.07	5.95
Index* (reflects no deductions for fees, expenses or taxes)	13.54	4.55	5.84

International Equity
Class S (Return before Taxes)	15.52	1.41	6.89
Class S (Return after Taxes on Distributions)	15.33	1.48	6.72
Class S (Return after Taxes on Distributions and Sale of Fund Shares)	10.59	1.37	6.04
Class A (Return before Taxes)	8.97	0.24	6.27
Class B (Return before Taxes)	11.61	0.54	6.09
Class C (Return before Taxes)	14.70	0.65	6.09
Index* (reflects no deductions for fees, expenses or taxes)	13.54	4.55	5.84

*	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged index, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or 1-800-621-1048 or visit the DWS Funds website at www.dws-scudder.com.

The table shows returns on a before-tax and after tax-basis. After-tax returns are estimates based on the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are shown for Class A shares of each Fund only and will vary for Class B, Class C and Class S shares. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

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III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Manager.    DeIM is the investment advisor for International Fund, and DeAM, Inc. is the investment advisor of International Equity. Each advisor makes investment decisions for the applicable Fund, buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Each advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each advisor is a part of Deutsche Asset Management (“DeAM”) and is an indirect wholly owned subsidiary of Deutsche Bank AG. DeAM is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, DeAM, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DeAM, Inc. and DeIM are both located at 345 Park Avenue, New York, NY 10154.

Matthias Knerr, CFA, is a director of DeAM and the portfolio manager of each Fund. Mr. Knerr joined each Fund in 2004 and joined DeAM in 1995.

Distribution and Service Fees.    Pursuant to a separate Underwriting Agreement and separate Distribution Services Agreements, DWS-SDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter or distributor for the Class A, Class B, Class C and Class S shares of both International Fund and International Equity, and acts as agent of each Fund in the continuous offering of such shares.

Each Fund has adopted distribution plans on behalf of its Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”). Pursuant to its Rule 12b-1 Plans, International Equity’s Class B shares has a distribution fee of 0.75%. Pursuant to its Rule 12b-1 Plans, International Fund’s Class B shares has a distribution fee of 0.75%. Pursuant to its Rule 12b-1 Plans, International Equity’s Class C shares has a distribution fee of 1.00%. Pursuant to its Rule 12b-1 Plans, International Fund’s Class C shares has a distribution fee of 1.00%. Each Fund also has a service agreement (the “Services Agreement”) with SDI. Pursuant to the Services Agreement, SDI receives a shareholder servicing fee of up to 0.25% per year with respect to the Class A and Class B Shares of each Fund. SDI uses the fee to compensate service organizations whose customers invest in Class A or Class B shares of a Fund for providing certain personal, account, administrative and shareholder liaison services, and may retain any portion of the fee not paid to such firms to compensate itself for shareholder or administrative functions performed for the Fund. All amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares. Because these fees are paid out of the applicable Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. The International Fund 12b-1 Plan and shareholder services fee structure will remain in effect following the merger. The Funds’ Class S shares do not have a distribution fee.

Directors and Officers.    The Directors of DWS International Fund, Inc. (of which International Fund is a series) are the same as the Trustees of DWS Advisor Funds. As more fully described in the statement of additional information for International Fund,

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which is available upon request, the following individuals comprise the Board of Directors of DWS International Fund, Inc.: Dawn-Marie Driscoll (Chair), Henry P. Becton, Jr., Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., Axel Schwarzer, William N. Searcy, Jr., Jean Gleason Stromberg, and Carl W. Vogt. In addition the officers of DWS International Fund, Inc. are different than those of DWS Advisor Funds. The officers of DWS International Fund are Michael G. Clark, President, John Millette, Vice President and Secretary, Paul H. Schubert, Chief Financial Officer and Treasurer, Patricia DeFilippis, Assistant Secretary, Elisa D. Metzger, Assistant Secretary, Caroline Pearson, Assistant Secretary, Scott M. McHugh, Assistant Treasurer, Kathleen Sullivan D’Eramo, Assistant Treasurer, John Robbins, Anti-Money Laundering Compliance Officer, Robert Kloby, Chief Compliance Officer and A. Thomas Smith, Chief Legal Officer.

Independent Registered Public Accounting Firm (“Auditor”). PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, serves as auditor for both International Fund and International Equity.

Charter Documents.    International Fund is a series of DWS International Fund, Inc., a Maryland corporation, and is governed by Maryland law. International Equity is a series of DWS Advisor Funds, a Massachusetts business trust governed by Massachusetts law. International Fund is governed by Articles of Amendment and Restatement effective June 23, 2006, as amended from time to time, and its bylaws. International Equity is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as amended from time to time, and its bylaws. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s charter documents is provided below.

Shareholders of International Equity and International Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally. However, a separate vote will be taken by the applicable Fund or class of shares of the applicable Fund on matters affecting that particular Fund or class when so required by applicable law or, for International Fund, by Maryland General Corporation Law, and, in the case of both Funds, when the Board of Trustees/Board of Directors determines that the interests of the applicable Fund or a class of shares of the applicable Fund in the matter differ from the interests of any other class, of the applicable Fund. For example, a change in a fundamental investment policy for International Equity would be voted upon only by shareholders of International Equity, and adoption of a distribution plan of either Fund relating to a particular class of either Fund and requiring shareholder approval would be voted upon only by shareholders of that class.

Annual meetings of the shareholders of either Fund must be called when required by the 1940 Act. Meetings of the shareholders of International Equity may be called by the Trustees, and shall be called by the Trustees for the purpose of voting upon the question of the removal of any Trustee or Trustees when requested in writing to do so by the shareholders of not less than 10% of the outstanding shares of the Fund. Meetings of shareholders of International Fund may be called by the Board of Directors, the Chairman or the President, and shall be called by shareholders at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

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Shareholders of each Fund have no preemptive or other right to subscribe to additional shares. Shares of each Fund are entitled to dividends as declared by Directors or Trustees, and if a Fund were liquidated, each class of shares of that Fund is entitled to receive the net assets of the Fund attributable to said class. International Equity and

International Fund have the right to involuntarily redeem a shareholder’s shares at any time for any reason the Trustees or Directors, as applicable, deem appropriate subject to applicable law.

Pursuant to Maryland law, shareholders of International Fund have no personal liability for debts or obligations of the Fund or any other series of DWS International Fund, Inc. as a result of their status as shareholders. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Amended and Restated Declaration of Trust governing International Equity, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund and requires notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Amended and Restated Declaration of Trust governing International Equity provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund.

All consideration received by International Equity for the issue or sale of shares of the Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held in trust for the benefit of the Fund, subject to the rights of creditors of the Fund. All consideration received by International Fund for the issue or sale of shares of International Fund together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of DWS International Fund, Inc., subject only to the rights of creditors of International Fund, and belong irrevocably to International Fund for all purposes. The assets and liabilities and the income and expenses attributable to each class of either Fund’s shares shall be determined separately from those of each other class of such Fund’s stock.

The Declaration of Trust governing DWS Advisor Funds states that the Trust or International Equity may be terminated by the Trustees without shareholder approval by notice to shareholders or by the affirmative vote of a majority of the shares outstanding and entitled to vote. Pursuant to DWS International Fund, Inc.’s Articles of Amendment and Restatement and Maryland law, International Fund may be terminated by the Board of Directors without shareholder approval and DWS International Fund, Inc. may be terminated upon the approval of the majority of its outstanding shares.

DWS International Fund, Inc.’s Articles of Amendment and Restatement may be amended by the affirmative vote of a majority of the votes entitled to be cast on the matter. The Declaration of Trust governing International Equity specifies that shareholders shall only have the right to vote pursuant to certain conditions set by the Amended and Restated Declaration of Trust, the following (i) the election or removal of Trustees; (b) with respect to the termination of the Trust or a Series; (c) with respect to an amendment of the Amended and Restated Declaration of Trust that would affect their

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right to vote; (d) with respect to such additional matters relating to the Trust as may be required by law; and (e) with respect to such additional matters as the Trustees may determine to be necessary or desirable. Apart from these circumstances, the Trustees under certain circumstances, may amend the Declaration of Trust without shareholder approval by an instrument in writing executed by a majority of the Trustees. Approval of amendments to the Declaration of Trust by the shareholders requires the affirmative vote of the holders of at least sixty-six and two-thirds percent of the Shares outstanding and entitled to vote of the Trust unless in any case such action is recommended by the Trustees, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust is required.

The voting powers of shareholders of each Fund with respect to the election of Directors or Trustees are similar. Except as required by the 1940 Act or as described above, the Directors of DWS International Fund, Inc. need not call meetings of the shareholders for the election or reelection of Directors, or to fill vacancies on the Board. Subject to the limits of the 1940 Act, vacancies due to an increase in the number of Directors may be filled by a vote of the majority of the entire Board of Directors and vacancies due to death, resignation, removal disqualification or any other cause may be filled by a majority vote of the remaining Directors. Subject to the limits of the 1940 Act, any Director of DWS International Fund, Inc. may be removed with or without cause by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors. When meetings of DWS International Fund, Inc. are held to elect Directors, Directors are elected by a plurality vote and there is no cumulative voting in the election of Directors. Trustees of DWS Advisor Funds may be elected, by plurality vote, at any meeting of stockholders called by the Trustees for that purpose and there is no cumulative voting in the election of Trustees. Subject to the limits of the 1940 Act, the Trustees of DWS Advisor Funds shall fill such vacancies in the Board of Trustees by appointment and the affirmative vote or consent of a majority of the Trustees. Any Trustee of DWS Advisor Funds may be removed from office (i) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, or (ii) at any special meeting of the trust by a vote of two-thirds of the outstanding shares.

The quorum for the transaction of business at a shareholder meeting of International Equity is thirty percent (30%) of the outstanding shares entitled to vote in person or by proxy; any lesser number is sufficient to adjourn the meeting, with such adjourned session to be held within a reasonable time after the date set for the original meeting, and without the necessity of further notice. The quorum for a shareholder meeting of International Fund is the presence in person or by proxy of the holders of one-third of the shares of stock of International Fund entitled to vote at the meeting; shareholder meetings may be adjourned without notice other than announcement at the meeting at which the adjournment is taken, and the meeting may not be adjourned to a date more than 120 days after the original record date without further notice of the adjourned meeting date.

The foregoing is a general summary of certain provisions of the Articles of Amendment and Restatement governing International Fund and the Amended and Restated Declaration of Trust and bylaws governing International Equity. It is qualified in its entirety by reference to the charter documents themselves.

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IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of International Equity are being asked to approve a merger between International Equity and International Fund pursuant to an Agreement and Plan of Reorganization between the Funds, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of International Equity to International Fund in exchange for the assumption by International Fund of all of the liabilities of International Equity and for the issuance and delivery to International Equity of Merger Shares equal in aggregate value to the net value of the assets transferred to International Fund.

After receipt of the Merger Shares, International Equity will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation and termination of International Equity, and the legal existence of International Equity will be terminated. Each shareholder of International Equity will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s International Equity shares.

Prior to the date of the merger, International Equity will sell all investments that are not consistent with the current investment objective, policies and restrictions of International Fund, if any, and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of the International Equity occurring prior to the merger above that which they would have received absent the merger. There can be no assurance as to the actual portfolio composition of International Fund subsequent to the merger.

The Trustees of International Equity have voted to approve the Agreement and Plan of Reorganization and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and Plan of Reorganization and the related matters described therein will be consummated only if approved by an affirmative vote of the shareholders of International Equity of a 1940 Majority.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of International Equity and Directors of International Fund may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the proposed merger with the Trustees of International Equity as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

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•	Eliminate redundancies within the DWS-Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees conducted a thorough review of the potential implications of the merger on International Equity’s shareholders. They were assisted in this review by their independent legal counsel. Following DeAM’s initial presentation to the Board, the Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On December 20, 2006 the Trustees of International Equity, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), approved the terms of the proposed merger of International Equity into International Fund. The Trustees have also [unanimously] determined to recommend that the merger be approved by International Equity’s shareholders.

In determining to recommend that the shareholders of International Equity approve the merger, the Trustees considered, among other factors:

•	The compatibility of International Equity’s and International Fund’s investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of International Equity to pursue similar investment goals in a significantly larger fund;

•	The fees and operating expense ratios of International Equity and International Fund, including a comparison between the expenses of International Equity and the estimated operating expense ratios of the combined fund, and in particular, noted that the total operating expense ratios of Class A, Class C and Class S shares of the combined fund were expected to be lower than the total operating expenses ratios of the corresponding classes of International Equity; and that DeAM, Inc. has agreed to contractually cap the total operating expense ratio of Class B shares of the combined fund at a level equal to the current contractual cap for Class B shares of International Equity through September 30, 2007;

•	DeAM agreed to pay all costs associated with the merger;

•	The merger would not result in the dilution of the interests of International Equity shareholders and that the terms and conditions are fair and reasonable and consistent with industry practice;

•	Services available to shareholders of International Equity and International Fund are substantially similar on a class-level basis;

•	Prospects for the combined fund to attract additional assets;

•	The federal income tax consequences of the merger on International Equity and its shareholders, as well as the historical and pro forma attributes of International Equity. The Trustees considered the potentially negative impact of the merger on the shareholders and determined that any such impact was likely to be outweighed by the benefits of the merger to the shareholders, including those summarized herein;

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•	The investment performance of International Equity and International Fund; and

•	DeAM has agreed to indemnify International Fund against certain liabilities that International Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in International Fund (see the Section titled “Market Timing Related Regulatory and Litigation Matters” below) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

The Trustees also considered the potential tax consequences to shareholders as a result of differences in the Funds’ realized or unrealized capital gains or losses and capital loss carry-forwards. Although the merger will be achieved on a federally tax-free basis (see “Federal Income Tax Consequences”), there are differences in the Funds’ unrealized gains or losses, tax loss carryforwards and portfolio turnover rates that may affect the timing and amount of any future capital gain distributions paid to shareholders.

Based on all of the foregoing, the Trustees concluded that International Equity’s participation in the merger would be in the best interests of International Equity and would not dilute the interests of International Equity’s existing shareholders. The Board of Trustees of International Equity, including all of the Disinterested Trustees, unanimously recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement and Plan of Reorganization (the “Agreement”), the form of which is attached as Exhibit A. The Agreement provides that International Fund will acquire all of the assets of International Equity solely in exchange for the assumption by International Fund of all of the liabilities of International Equity and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the International Equity’s shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on June 8, 2007, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

International Equity will transfer all of its assets to International Fund, and in exchange, International Fund will assume all of the liabilities of International Equity and deliver to International Equity a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of International Equity attributable to shares of the corresponding class of International Equity, less the value of the liabilities of International Equity assumed by International Fund attributable to shares of such class of International Equity. Immediately following the transfer of assets on the Exchange Date, International Equity will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by International Equity, with Merger Shares of each class being distributed to holders of shares of the corresponding class of International Equity. As a result of the proposed merger, each shareholder of International Equity will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the International Equity shares of the corresponding class surrendered by the

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shareholder. This distribution will be accomplished by the establishment of accounts on the share records of International Fund in the name of such International Equity shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees/Directors of International Equity and International Fund have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement and that the proposed merger is in the best interests of International Equity and International Fund, respectively.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of International Fund and International Equity, (ii) by either party if the merger shall not be consummated by October 9, 2007 or (iii) if any condition set forth in the Agreement and Plan of Reorganization has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of International Equity approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement and Plan of Reorganization up to and including the Exchange Date in order that, when the assets of International Equity are added to the portfolio of International Fund, the resulting portfolio will meet the investment objective, policies and restrictions of International Fund.

You should note that the Board has approved the merger of DWS Pacific Opportunities Equity Fund, also a series of DWS International Fund, Inc., into DWS International Fund. The completion of this transaction remains subject to shareholder approval, among other conditions. The effects of this additional potential merger are not reflected in this Prospectus/Proxy Statement.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $[            ]. [All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs associated with the portfolio rebalancing, and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.] [DWS to confirm.]

Description of the Merger Shares.    Merger Shares will be issued to International Equity’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A, Class B, Class C and Class S shares of International Fund. Each class of Merger Shares has the same characteristics as shares of the corresponding class of International Equity. Your Merger Shares will be treated as having been purchased on the date you purchased your International Equity shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the International Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

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Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by International Fund of all of the assets of International Equity solely in exchange for Merger Shares and the assumption by International Fund of all of International Equity liabilities followed by the distribution by International Equity to its shareholders of Merger Shares in complete liquidation of International Equity, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code, and International Equity and International Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by International Equity upon the transfer of International Equity’s assets to and the assumption of the International Equity liabilities by International Fund or upon the distribution of the Merger Shares to International Equity’s shareholders in liquidation of International Equity;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of International Equity on the exchange of their shares of International Equity for Merger Shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by International Equity’s shareholders will be the same as the aggregate basis of International Equity shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of International Equity will include the holding periods of International Equity shares exchanged therefor, provided that at the time of the reorganization International Equity shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, no gain or loss will be recognized by International Fund upon the receipt of assets of International Equity in exchange for Merger Shares and the assumption by International Fund of the liabilities of International Equity;

(vii)	under Section 362(b) of the Code, the basis in the hands of International Fund of the assets of International Equity transferred to International Fund will be the same as the basis of such assets in the hands of International Equity immediately prior to the transfer;

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of International Equity in the hands of International Fund will include the periods during which such assets were held by International Equity; and

(ix)	International Fund will succeed to and take into account the items of International Equity described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

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	8/31/06 Unrealized Gain (Loss)	8/31/06 Unrealized Gain (Loss) as % of 8/31/06 Net Assets	8/31/06 Loss Carryforwards	8/31/06 Loss Carryforwards as % of 8/31/06 Net Assets	8/31/06 Portfolio Turnover Rate
International Equity
International Fund

As of August 31, 2006, the amount of each Fund’s respective unrealized gain was less than its respective capital loss carryforward. Consequently, there is likely to be no potential tax liability transfer to either the shareholders of Equity Investment or the shareholders of International Fund as a result of the merger. Because both Funds have unrealized gains, however, none of their respective capital loss carryforwards can generally be used to offset the unrealized gain of the other Fund when recognized by the combined Fund for the five-year period beginning on the date of the consummation of the merger. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time. As a result, it is possible that some or all of each Fund’s capital loss carryforward will expire unused. After the merger, the ability of the combined Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the source and existence of capital gains against which these losses may be offset.

The Board of Trustees considered the possibility that shareholders of Equity Investment in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

International Fund’s ability to carry forward the pre-merger losses of the applicable acquired Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on June 30, 2006, International Equity would have lost the benefit of approximately [    ] of its gross losses (i.e., year end capital loss carryforwards as adjusted by any year to date realized gains or losses) or [    ] of its net losses (i.e., gross losses as further adjusted by any deemed recognition of unrealized gains). Prior to the reorganization, International Equity would have had gross losses equal to approximately [    ] of its net asset value that would otherwise have been available to offset the fund’s future gains, but those losses would have been both limited and spread over a large asset base as a result of the transaction. Once International Equity Fund combines with the International Fund, which has gross losses of approximately [    ] of its net asset value, the combined fund would have had gross losses of only [    ] of its combined net assets. As a result, the International Fund

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would suffer a reduction in the amount of losses it would be able to use to offset future gains and the International Equity Fund would suffer a more significant reduction in the amount of losses it would be able to use to offset future gains.

As a result of the reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of International Equity following the merger, former shareholders of International Equity could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such merger did not occur.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders may wish to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The portfolio turnover rate for International Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the twelve-month period ended August 31, 2006 was [    ]. The portfolio turnover rate for International Equity for the six-month period ended April 30, 2006 was [    ]. While these figures do not reflect a significant difference between the Funds, a higher portfolio turnover rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gain, annually in November and December of each year and to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check or deposited directly to the shareholder’s bank account. If the merger is approved by International Equity’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

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Capitalization.    The following table shows the unaudited capitalization of each Fund as of August 31, 2006 and of International Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	International Fund	International Equity	Pro Forma Adjustments	DWS International Fund Pro Forma Combined
Net Assets
Class A Shares	$241,476,158	$7,874,034	—	$249,350,192
Class B Shares	$28,389,213	$1,161,582	—	$29,550,795
Class C Shares	$22,897,939	$1,168,219	—	$24,066,158
Class S Shares	$1,389,658,614	$310,191,287	—	$1,699,849,901
Institutional Class	$8,073,256	$—	—	$8,073,256

Total Net assets	$1,690,495,180	$320,395,122	—	$2,010,890,302

Shares Outstanding
Class A Shares	4,235,990	518,507	(380,380)	4,374,117
Class B Shares	505,341	77,694	(57,017)	526,018
Class C Shares	407,264	79,579	(58,801)	428,042
Class S Shares	24,236,553	10,473,837	(5,063,899)	29,646,491
Institutional Class	141,393	—	—	141,393

	International Fund	International Equity	Pro Forma Adjustments	DWS International Fund Pro Forma Combined
Net Asset Value per Share
Class A Shares	$57.01	$15.19	—	$57.01
Class B Shares	$56.18	$14.95	—	$56.18
Class C Shares	$56.22	$14.68	—	$56.22
Class S Shares	$57.34	$29.62	—	$57.34
Institutional Class	$57.10	$—	—	$57.10

(1)	Assumes the merger had been consummated on August 31, 2006, and is for information purposes only. No assurance can be given as to how many shares of the International Fund will be received by the shareholders of the International Equity on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the International Fund that actually will be received on or after such date.

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Unaudited pro forma combined financial statements of the Funds as of August 31, 2006 and for the twelve-month period then ended are included in the Merger SAI. Because the Agreement provides that International Fund will be the surviving Fund following the merger, and because International Fund’s investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of International Equity to International Fund as contemplated by the Agreement.

* * * * * *

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETINGS

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of International Equity with and into International Fund and the solicitation of proxies by and on behalf of the Trustees of International Equity for use at the Special Meeting of Shareholders. The Meeting is to be held April 18, 2007 at 4 p.m. Eastern time, at the offices of Deutsche Asset Management, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about [January 25, 2007].

As of January 19, 2007, International Equity had the following number of shares outstanding:

International Equity
Class A	[ ] shares
Class B	[ ] shares
Class C	[ ] shares
Class S	[ ] shares

Only shareholders of record on January 19, 2007 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of International Equity know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies for the Meeting are being solicited from International Equity’s shareholders by the Trustees. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the merger. Approval of the merger will require the affirmative vote of a 1940 Act Majority.

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Record Date, Quorum and Method of Tabulation.    Shareholders of record of International Equity at the close of business on January 19, 2007 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of thirty percent (30%) of the outstanding voting securities of the International Equity outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting, while a 1940 Act Majority is still required for approval of the merger.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by International Equity as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will have the effect of a “no” vote on each Proposal. Broker “non-votes” will have the effect of a negative vote on each other Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of International Equity over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of International Equity for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Funds otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Approval of the merger proposal will require the affirmative vote of 1940 Act Majority. Shareholders of International Equity who do not vote will not affect the Funds’ votes at the Portfolio meeting. The percentage of International Equity’s votes representing International Equity shareholders not voting will be voted by the Trustees or officers of International Equity in the same proportion as International Equity shareholders who do, in fact, vote.

Share Ownership.    As of January 19, 2007, the officers and Trustees of International Equity and the officers and Directors of International Fund each as a group, beneficially owned less than 1% of the outstanding shares of International Equity and International Fund, respectively. To the knowledge of International Equity, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of International Equity as of such date:

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Class	Shareholder Name and Address	Percentage Owned
A	Kenneburt & Company F/B/O Expediter Omnibus C C/O Amsouth Bank Attn: Mutual Funds Expd Birmingham, Alabama 35202-2365	[	]%

B	Morgan Stanley DW Attn: Mutual Fund Operations Jersey City, NJ 07311-3907	[	]%

C	MLPF&S for the sole benefit of its Customers Attn: Fund Adm (97HB0) Jacksonville, Florida 32246-6484	[	]%

	Piper Jaffrey & Co A/C XXXX-XXXX Minneapolis, Minnesota 55402-7000	[	]%

	First Clearing, LLC A/C XXXX-XXXX WBNA Collateral Account F/B/O Eric L & Mary L Taylor Irvine, California 92604	[	]%

S	State Street Corp, as Trustee for Washington Savannah River/Bechtel Savannah Riv Inc. Svgs & Invest PL Jersey City, NJ 07302-3885	[	]%

	Charles Schwab & Co. Omnibus Account Reinvestment Attn: Mutual Fund Acct. Management Team San Francisco, California 94101-4122	[	]%

	Natl Financial Services Corp for Excl Benefit our Customers Church Street Station New York, New York 10008-3908	[	]%

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To the best of the knowledge of International Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of International Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
Institutional	State Street Bank & Trust Co. Cust FBO Scudder Pathway Series Growth Portfolio Quincy, Massachusetts 02171-2105	[	]%

	State Street Bank & Trust Co. Cust FBO Scudder Pathway Series Balanced Portfolio Quincy, Massachusetts 02171-2105	[	]%

	State Street Bank & Trust Co. Cust FBO Scudder Pathway Series Conservative Portfolio Quincy, Massachusetts 02171-2105	[	]%

S	Charles Schwab & Co. Inc. Attn: Mutual Funds Department San Francisco, California 94104-4122	[	]%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of International Equity and International Fund, officers and employees of DeAM, Inc. and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by fax or personally.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $25,120. As the Meeting date approaches, certain shareholders of International Equity may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of International Equity. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not

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permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The costs of solicitation for the merger proposal will be borne by DeAM, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies and are anticipated to be approximately $25,120. The Fund’s bearing of proxy costs will not be subject to the cap on total expenses or any fee waivers then in effect.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of International Equity at Two International Place, Boston, MA 02110, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    The Meeting may, by action of the chairman of the Meeting, be adjourned without notice with respect to the proposal to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Trustees may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

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Principal Underwriter and Administrator.    The principal underwriter for International Fund is DWS-SDI, 222 South Riverside Plaza, Chicago, Illinois 60606. ICCC, 345 Park Avenue, New York, New York 10154, provides administrative services on behalf of International Equity.

VI. REGULATORY AND LITIGATION MATTERS

Market timing related regulatory and litigation matters

On December 21, 2006, Deutsche Asset Management (“DeAM”) settled proceedings with the Securities and Exchange Commission (“SEC”) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

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In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ web site contain additional disclosure and/ or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

Other regulatory matters. On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators’ findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the

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offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 20th day of December, 2006, by and among DWS International Fund, Inc. (the “Acquiring Company”), a Maryland corporation, on behalf of DWS International Fund (the “Acquiring Fund”), a separate series of the Acquiring Company, and DWS International Equity Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of DWS Advisor Funds (the “Acquired Trust”), a Massachusetts business trust; and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Company is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class S voting shares (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Class S shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Class S Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C and Class S shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C and Class S Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Class S Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class S shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Company’s Articles of Amendment and Restatement, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A, Class B, Class C or Class S Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B, Class C or Class S Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A, Class B, Class C and/or Class S, as applicable, shall be equal to the net asset value of one Class S share of the Acquiring Fund.

2.3  The number of Class A, Class B, Class C and Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C and Class S shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be June 11, 2007, or such later date as the parties may agree in writing (the “Closing Date”).

All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Brown Brothers Harriman & Company, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Investments Service Company (“SISvC“) or its designee, as transfer agent for the Acquired Trust, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Class S Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Class S shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and sets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on Schedule 4.1(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired] Fund at and for the fiscal year ended October 31, 2006, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since October 31, 2006, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, the Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISvC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquiring Company’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Company duly designated in accordance with the applicable provisions of the Acquiring Company’s Articles of Amendment and Restatement, as amended. The Acquiring Company and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Company is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Company is not, and the execution, delivery and performance of this Agreement by the Acquiring Company will not result (i) in violation of Maryland law or of the Acquiring Company’s Articles of Amendment and Restatement, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on Schedule 4.2(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring

Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended August 31, 2006, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since August 31, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Company (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc., which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement referred to in Section 5.7, insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Company’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 19, 2007.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Company will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Company, Acquired Trust, Acquired Fund nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Company, Acquired Trust, Acquired Fund and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with cash proceeds from the disposition of assets pursuant to the foregoing sentence.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Company’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Company has been formed and is validly existing as a corporation;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Company’s Articles of Amendment and Restatement, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.2(e), the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring company is duly registered as a series of an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Company and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of Class B and Class S shares of the Acquiring Fund to 2.35% and 1.00%, respectively, for the period commencing June 11, 2007 and ending September 30, 2007, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Corporation’s President,

Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.1(e), the Acquired Fund is not subject to any litigation or other proceedings that might have a material adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund, under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Trust Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Company and Acquired Trust.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this

Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; (viii) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder; and (ix) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Company and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Company’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Company or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM or its affiliates will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the

Acquired Fund in connection with the rebalancing of certain of its portfolios, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 19, 2007, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, NY 10154, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attention: Burton M. Leibert, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to the Acquired Trust mean and refer to the Board members of the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of the Acquired Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquired Trust or the Acquired Fund personally, but bind only the property of the Acquired Fund, as provided in the Acquired Trust’s Declaration of Trust. Moreover, no series of the Acquired Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquired Trust’s Board members, on behalf of the Acquired Fund, and this Agreement has been signed by authorized officers of the Acquired Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Acquired Fund, as provided in the Acquired Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquiring Company or Acquired Trust, as applicable, or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS INTERNATIONAL FUND, INC., on behalf of DWS International Fund

Secretary	By: Its:

Attest:	DWS ADVISOR FUNDS, on behalf of DWS International Equity Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

Proxy card enclosed.

EYE.95-IEF

For more information, please call your Fund’s proxy solicitor,

Computershare Fund Services, Inc., at (866) 774-4940.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the

PHONE or the INTERNET.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-866-774-4940, or go to website:

https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

DWS INTERNATIONAL EQUITY FUND DWS ADVISOR FUNDS PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 4:00 p.m., Eastern time, on April 18, 2007	PROXY CARD

The undersigned hereby appoints Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-774-4940

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

[ ] [ ]

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL 1:

FOR	AGAINST	ABSTAIN

1. To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS International Equity Fund (“International Equity Fund”), a series of DWS Advisor Funds, to DWS International Fund (“International Fund”), a series of DWS International Fund, Inc., in exchange for shares of International Fund and the assumption by International Fund of all liabilities of International Equity, and the distribution of such shares, on a tax-free basis, to the shareholders of International Equity.

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

☐	☐	☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

[            ]

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

DWS INTERNATIONAL FUND

January     , 2007

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated [effective date], 2006 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of DWS International Equity Fund, a series of DWS Advisor Funds (“International Equity”), to be held on April 18, 2007. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS International Fund (“International Fund”) is contained in the statement of additional information, dated December 1, 2006, as supplemented from time to time, for Class A, Class B and Class C shares of International Fund and in the statement of additional information dated December 1, 2006, as supplemented from time to time, for Class S shares of International Fund, copies of which are attached to this Merger SAI as Appendices A and B. The audited financial statements and related Independent Registered Public Accounting Firm’s report for International Fund contained in the Annual Report to Shareholders for the fiscal year ended August 31, 2006 is incorporated herein by reference.

Further information about International Equity is contained in the statement of additional information, dated March 1, 2006, as supplemented from time to time, for Class A, Class B and Class C shares of International Equity and in the statement of additional information, dated March 1, 2006, as supplemented from time to time, for Class S shares of International Equity, are incorporated herein by reference. The audited financial statements and related Independent Registered Public Accounting Firm’s report for International Equity contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2006 is incorporated herein by reference.

The unaudited pro forma financial statements, attached hereto as Appendix C, are intended to present the financial condition and related results of operations of Equity Investment and International Fund as if the merger had been consummated on [    ], except as otherwise indicated.

The date of this Merger SAI is [effective date], 2007.

Appendix A - DWS International Fund SAI Classes A, B, C and Institutional dated December 1, 2006	A-1

Appendix B - DWS International Fund SAI Class S dated December 1, 2006	B-1

Appendix C - Unaudited Pro Forma Financial Statements	C-1

2

Appendix A DWS International Fund SAI Classes A, B, C and Institutional dated December 1, 2006

DWS Global Thematic Fund (formerly Scudder Global Fund) (Class A, B, C and R Shares)

a series of DWS Global/International Fund, Inc. (formerly Global/ International Fund, Inc.)

DWS International Fund (formerly Scudder International Fund) (Class A, B, C and Institutional Class Shares)

a series of DWS International Fund, Inc. (formerly Scudder International Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Class A, B, C and R shares prospectus for DWS Global Thematic Fund and the combined Class A, B and C shares prospectus and the Institutional Class prospectuses for DWS International Fund (each a “Fund,” collectively the “Funds”), series of DWS Global/International Fund, Inc. and DWS International Fund, Inc., respectively, dated December 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders of each Fund, dated August 31, 2006 are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This combined Statement of Additional Information is incorporated by reference into each applicable prospectus.

i

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

(7)	make loans to other persons, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to fundamental policy number five above, the Funds have no current intention to hold and sell real estate acquired as a result of a Fund’s ownership of securities.

The Directors of each Corporation (as defined below) have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Directors based upon current circumstances. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(g)	lend portfolio securities in an amount greater than 33?% of its total assets.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund may engage in short sales against-the-box, although it is the Fund’s current intention that no more than 5% of its net assets will be at risk.

Each Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. DWS Global Thematic Fund is a diversified series of DWS Global/International Fund, Inc. DWS International Fund is a diversified series of DWS International Fund, Inc. (each a “Corporation,” collectively the “Corporations”). DWS Global Thematic Fund offers five classes of shares: Class S, Class A, Class B, Class C and Class R shares. Only Class A, Class B, Class C and Class R are offered herein. DWS International Fund offers five classes of shares: Class S, Class A, Class B, Class C, and Institutional Class shares. Only Class A, Class B, Class C and Institutional Class of International Fund are offered herein. Each class has its own important features and policies.

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that a Fund’s objective will be met.

Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

DWS Global Thematic Fund

DWS Global Thematic Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the US. The Fund may be invested 100% in non-US issues, and for temporary defensive purposes may be invested 100% in US issues, although under normal circumstances it is expected that both foreign and US investments will be represented in the Fund’s portfolio.

For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash and cash equivalents. The Fund may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or below by Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), or deemed by the Advisor to be of comparable quality (commonly referred to as “high yield” or “junk” bonds).

DWS International Fund

DWS International Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and normally to have investments in securities of at least three different countries other than the US. The Fund will invest primarily in securities of issuers in the 21 developed foreign countries included in the Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index, but may invest in “emerging markets.” The Fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any of the International Bank of Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

When the Advisor believes that it is appropriate to do so in order to achieve the Fund’s investment objective of long-term growth of capital, the Fund may invest up to 20% of its total assets in debt securities. The Fund will predominantly purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged by the Advisor to be of equivalent quality. The Fund may also invest up to 5% of its total assets in debt securities which are rated below investment-grade.

The Fund may hold up to 20% of its net assets in US and foreign fixed income securities for temporary defensive purposes when the Advisor believes that market conditions so warrant. The Fund may invest up to 20% of its net assets under normal conditions, and without limit for temporary defensive purposes, in cash or cash equivalents including domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements, when the Advisor deems such a position advisable in light of economic or market conditions.

To meet federal tax requirements for qualification as a regulated investment company each Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in securities of a single issuer (other than US government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Temporary Defensive Policy. As a temporary defensive measure, DWS Global Thematic Fund could shift up to 100% of its assets into investments such as money market securities. As a temporary defensive measure, DWS

International Fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but, while engaged in a temporary defensive position, a Fund was not pursuing its investment goal.

Master/feeder Fund Structure. The Boards of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a Fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs(TM)”).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A Fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging a Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a Fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union (EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investments. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. A Fund may also purchase, to a limited extent, debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the greater their risks render them like equity securities. DWS International Fund will invest no more than 5% of its total assets in securities rated BB or lower by Moody’s or Ba by S&P, and may invest in securities which are rated D by S&P. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

High yield, high-risk securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds’ Boards have approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as a Fund’s assets increase (and thus have a more limited effect on a Fund’s performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded

(which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. A Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. The Funds may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, Funds may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Companies. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Fund’s participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.

REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, (the “Code”) and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker-dealer. Some repurchase commitment transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a Fund’s investment restrictions applicable to that activity. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” adapted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the US dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund’s obligations or to segregate cash or liquid assets equal to the amount of a Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet their obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of their obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

A Fund’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a Fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a Fund, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Fund’s portfolio does not guarantee the net asset value of the shares of a Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, however, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be US Government securities, as defined in the 1940 Act; therefore, a Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be US Government securities for the purpose of determining if a Fund is “diversified” under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, each Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each Fund’s prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

Each Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual Fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Fund’s Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Fund’s Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the Funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DeIM makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Corporation’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by DeAM and its affiliates to the DWS Mutual Funds.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The Boards and the shareholders of each Fund recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Funds. Pursuant to each Investment Management Agreement, the Advisor provides continuing investment management of the assets of each Fund. In addition to the investment management of the assets of each Fund, the Advisor determines the investments to be made for each Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with each Fund’s policies as stated in its Prospectus and SAI, or as adopted by each Fund’s Board. The Advisor will also monitor, to the extent not monitored by each Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to each Fund’s Board in valuing the securities and other instruments held by each Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by each Fund.

Pursuant to each Investment Management Agreement, (unless otherwise provided in the agreement or as determined by each Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

Each Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund’s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Each Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

Each Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. Each Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice.

For all services provided under each Investment Management Agreement, the Funds pay the advisor a fee, computed daily and paid monthly, at the annual rates as a percentage of net assets shown below:

DWS Global Thematic Fund	Management Fee Rate
$0-$500 million	0.915%
$500 million-$1 billion	0.865%
$1 billion-$1.5 billion	0.815%
$1.5 billion-$2 billion	0.765%
over $2 billion	0.715%

DWS International Fund	Management Fee Rate
$0-$6 billion	0.59%
$6 billion-$7 billion	0.54%
Over $7 billion	0.515%

The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal Year 2006	Fiscal Year 2005*	Fiscal Year 2004*
DWS Global Thematic Fund	$10,935,782	$8,883,911	$8,518,604
DWS International Fund	$10,835,832	$10,735,566	$11,830,071

*	Prior to June 1, 2006, these fees included an administrative service fee.

DWS Global Thematic Fund. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.70%, 2.45% and 2.45% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses. In addition, through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.95% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

In addition, the Boards and shareholders of each Fund recently approved a new subadvisor approval policy for the Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the applicable Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Boards, including their independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. Each Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. Each Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Administrative Agreement

From August 14, 2000, for DWS International Fund and September 11, 2000, for DWS Global Thematic Fund until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”). Effective April 1, 2004, the Administrative Agreement was terminated. For periods subsequent to April 1, 2004, the Funds have directly borne other Fund fees and expenses, subject to the Advisor’s contractual obligation to waive fees and reimburse expenses to maintain the Fund’s operating expenses at a specified level, as disclosed in the Prospectus.

DWS Global Thematic Fund

For the period September 1, 2003 through March 31, 2004, the Fund paid administrative service fees of $43,945, $28,079 and $15,957 for Class A, B and C shares, respectively.

DWS International Fund

For the period September 1, 2003 through March 31, 2004, the Fund paid administrative service fees of $836,887, $196,749, $94,959 and $35,628 for Class A, B, C and Institutional Class shares, respectively.

Each Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund’s average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as each Board of the Funds reasonably deems necessary for the proper administration of the Funds. The Advisor provides each Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and Brown Brothers Harriman & Co., (“BBH”), the Administrator has delegated certain administrative functions to BBH. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.

Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Codes of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporations and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

Each Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s ‘and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s ‘performance and the performance of Deutsche Asset Management; quantitative measures which include 1-, 3- and 5-year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers. The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund’s portfolio management team in the Funds as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of August 31, 2006.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Matthias Knerr (DWS International Fund)	$0	$500,001 - $1,000,000
Oliver Kratz (DWS Global Thematic Fund)	$100,001 - $500,000	$100,001 - $500,000

Conflicts of Interest. In addition to managing the assets of a Fund, a Fund’s portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of August 31, 2006.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Matthias Knerr (DWS International Fund)	5	$1,536,550,901.00	0	$0

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Oliver Kratz (DWS Global Thematic Fund)	8	$2,028,268,188.37	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr (DWS International Fund)	3	$105,600,852.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	12	$439,531,809.36	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr (DWS International Fund)	4	$893,622,414.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	6	$796,861,927.81	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor, including other client accounts managed by a Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•	The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Boards.

FUND SERVICE PROVIDERS

Principal Underwriter. Pursuant to an Underwriting and Distribution Services Agreement (“Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B and Class C shares of each Fund, Class R shares for DWS Global Thematic Fund and Institutional Class shares of DWS International Fund and acts as agent of each Fund in the continuous offering of its shares. Each Distribution Agreement for the Funds, dated April 5, 2002 was last approved by the Directors on September 28, 2006. Each Distribution Agreement will continue from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of each Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by DWS-SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Funds pay the cost for the prospectuses and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” DWS-SDI retains the sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. DWS-SDI receives no compensation from the Funds as principal underwriter for Class A and R shares. DWS-SDI receives compensation from the Funds as principal underwriter for Class B, Class C and Class R shares as applicable.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B, Class C and Class R shareholders, as applicable, under a Shareholder Services Agreement (the “Services Agreement”) with DWS-SDI. Each Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. Each Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by a Fund or by DWS-SDI upon 60 days’ notice. Termination with respect to the Class A, B, C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B C or R shares, as defined under the 1940 Act. Each Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreements, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreements, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, DWS-SDI receives compensation from the Funds for its services under the Services Agreements.

DWS Scudder Distributors, Inc., the Funds’ distributor, has adopted an Incentive Plan (the “Plan”) covering wholesalers that are regional vice presidents (“DWS Scudder Wholesalers”). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the Funds, and that incentive will differ depending on the product category of the Fund. Each Fund is assigned to one of three product categories — “Core,” “Satellite” or “Non-Core/Satellite” — taking into consideration, among other things, the following criteria, where applicable:

•	The Fund’s 3 year performance;

•	The Fund’s Morningstar rating;

•	Market size for the Fund category;

•	The Fund’s size, including sales and redemptions of the Fund’s shares;

•	The length of time the Fund’s Portfolio Manager has managed the Fund; and

•	The Fund’s consistency with DWS Scudder’s branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a Fund’s placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management’s judgment based on the above criteria. In addition, management may consider a Fund’s profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS fund website at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each Fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of the Fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the Fund into account when considering purchasing a Fund or evaluating any recommendations relating to Fund shares.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares, Class C and Class R shares that are used by DWS-SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B, C and R shareholders under each Fund’s Services Agreement with DWS-SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B, Class C and Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares, Class C shares and Class R shares that are used by DWS-SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares, Class C shares and Class R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares, Class C shares and Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a Fund. In connection with Class B shares, for example, if shares of a Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund’s shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DWS-SDI’s expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. Effective January 1, 2006, DWS-SDI no longer advances the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DWS-SDI receives a fee from the DWS Global Thematic Fund under its 12b-1 Plan, payable monthly, at an annual rate of 0.25% of average daily net assets of the Fund attributable to Class R shares.

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of the Fund, as applicable.

With respect to Class A and R shares of a Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A and R Shares, respectively, of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

Certain directors or officers of the Funds are also directors or officers of the Advisor or DWS-SDI, as indicated under “Directors and Officers.”

Compensation to Underwriter and Firms for Calendar Year 2005

DWS Global Thematic Fund	12b-1 Fees (Distribution Fee) Paid to DWS-SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to DWS-SDI	Compensation Paid by DWS-SDI to Firms from Distribution Fee	Compensation Paid by DWS-SDI to Firms from Shareholder Servicing Fee
Class A	N/A	$543	N/A	$55,730
Class B	$56,149	$227	$14,702	$17,738
Class C	$42,389	$57	$37,101	$50,591
Class R	$2,696	$7	$2,164	$4,228

DWS International Fund
Class A	N/A	$15,765	N/A	$493,429
Class B	$259,332	$299	$38,243	$79,740
Class C	$169,448	$157	$151,094	$192,181

Other Distribution Expenses Paid by Underwriter for Calendar Year 2005

DWS Global Thematic Fund	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expenses
Class A	N/A	N/A	N/A	N/A	NA
Class B	$1,883	$131	$245	$131	$28,779
Class C	$5441	$342	$565	$336	$0
Class R	$2352	$142	$198	$136	$0

DWS International Fund
Class A	N/A	N/A	N/A	N/A	NA
Class B	$6,521	$458	$1,054	$484	$536,196
Class C	$12,703	$849	$1,788	$916	$0

The following table shows, for Class A shares, the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DWS-SDI.

Fund	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Paid to Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by DWS-SDI
DWS Global Thematic Fund	2006	$117,000	$36,000	$3,000	$78,000
	2005	$25,000	$2,000	$19,000	$4,000
	2004	$14,000	$11,000	$1,000	$2,000

DWS International Fund	2006	$68,000	$53,000	$3,000	$12,000
	2005	$71,000	$54,000	$5,000	$12,000
	2004	$72,000	$59,000	$3,000	$10,000

Independent Registered Public Accounting Firm

The financial highlights of each Fund included in the Funds’ prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as legal counsel to each Fund and the Independent Directors of each Fund.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, an affiliate of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to an agreement between DWS-SFAC and State Street Bank and Trust Company (“SSB”), DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Funds.

Effective upon termination of the Administrative Agreement, the Funds pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

For the period April 1, 2004 through August 31, 2004, the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $339,742.

For the period April 1, 2004 through August 31, 2004, the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $267,597.

For the fiscal year ended August 31, 2005, the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $411,295.

For the fiscal year ended August 31, 2005, the amount charged to International Fund by DWS-SFAC for accounting services aggregated $531,757.

For the period from September 1, 2005 through May 31, 2006, the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $391,546, all of which was paid.

For the period from September 1, 2005 through May 31, 2006, the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $503,034, all of which was paid.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Effective June 1, 2006 pursuant to the Administrative Services Agreement among the Advisor and SSB, the Advisor has delegated certain fund accounting functions to SSB.

Custodian, Transfer Agent and Shareholder Service Agent

Brown Brothers Harriman & Company (“Custodian”), 40 Water Street, Boston, MA 02109 serves as Custodian of the Funds. The Custodian has entered into agreements with foreign subcustodians approved by the Directors of the Corporations pursuant to Rule 17f-5 of the 1940 Act.

Custodian’s fee may be reduced by certain earnings credits in favor of each Fund.

DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the Funds’ transfer agent, dividend-paying agent and shareholder service agent for each Fund’s Class A, B, C shares, DWS Global Thematic Fund’s Class R shares and DWS International Fund’s Institutional Class shares. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Funds. DWS-SISC receives as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. For Class R shares, DWS-SISC is compensated as follows: (for non-money market accounts) an open account charge of $29 and an asset-based fee of 0.05% for out of pocket expenses.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

SERVICE PLANS

DWS Global Thematic Fund — Class R Shares

The Fund has adopted a service plan (the “Service Plan”) with respect to Class R shares of Global Thematic Fund which authorizes the Fund to compensate Service Organizations whose customers invest in Class R shares of Global Thematic Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plan, the Fund may enter into agreements with Service Organizations (“Service Agreements”). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Class R shares of the Fund beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the Class R shares of the Fund owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Corporation or Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange such shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plan; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refund and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 (“ERISA”); and (xi) providing prospectuses, proxy materials and other documents of an applicable Fund to participants as may be required by law.

As compensation for such services, each Service Organization of the Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund’s Class R shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plan, the Officers of the Corporation provide to the Corporation’s Board of Directors for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plan.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 (“ERISA”) may apply to a Service Organization’s receipt of compensation paid by the Fund in connection with the investment of fiduciary assets in Class R shares of the Fund. Service Organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Class R shares of the Fund and receiving service fees.

The Corporations believe that fiduciaries of ERISA plans may properly receive fees under theService Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary’s decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of “party in interest” with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under the Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary’s receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for each Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Global Thematic Fund: For the fiscal years ended August 31, 2004, August 31, 2005 and August 31, 2006 the Fund paid aggregate brokerage commissions of $2,263,000, $1,881,808, and $5,808,194, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2006 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2006
General Electric Co.	$25,906,000
Julius Baer Investment Management LLC	$20,374,000
Erste Bank Der Oesterreichiscehn Sparkassen	$16,285,000
ABN Amro Holdings NV	$15,257,000
Credit Suisse	$12,056,000
Allianz AG	$9,336,000
Bangkok Bank	$8,322,000
DBS Group Holdings Ltd.	$4,243,000

DWS International Fund: For the fiscal years ended August 31, 2004, August 31, 2005 and August 31, 2006 the Fund paid aggregate brokerage commissions of, $2,035,000, $3,601,297 and $4,516,279, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2006 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2006
Societe Generale	$34,809,000
Unicredito Italiano SpA	$30,028,000
ING Groep NV	$22,977,000
AXA	$21,181,000
Australia & New Zealand Group, Ltd.	$18,521,000
Alpha Bank AE	$10,778,000

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
DWS Global Thematic Fund	0%	0%	$0
DWS International Fund	0%	0%	$0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	2006	2005
DWS Global Thematic Fund	143%	54%
DWS International Fund	76%	57%

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Funds’ agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Funds and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to DWS-SISC for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, DWS-SISC will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on each Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by each Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between each Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of each Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds’ principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of each Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of their shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Fund prospectuses.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Funds sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, DWS Scudder Distributors, Inc. may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of DWS Global Thematic Fund sold.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Funds in accordance with the Large Order NAV Purchase Privilege and one of the five compensation schedules up to the following amounts:

Compensation Schedule #1: Retail Sales and DWS Scudder Flex Plan(1)		Compensation Schedule #2: DWS Scudder Premium Plan(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value
$1 million to $3 million (equity funds)	1.00%
Over $3 million to $50 million	0.50%	Over $	3 million	0.00% - 0.50%
Over $50 million	0.25%		—	—

Compensation Schedule #3: DWS Scudder Choice Plan(3)
Amount of Shares Sold	As a Percentage of Net Asset Value
All amounts (equity funds)	1.00%

(1)	For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.
(2)	Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.
(3)	DWS-SDI compensates UBS Financial 0.50%.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by the Funds for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Funds for services as distributor and principal underwriter for Class C shares.

Revenue Sharing. In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Funds, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Funds (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Funds serviced and maintained by the financial advisor, .05% to .40% of sales of the Funds attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of these Funds or of any particular share class of the Funds. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of these Funds.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group

Cadaret, Grant & Co. Inc.

Brown Brothers Harriman

Capital Analyst, Incorporated

Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co. — International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Company)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group

Minnesota Life Insurance Company

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Funds will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price		As a Percentage of Net Asset Value*		Allowed to Dealers as a Percentage of Offering Price
Less than $ 50,000	5.75%		6.10%		5.20%
$50,000 but less than $ 100,000	4.50		4.71		4.00
$100,000 but less than $ 250,000	3.50		3.63		3.00
$250,000 but less than $ 500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	**	.00	**	.00	***

*	Rounded to the nearest one-hundredth percent.
**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. Each Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Class B Purchases. Class B shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor’s purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds’ Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Purchases. Class C shares of a Fund are offered at net asset value. No initial sales charge is imposed which allows the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds’ prospectus and Statement of Additional Information.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor’s spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as “DWS Funds,” (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or DWS mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Funds or service agents of the Funds;

(c)	certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds;

(i)	employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”) made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)	investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(l)	in connection with a direct “roll over” of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Funds at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates (“DWS Scudder Flex Plans” and “DWS Scudder Choice Plans”).

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a.	Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Institutional Class Shares. (DWS International Fund only) Information on how to buy shares is set forth in the section entitled “How to Invest in the Fund” in the Fund’s Prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for Institutional Class shares.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Purchase of Class R Shares. (DWS Global Thematic Fund only) Investors may invest in Class R shares through certain retirement and other plans. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee, 0.25% shareholder service fee.)

Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Funds. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’.

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Portfolio’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year’s charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under a Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s DWS Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct “roll over” distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in November and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectuses. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from dividends, (i) interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and (ii) net income derived from interest in “qualified publicly traded partnerships” (as defined below); or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty.

So long as more than 50% of the value of the total assets of a Fund at the close of the taxable year consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to enable the shareholders to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders will treat such amounts as part of their distribution from the Fund. The foreign tax credit available to shareholders is subject to certain limitations and restrictions imposed by the Code.

If a Fund does not make the election permitted under section 853 of the Code, any foreign taxes paid or accrued will represent an expense to the Fund that will reduce its investment company taxable income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Other Tax Considerations. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Certain of a Fund’s hedging activities (including transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset .If a Fund’s book income is less than its taxable income, that Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Each Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause a Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of Fund securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a “US person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2011, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds do not intend to designate distributions as interest-related dividends or as short-term capital gain dividends.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on a preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security’s primary exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members of each Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Corporation. Because each Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87

Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	87

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87

Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	87

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation((1)) (telecommunications) (November 1989-October 2003)	87

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87

Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	85

Interested Board Member

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

Officers(3)

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Michael G. Clark(5) (1965) President, 2006-present	Managing Director(4), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

John Millette(6) (1962) Vice President and Secretary, 1999-present	Director(4), Deutsche Asset Management	n/a

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(6) (1962) Assistant Secretary, 1997-present	Managing Director(4), Deutsche Asset Management	n/a

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Scott M. McHugh(6) (1971) Assistant Treasurer, 2005-present	Director(4), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(6) (1957) Assistant Treasurer, 2003-present	Director(4), Deutsche Asset Management	n/a

John Robbins(5) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(4), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)	n/a

A. Thomas Smith(5) (1956) Chief Legal Officer, 2005-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
(3)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(4)	Executive title, not a board directorship.
(5)	Address: 345 Park Avenue, New York, New York 10154.
(6)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which Deutsche Asset Management, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter:	DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Board Members

The Board Members of each Corporation met 10 times during the calendar year ended December 31, 2005 and each Board Member attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held seven (7) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisors’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the fund complex received by each Board Member during the calendar year 2005. Drs. Gruber, Herring, and Saunders, Messrs. Jones and Searcy and Ms. Rimel became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the Funds.

Independent Board Member	Compensation from DWS Global Thematic Fund	Compensation from DWS International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex(1)(2)(3)(4)
Henry P. Becton, Jr.(3)(4)	$3,502	$5,830	$0	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$4,324	$6,816	$0	$203,829
Keith R. Fox(3)(4)(5)	$3,920	$6,585	$0	$184,829
Kenneth C. Froewiss(3)(5)(6)	$932	$1,471	$0	$129,687
Martin J. Gruber(7)(9)	$0	$0	$0	$135,000
Richard J. Herring(7)(8)(9)	$0	$0	$0	$136,000
Graham E. Jones(7)(9)	$0	$0	$0	$144,000

Independent Board Member	Compensation from DWS Global Thematic Fund	Compensation from DWS International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex(1)(2)(3)(4)
Rebecca W. Rimel(7)(8)(9)	$0	$0	$0	$146,280
Philip Saunders, Jr.(7)(9)	$0	$0	$0	$145,000
William N. Searcy, Jr.(7)(9)	$0	$0	$0	$150,500
Jean Gleason Stromberg(3)(4)(5)	$3,778	$6,315	$0	$178,549
Carl W. Vogt(3)(4)(5)	$3,439	$5,718	$0	$162,049

(1)	The Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.
(5)	Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.
(6)	Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in each Fund and Fund Complex as of December 31, 2005.

Independent Board Member	Dollar Range of Securities Owned in DWS Global Thematic Fund	Dollar Range of Securities Owned in DWS International Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director(2)
Henry P. Becton, Jr.	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Dawn-Marie Driscoll	$10,001 - $50,000	$1 - $10,000	Over $100,000
Keith R. Fox	None	$10,001 - $50,000	Over $100,000
Kenneth C. Froewiss	None	None	Over $100,000
Martin J. Gruber	None	None	Over $100,000
Richard J. Herring	None	None	Over $100,000
Graham E. Jones	None	None	Over $100,000
Rebecca W. Rimel	$50,001 - $100,000	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000	Over $100,000
William N. Searcy, Jr.	None	None	Over $100,000
Jean Gleason Stromberg	None	None	Over $100,000
Carl W. Vogt	None	None	Over $100,000

Interested Board Member:

Axel Schwarzer	None	None(3)

(1)	The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.
(3)	Mr. Schwarzer as a non-US citizen does not own US registered funds but does own over $100,000 of DWS Funds registered outside the US.

Securities Beneficially Owned

As of November 24, 2006, all Directors and Officers of each Corporation as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of each Fund.

To the best of each Fund’s knowledge, as of November 24, 2006, no person owned of record or beneficially 5% or more of any class of a Fund’s outstanding shares, except as noted below:

As of November 24, 2006, 386,763.02 shares in the aggregate, or 7.83% of the outstanding shares of DWS Global Thematic Fund, Class A, were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, Jacksonville, FL 32246, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 61,692.89 shares in the aggregate, or 12.52% of the outstanding shares of DWS Global Thematic Fund, Class B, were held in the name of Citigroup Global Markets, Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 53,847.28 shares in the aggregate, or 10.93% of the outstanding shares of DWS Global Thematic Fund, Class B, were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, Jacksonville, FL 32246, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 302,416.49 shares in the aggregate, or 17.31% of the outstanding shares of DWS Global Thematic Fund, Class C, were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, Jacksonville, FL 32246, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 229,746.64 shares in the aggregate, or 13.15% of the outstanding shares of DWS Global Thematic Fund, Class C, were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 98,985.84 shares in the aggregate, or 5.67% of the outstanding shares of DWS Global Thematic Fund, Class C, were held in the name of Citigroup Global Markets, Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 43,497.55 shares in the aggregate, or 39.72% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of State Street Bank & Trust TTEE, FBO ADP/DWS Scudder Choice 401(K) Product, Florham Park, NJ 07932, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 16,698.96 shares in the aggregate, or 15.25% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of DWS Trust Company FBO Applied Energy Solutions LLC 401(K) Plan, Attn: Asset Recon Dept., Salem, NH 03079-1143, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 9,719.99 shares in the aggregate, or 8.88% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of MG Trust Co. Agent, Frontier Trust Co. TTEE FBO Innovation Association 401, Fargo, ND 58106-0699, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 7,809.75 shares in the aggregate, or 7.13% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of S&S Manufacturing 401K, Steven E Silverman TTEE, FBO S&S Manufacturing, E. Brunswick, NJ 08816-1635, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 8,406.64 shares in the aggregate, or 7.68% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of MFS Heritage Trust Co., FBO Certain Employee Benefit Plans, Boston, MA 02205-5824, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 17,666.47 shares in the aggregate, or 6.36% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Pershing LLC, Jersey City, NJ 07303, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 66,343.49 shares in the aggregate, or 23.89% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Carey & Co. Trust Division XXXXX, C/O Huntington National Bank, Columbus, OH 43219-6010, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 56,812.21 shares in the aggregate, or 20.46% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of State Street Bank & Trust Co. Cust FBO Scudder Pathway Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 35,332.94 shares in the aggregate, or 12.72% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Pershing LLC, Jersey City, NJ 07303, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 31,891.69 shares in the aggregate, or 11.48% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of State Street Bank & Trust Co. Cust FBO Scudder Pathway Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 27,522.80 shares in the aggregate, or 9.91% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Pershing LLC, Jersey City, NJ 07303, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 18,960.94 shares in the aggregate, or 6.83% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Pershing LLC, Jersey City, NJ 07303, who may be deemed as the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.	n/a	None	n/a	n/a	n/a
Dawn-Marie Driscoll	n/a	None	n/a	n/a	n/a
Keith R. Fox	n/a	None	n/a	n/a	n/a
Kenneth C. Froewiss	n/a	None	n/a	n/a	n/a
Martin J. Gruber	n/a	None	n/a	n/a	n/a
Richard J. Herring	n/a	None	n/a	n/a	n/a
Graham E. Jones	n/a	None	n/a	n/a	n/a
Rebecca W. Rimel	n/a	None	n/a	n/a	n/a
Philip Saunders, Jr.	n/a	None	n/a	n/a	n/a
William N. Searcy, Jr.	n/a	None	n/a	n/a	n/a
Jean Gleason Stromberg	n/a	None	n/a	n/a	n/a
Carl W. Vogt	n/a	None	n/a	n/a	n/a
Agreement to Indemnify Independent Directors for Certain Expenses.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Funds.

FUND ORGANIZATION

Organizational Description

DWS Global Thematic Fund. DWS Global Thematic Fund is a series of DWS Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of this Corporation was changed, effective May 29, 1998, from Scudder Global Fund, Inc. This Corporation currently consists of four series: DWS Global Thematic Fund, DWS Global Bond Fund, DWS Global Opportunities Fund and DWS Emerging Markets Fixed Income Fund. Each Fund except DWS Global Thematic Fund is further divided into four classes of shares, Class S, Class A, Class B and Class C shares. DWS Global Thematic Fund is further divided into five classes of shares: Class S, Class A, Class B, Class C and Class R.

The authorized capital stock of DWS Global/International Fund, Inc. consists of 1,559,993,796 shares with $0.01 par value, 200 million shares of which are allocated to DWS Global Opportunities Fund, 529,154,575 shares of which are allocated to DWS Global Bond Fund, and 320 million shares of which are allocated to each of DWS Emerging Markets Fixed Income Fund and 370 million shares of which are allocated to DWS Global Thematic Fund.

DWS International Fund, Inc. (the “Corporation”) was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of this Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation. On February 6, 2006, the name of the Corporation was changed from Scudder International Fund, Inc. to DWS International Fund, Inc.

The authorized capital stock of the Corporation consists of 2,447,923,888 shares of a par value of $.01 each, which capital stock has been divided into six series: DWS International Fund, the original series; DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund, both organized in December 1992; DWS Europe Equity Fund, organized in October 1994; DWS Emerging Markets Equity Fund, organized in May 1996 and DWS International Value Opportunities Fund organized in July 2006. Each series consists of 320 million shares, except for DWS International Fund which consists of 620,595,597 shares, DWS Latin America Equity Fund which consists of 340 million shares and DWS Europe Equity Fund which consists of 420 million shares. DWS International Value Opportunities Fund is divided into four classes of shares: Class A, Class C, Class S and Institutional Class shares. Class S shares of the Fund are offered through a separate statement of additional information.

The Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Articles of Incorporation”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of the Fund or a class of the Fund shall be automatically converted into shares of another Fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of the Fund or a class of the Fund shall have the right to convert or exchange their shares into shares of one or more other Funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any Fund or class of the Fund (including shares of the same Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of the Fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate the Fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act. Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the Corporation, upon liquidation or termination of the Fund or class, shareholders of such Fund or class of the Fund shall be entitled to receive, pro rata in proportion to the number of shares of such Fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular Fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same Fund or class).

The Corporation’s Board of Directors supervises the Fund’s activities. The Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Corporation to establish a multiple class distribution system for its funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto), which will be borne solely by shareholders of such class; (b) different service fee payments associated with a service plan for a specific class and any other costs relating to implementing or amending such service plan; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as “Class Expenses” by the Corporation’s Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors.

The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of DWS Global Thematic Fund and DWS International Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements as applicable in the Annual Report to the Shareholders of each Fund dated August 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of DWS Global Thematic Fund — Class A is 233379817.

The CUSIP number of DWS Global Thematic Fund — Class B is 233379791.

The CUSIP number of DWS Global Thematic Fund — Class C is 233379783.

The CUSIP number of DWS Global Thematic Fund — Class R is 233379767.

The CUSIP number of DWS International Fund — Class A: 23337R858.

The CUSIP number of DWS International Fund — Class B is 23337R841.

The CUSIP number of DWS International Fund — Class C is 23337833.

The CUSIP number of DWS International Fund — Institutional Class is 23337R791.

Each Fund has a fiscal year end of August 31.

This Statement of Additional Information contains the information of DWS Global Thematic Fund and DWS International Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

Appendix B

DWS International Fund SAI Class S dated December 1, 2006

DWS Global Thematic Fund (formerly Scudder Global Fund)

a series of DWS Global/International Fund, Inc.

(formerly Global/International Fund, Inc.)

DWS International Fund (formerly Scudder International Fund)

a series of DWS International Fund, Inc.

(formerly Scudder International Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

Class S Shares

December 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the DWS Global Thematic Fund and DWS International Fund (each a “Fund,” collectively the “Funds”), series of DWS Global/International Fund, Inc. and DWS International Fund, Inc., respectively, dated December 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-728-3337 or the firm from which this Statement of Additional Information was obtained and is available along with other related materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders of each Fund, dated August 31, 2006 are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This combined Statement of Additional Information is incorporated by reference into the combined prospectus.

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

(7)	make loans to other persons, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to fundamental policy number five above, the Funds have no current intention to hold and sell real estate acquired as a result of a Fund’s ownership of securities.

The Directors of each Corporation (as defined below) have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Directors based upon current circumstances. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(g)	lend portfolio securities in an amount greater than 33 1/3% of its total assets.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund may engage in short sales against-the-box, although it is the Fund’s current intention that no more than 5% of its net assets will be at risk.

Each Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. DWS Global Thematic Fund is a diversified series of DWS Global/International Fund, Inc. DWS International Fund is a diversified series of DWS International Fund, Inc. (each a “Corporation,” collectively the “Corporations”). DWS Global Thematic Fund offers five classes of shares: Class S, Class A, Class B, Class C and Class R shares. Only Class S shares are offered herein. DWS International Fund offers five classes of shares: Class S, Class A, Class B, Class C and Institutional Class shares. Only Class S shares are offered herein. Each class has its own important features and policies.

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider

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whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that a Fund’s objective will be met.

Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

DWS Global Thematic Fund

DWS Global Thematic Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the US. The Fund may be invested 100% in non-US issues, and for temporary defensive purposes may be invested 100% in US issues, although under normal circumstances it is expected that both foreign and US investments will be represented in the Fund’s portfolio.

For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash and cash equivalents. The Fund may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or below by Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), or deemed by the Advisor to be of comparable quality (commonly referred to as “high yield” or “junk” bonds).

DWS International Fund

DWS International Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and normally to have investments in securities of at least three different countries other than the US. The Fund will invest primarily in securities of issuers in the 21 developed foreign countries included in the Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index, but may invest in “emerging markets.” The Fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any of the International Bank of Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

When the Advisor believes that it is appropriate to do so in order to achieve the Fund’s investment objective of long-term growth of capital, the Fund may invest up to 20% of its total assets in debt securities. The Fund will predominantly purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged by the Advisor to be of equivalent quality. The Fund may also invest up to 5% of its total assets in debt securities which are rated below investment-grade.

The Fund may hold up to 20% of its net assets in US and foreign fixed income securities for temporary defensive purposes when the Advisor believes that market conditions so warrant. The Fund may invest up to 20% of its net assets under normal conditions, and without limit for temporary defensive purposes, in cash or cash equivalents including domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements, when the Advisor deems such a position advisable in light of economic or market conditions.

To meet federal tax requirements for qualification as a regulated investment company each Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in securities of a single issuer (other than US government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Temporary Defensive Policy. As a temporary defensive measure, DWS Global Thematic Fund could shift up to 100% of its assets into investments such as money market securities. As a temporary defensive measure, DWS International Fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but, while engaged in a temporarily defensive position, a Fund was not pursuing its goal.

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Master/feeder Fund Structure. The Boards of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a Fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

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The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYON”(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, GDRs and other

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types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A Fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging a Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a Fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union (EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

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Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness) involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not

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been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investments. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

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Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. A Fund may also purchase, to a limited extent, debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the greater their risks render them like equity securities. DWS International Fund will invest no more than 5% of its total assets in securities rated BB or lower by Moody’s or Ba by S&P, and may invest in securities which are rated D by S&P. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

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High yield, high-risk securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds’ Boards have approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

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A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as a Fund’s assets increase (and thus have a more limited effect on a Fund’s performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded

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(which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. A Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. The Funds may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, Funds may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in its registration statement.

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Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Companies. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is

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unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Fund’s participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.

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REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, (the “Code”) and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker-dealer. Some repurchase commitment transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a Fund’s investment restrictions applicable to that activity. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in

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small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In

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addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that

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option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” adapted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a

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daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the US dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or

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currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities

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subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund’s obligations or to segregate cash or liquid assets equal to the amount of a Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet their obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of their obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

A Fund’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise

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more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a Fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a Fund, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

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The government guarantee of the US Government Securities in a Fund’s portfolio does not guarantee the net asset value of the shares of a Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, however, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks

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have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS(TM) and Certificate of Accrual on Treasuries (CATS(TM). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be US Government securities, as defined in the 1940 Act; therefore, a Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be US Government securities for the purpose of determining if a Fund is “diversified” under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, each Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each Fund’s prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

Each Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Fund’s Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Fund’s Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than

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holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the Funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DeIM makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Corporation’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by DeAM and its affiliates to the DWS Mutual Funds.

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The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The Boards and the shareholders of each Fund recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Funds. Pursuant to each Investment Management Agreements, the Advisor provides continuing investment management of the assets of each Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for each Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with each Fund’s policies as stated in its Prospectus and SAI, or as adopted by each Fund’s Board. The Advisor will also monitor, to the extent not monitored by each Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to each Fund’s Board in valuing the securities and other instruments held by each Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by each Fund.

Pursuant to each Investment Management Agreement, (unless otherwise provided in the agreement or as determined by each Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

Each Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund’s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

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Each Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. Each Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice.

For all series provided under each Investment Management Agreement, the funds pay the advisor a fee, computed daily and paid monthly, at the annual rates as a percentage of net assets shown below:

DWS Global Thematic Fund	Management Fee Rate
$0-$500 million	0.915%
$500 million-$1 billion	0.865%
$1 billion-$1.5 billion	0.815%
$1.5 billion-$2 billion	0.765%
over $2 billion	0.715%

DWS International Fund	Management Fee Rate
$0-$6 billion	0.59%
$6 billion-$7 billion	0.54%
over $7 billion	0.515%

The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal Year 2006	Fiscal Year 2005*	Fiscal Year 2004*
DWS Global Thematic Fund	$10,935,782	$8,883,911	$8,518,604
DWS International Fund	$10,835,832	$10,735,566	$11,830,071

*	Prior to June 1, 2006, these fees included an administrative service fee.

DWS Global Thematic Fund. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.28% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.

DWS International Fund. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.00% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.

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The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

In addition, the Boards and shareholders of each Fund recently approved a new subadvisor approval policy for the Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the applicable Board, including a majority of their independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Boards, including their independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. Each Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. Each Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Administrative Agreement

From August 14, 2000 for DWS International Fund, and September 11, 2000 for DWS Global Thematic Fund, until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the ”Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”). Effective April 1, 2004, the Administrative Agreement was terminated. For periods subsequent to April 1, 2004, the Funds have directly borne other Fund fees and expenses, subject to the Advisor’s contractual obligation to waive fees and reimburse expenses to maintain the Fund’s operating expenses at a specified level, as disclosed in the Prospectus.

DWS Global Thematic Fund

For the period through March 31, 2004, the Administrative Fee paid by the Fund was $2,412,814, of which $427 and $12,751 for Class AARP and Class S, respectively, were not imposed as of August 31, 2004.

DWS International Fund

For the period September 1, 2003 through March 31, 2004, the Administrative Fee paid by the Fund was $6,145,072.

Each Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund’s average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as each Board of the Funds reasonably deems necessary for the proper administration of the Funds. The Advisor provides each Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect

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payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain Fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and Brown Brothers Harriman & Co., (“BBH”), the Administrator has delegated certain administrative functions to BBH. The costs and expenses of such delegation are borne by the Administrator, not by the Funds.

Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Codes of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporations and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

Each Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

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•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1-, 3- and 5-year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers. The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund’s portfolio management team in the Funds as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of August 31, 2006.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Matthias Knerr (DWS International Fund)	$0	$500,001 - $1,000,000
Oliver Kratz (DWS Global Thematic Fund)	$100,001 - $500,000	$100,001 - $500,000

Conflicts of Interest. In addition to managing the assets of a Fund, a Fund’s portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of August 31, 2006.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Matthias Knerr (DWS International Fund)	5	$1,536,550,901.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	8	$2,028,268,188.37	0	$0

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Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Matthias Knerr (DWS International Fund)	3	$105,600,852.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	12	$439,531,809.36	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr (DWS International Fund)	4	$893,622,414.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	6	$796,861,927.81	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor, including other client accounts managed by a Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

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•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•	The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Boards.

FUND SERVICE PROVIDERS

Principal Underwriter

The Corporations, on behalf of the Funds, have an underwriting agreement with DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor” or “DWS-SDI”), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporations’ underwriting agreements dated April 5, 2002 were last approved by the Directors on September 28, 2006 and will remain in effect from year to year thereafter only if their continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of each Fund.

Under the underwriting agreement, each Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectuses and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

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The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

Although Class S shares of the Funds do not have a 12b-1 Plan, and the Directors have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Corporations pursuant to a 12b-1 Plan, if any, adopted by the Corporations, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

Independent Registered Public Accounting Firm

The financial highlights of each Fund included in the Funds’ prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray, LLP, One International Place, Boston, Massachusetts 02110-2624, serves as legal counsel to each Fund and the Independent Directors of each Fund.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, an affiliate of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to an agreement between DWS-SFAC and State Street Bank and Trust Company (“SSB”), DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Funds.

Effective upon termination of the Administrative Agreement, the Funds pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

For the period April 1, 2004 through August 31, 2004 the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $339,742.

For the period April 1, 2004 through August 31, 2004 the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $267,597.

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For the fiscal year ended August 31, 2005 the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $411,295.

For the fiscal year ended August 31, 2005 the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $531,757.

For the period from September 1, 2005 through May 31, 2006, the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $391,546, all of which was paid.

For the period from September 1, 2005 through May 31, 2006, the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $503,034, all of which was paid.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Effective June 1, 2006, pursuant to the Administrative Services Agreement among the Advisor and SSB, the Advisor has delegated certain fund accounting functions to SSB.

Custodian

Brown Brothers Harriman & Company (“Custodian”), 40 Water Street, Boston, MA 02109 serves as Custodian to the Funds. The Custodian has entered into agreements with foreign subcustodians approved by the Directors of the Corporations pursuant to Rule 17f-5 of the 1940 Act.

Custodian’s fee may be reduced by certain earnings credits in favor of each Fund.

Transfer Agent

DWS Scudder Service Corporation (“Service Corporation” or “DWS-SSC”), P.O. Box 219669, Kansas City, Missouri, 64121-9669, an affiliate of the Advisor, is the transfer agent and dividend-disbursing agent for each Fund. Service Corporation also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. (“DST”), DWS-SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SSC, not by the Funds. Each Fund pays Service Corporation an annual fee of $26 for each regular account for a shareholder and $29 for each retirement account maintained for a participant.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Retirement Service Provider. DWS Trust Company, 11 Northeastern Boulevard, Salem, NH 03079 an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans invested in the Funds. Annual service fees are paid by each Fund to DWS Trust Company for such accounts. Each Fund pays DWS Trust Company an annual fee of $29 per shareholder account.

Prior to April 30, 2004, the foregoing costs were borne by the Advisor in accordance with the Administrative Agreement.

Pursuant to an agreement between DWS Trust Company and ADP, DWS Trust Company has delegated certain of these sub-accounting and recordkeeping services to ADP. The costs and expenses of such delegation are borne by DWSTC, not by the Funds.

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PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for each Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

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Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Global Thematic Fund: For the fiscal years ended August 31, 2004, August 31, 2005 and August 31, 2006, the Fund paid aggregate brokerage commissions of $2,263,000, $1,881,808 and $5,808,194, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2006, the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2006
General Electric Co.	$25,906,000
Julius Baer Investment Management LLC	$20,374,000
Erste Bank Der Oesterreichiscehn Sparkassen	$16,285,000
ABN Amro Holdings NV	$15,257,000
Credit Suisse	$12,056,000
Allianz AG	$9,336,000
Bangkok Bank	$8,322,000
DBS Group Holdings Ltd.	$4,243,000

DWS International Fund: For the fiscal years ended August 31, 2004, August 31, 2005 and August 31, 2006, the Fund paid aggregate brokerage commissions of $2,035,000, $3,601,297 and $4,516,279, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2006, the Fund held the following securities of its regular brokers or dealers:

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Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2006
Societe Generale	$34,809,000
Unicredito Italiano SpA	$30,028,000
ING Groep NV	$22,977,000
AXA	$21,181,000
Australia & New Zealand Group, Ltd.	$18,521,000
Alpha Bank AE	$10,778,000

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
DWS Global Thematic Fund	0%	0%	$0
DWS International Fund	0%	0%	$0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	2006	2005
DWS Global Thematic Fund	143%	54%
DWS International Fund	76%	57%

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Funds’ agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Funds and their agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the

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determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to Service Corporation for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Funds’ shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on each Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds’ principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written

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confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder’s Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of their shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Funds’ prospectuses.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Funds or the Advisor and its affiliates. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if

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they prefer, subscribe initially for at least $2,500 for Class S through DWS Scudder Distributors, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Revenue Sharing. In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Funds, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any Fund, any record keeping/sub-transfer agency fees payable by the Funds (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a Fund with “shelf space” or access to a third party platform

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or fund offering list, or other marketing programs including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Funds serviced and maintained by the financial advisor, .05% to .40% of sales of the Funds attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of these Funds or of any particular share class of the Funds. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of these Funds.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group

Cadaret, Grant & Co. Inc.

Brown Brothers Harriman

Capital Analyst, Incorporated

Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

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RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

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Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co.-International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

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Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Company)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group Minnesota Life Insurance Company

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

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United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Funds will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Eligible Class S Investors.

Only certain investors are eligible to buy Class S shares, as described in greater detail below.

A.	The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3.	Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.	Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

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5.	Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the Fund in connection with the Fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

9.	Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

10.	Shareholders of Investment Class of any DWS Fund who became shareholders of Class S shares of the Fund with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B.	The following additional investors may purchase Class S shares of DWS Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Funds. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’.

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

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A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Portfolio’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. The Funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

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Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Funds, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in November and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically

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reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

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In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

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Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty.

So long as more than 50% of the value of the total assets of a Fund at the close of the taxable year consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to enable the

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shareholders to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders will treat such amounts as part of their distribution from the Fund. The foreign tax credit available to shareholders is subject to certain limitations and restrictions imposed by the Code.

If a Fund does not make the election permitted under section 853 of the Code, any foreign taxes paid or accrued will represent an expense to the Fund that will reduce its investment company taxable income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Other Tax Considerations. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Certain of a Fund’s hedging activities (including transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, that Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Each Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause a Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semiannual reports to shareholders.

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All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of Fund securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a “US person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2011, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds do not intend to designate distributions as interest-related dividends or as short-term capital gain dividends.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares

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of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security’s primary exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

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DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members of each Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise as provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members of the Corporation may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87

Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	87

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present). Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87

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Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	87

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(1) (telecommunications) (November 1989-October 2003)	87

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87

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Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	85

Interested Board Member

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

Officers(3)

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Michael G. Clark(5) (1965) President, 2006-present	Managing Director(4), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

John Millette(6) (1962) Vice President and Secretary, 1999-present	Director(4), Deutsche Asset Management	n/a

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Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005 -present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005) Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(6) (1962) Assistant Secretary, 1997-present	Managing Director(4), Deutsche Asset Management	n/a

Scott M. McHugh(6) (1971) Assistant Treasurer, 2005-present	Director(4), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(6) (1957) Assistant Treasurer, 2003-present	Director(4), Deutsche Asset Management	n/a

John Robbins(5) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(4), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)	n/a

A. Thomas Smith(5) (1956) Chief Legal Officer, 2005-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

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(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
(3)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(4)	Executive title, not a board directorship.
(5)	Address: 345 Park Avenue, New York, New York 10154.
(6)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Board Members

The Board Members of the Trust met 10 times during the calendar year ended December 31, 2005 and each Board Member attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

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The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held seven (7) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisors’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the fund complex received by each Board Member during the calendar year 2005. Drs. Gruber, Herring and Saunders, Messrs. Jones and Searcy, and Ms. Rimel became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the Funds.

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Independent Board Member	Compensation from DWS Global Thematic Fund	Compensation from DWS International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex (1)(2)(3)(4)
Henry P. Becton, Jr.(3)(4)	$3,502	$5,830	$0	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$4,324	$6,816	$0	$203,829
Keith R. Fox(3)(4)(5)	$3,920	$6,585	$0	$184,829
Kenneth C. Froewiss(3)(5)(6)	$932	$1,471	$0	$129,687
Martin J. Gruber(7)(9)	$0	$0	$0	$135,000
Richard J. Herring(7)(8)(9)	$0	$0	$0	$136,000
Graham E. Jones(7)(9)	$0	$0	$0	$144,000
Rebecca W. Rimel(7)(8)(9)	$0	$0	$0	$146,280
Philip Saunders, Jr.(7)(9)	$0	$0	$0	$145,000
William N. Searcy, Jr.(7)(9)	$0	$0	$0	$150,500
Jean Gleason Stromberg(3)(4)(5)	$3,778	$6,315	$0	$178,549
Carl W. Vogt(3)(4)(5)	$3,439	$5,718	$0	$162,049

(1)	The Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.
(5)	Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.
(6)	Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

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Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in each Fund and Fund Complex as of December 31, 2005.

Independent Board Member	Dollar Range of Securities Owned in DWS Global Thematic Fund	Dollar Range of Securities Owned in DWS International Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director(2)
Henry P. Becton, Jr.	$10,001 - $50,000	$10,001- $50,000	Over $100,000
Dawn-Marie Driscoll	$10,001 - $50,000	$1 - $10,000	Over $100,000
Keith R. Fox	None	$10,001- $50,000	Over $100,000
Kenneth C. Froewiss	None	None	Over $100,000
Martin J. Gruber	None	None	Over $100,000
Richard J. Herring	None	None	Over $100,000
Graham E. Jones	None	None	Over $100,000
Rebecca W. Rimel	$50,001 - $100,000	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000	Over $100,000
William N. Searcy, Jr.	None	None	Over $100,000
Jean Gleason Stromberg	None	None	Over $100,000
Carl W. Vogt	None	None	Over $100,000

Interested Board Member:

Axel Schwarzer	None	None(3)

(1)	The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.
(3)	Mr. Schwarzer as a non-US citizen does not own US registered funds but does own over $100,000 of DWS funds registered outside the US.

Securities Beneficially Owned

As of November 24, 2006, all Directors and Officers of each Corporation as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of each Fund.

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To the best of each Fund’s knowledge, as of November 24, 2006, no person owned of record or beneficially 5% or more of any class of a Fund’s outstanding shares, except as noted below:

As of November 24, 2006, 2,341,872.74 shares in the aggregate, or 6.93% of the outstanding shares of DWS Global Thematic Fund, Class S, were held in the name of Charles Schwab & Co, Inc., Reinvest Account, San Francisco, CA 94104, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 1,790,287.08 shares in the aggregate, or 7.50% of the outstanding shares of DWS International Fund, Class S, were held in the name of Charles Schwab & Co, Inc., Attn: Mutual Funds Dept., San Francisco, CA 94104, who may be deemed as the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.	n/a	None	n/a	n/a	n/a
Dawn-Marie Driscoll	n/a	None	n/a	n/a	n/a
Keith R. Fox	n/a	None	n/a	n/a	n/a
Kenneth C. Froewiss	n/a	None	n/a	n/a	n/a
Martin J. Gruber	n/a	None	n/a	n/a	n/a
Richard J. Herring	n/a	None	n/a	n/a	n/a
Graham E. Jones	n/a	None	n/a	n/a	n/a
Rebecca W. Rimel	n/a	None	n/a	n/a	n/a
Philip Saunders, Jr.	n/a	None	n/a	n/a	n/a
William N. Searcy, Jr.	n/a	None	n/a	n/a	n/a
Jean Gleason Stromberg	n/a	None	n/a	n/a	n/a
Carl W. Vogt	n/a	None	n/a	n/a	n/a

Agreement to Indemnify Independent Directors for Certain Expenses.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be

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incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Funds.

FUND ORGANIZATION

Organizational Description

DWS Global Thematic Fund. DWS Global Thematic Fund is a series of DWS Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of this Corporation was changed, effective May 29, 1998, from Scudder Global Fund, Inc. This Corporation currently consists of four series: DWS Global Thematic Fund, DWS Global Bond Fund, DWS Global Opportunities Fund and DWS Emerging Markets Fixed Income Fund. Each Fund except DWS Global Thematic Fund is further divided into four classes of shares, Class S, Class A, Class B and Class C shares. DWS Global Thematic Fund is further divided into five classes of shares: Class S, Class A, Class B, Class C and Class R.

The authorized capital stock of DWS Global/International Fund, Inc. consists of 1,559,993,796 shares with $0.01 par value, 200 million shares of which are allocated to DWS Global Opportunities Fund, 529,154,575 shares of which are allocated to DWS Global Bond Fund, and 320 million shares of which are allocated to DWS Emerging Markets Fixed Income Fund and 370 million shares of which are allocated to DWS Global Thematic Fund.

DWS International Fund. DWS International Fund, Inc. (the “Corporation”) was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of this Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation. On February 6, 2006, the name of the Corporation was changed from Scudder International Fund, Inc. to DWS International Fund, Inc.

The authorized capital stock of the Corporation consists of 2,447,923,888 shares of a par value of $.01 each, which capital stock has been divided into six series: DWS International Fund, the original series; DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund, both organized in December 1992; DWS Europe Equity Fund, organized in October 1994; DWS Emerging Markets Equity Fund, organized in May 1996 and DWS International Value Opportunities Fund organized in July 2006. Each series consists of 320 million shares, except for DWS International Fund which consists of 620,595,597 shares, DWS Latin America Equity Fund which consists of 340 million shares and DWS Europe Equity Fund which consists of 420 million shares. DWS International Value Opportunities Fund is divided into four classes of shares: Class A, Class C, Class S and Institutional Class shares. Class S shares of the Fund are offered through a separate statement of additional information.

The Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Articles of Incorporation”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

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The Board of Directors may determine that shares of the Fund or a class of the Fund shall be automatically converted into shares of another Fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of the Fund or a class of the Fund shall have the right to convert or exchange their shares into shares of one or more other Funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any Fund or class of the Fund (including shares of the same Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of the Fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate the Fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation

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to redeem shares to the extent permissible under the 1940 Act. Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the Corporation, upon liquidation or termination of the Fund or class, shareholders of such Fund or class of the Fund shall be entitled to receive, pro rata in proportion to the number of shares of such Fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular Fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same Fund or class).

The Corporation’s Board of Directors supervises the Fund’s activities. The Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Corporation to establish a multiple class distribution system for its funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto), which will be borne solely by shareholders of such class; (b) different service fee payments associated with a service plan for a specific class and any other costs relating to implementing or amending such service plan; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as “Class Expenses” by the Corporation’s Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to its respective Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

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•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of DWS Global Thematic Fund and DWS International Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated August 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

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ADDITIONAL INFORMATION

The CUSIP number of DWS Global Thematic Fund Class S is 233379759.

The CUSIP number of DWS International Fund Class S shares is 23337R817.

Each Fund has a fiscal year end of August 31.

This Statement of Additional Information contains the information of DWS Global Thematic Fund and DWS International Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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RATINGS OF INVESTMENTS

Standard & Poor’s Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well

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safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA”` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization

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process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

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S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

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Appendix C

Unaudited Pro Forma Financial Statements

To be filed by Pre-Effective Amendment.

DWS International Fund Prospectus dated December 1, 2006 for Classes A, B & C

DECEMBER 1, 2006

PROSPECTUS

DWS Global Thematic Fund — Classes A, B, C and R (formerly

Scudder Global Fund)

DWS International Fund — Classes A, B and C (formerly

Scudder International Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Contents

How the Funds Work

4	DWS Global Thematic Fund

13	DWS International Fund

21	Other Policies and Secondary Risks

23	Who Manages and Oversees the Funds

30	Financial Highlights

How to Invest in the Funds

38	Choosing a Share Class

48	How to Buy Class A, B and C Shares

49	How to Exchange or Sell Class A, B and C Shares

50	How to Buy or Sell Class R Shares

51	Policies You Should Know About

65	Understanding Distributions and Taxes

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.

You can find DWS prospectuses on the Internet at www.dws-scudder.com (the Web site does not form a part of this prospectus).

	Class A	Class B	Class C	Class R
ticker symbol	SGQAX	SGQBX	SGQCX	SGQRX
fund number	407	607	707	1512

DWS Global Thematic Fund

(formerly Scudder Global Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital. The fund invests at least 65% of its total assets in US and foreign equities (equities issued by US and foreign-based companies). Most of the fund’s equities are common stocks. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The manager generally looks for companies that the manager believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The manager considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The manager uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s emphasis on a given country.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform, both in the US and abroad. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who are interested in a broadly diversified approach to global investing with an emphasis on long-term growth of capital.

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Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

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•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments accurately, and the fund may use a subjective valuation methodology, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment is different than the value realized upon such investment’s sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

7

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

8

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was June 18, 2001. The inception date for Class R shares was November 3, 2003. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B, C or R and the current applicable sales charges of Class A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Global Thematic Fund

Annual Total Returns (%) as of 12/31 each year — Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	13.33
1997	16.92
1998	12.28
1999	23.13
2000	-3.28
2001	-16.62
2002	-17.21
2003	31.93
2004	14.69
2005	22.73

2006 Total Return as of September 30: 16.92%

For the periods included in the bar chart:

Best Quarter: 15.12%, Q4 1999	Worst Quarter: -17.42%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class A
Return before Taxes	15.67	3.85	7.91
Return after Taxes on Distributions	14.13	3.35	5.98
Return after Taxes on Distributions and Sale of Fund Shares	9.58	3.01	5.89
Class B (Return before Taxes)	18.73	4.09	7.69
Class C (Return before Taxes)	21.73	4.27	7.71
Class R (Return before Taxes)	22.37	4.85	8.30
Index (reflects no deductions for fees, expenses or taxes)	9.49	2.18	7.04

Index: Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

10

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C	Class R
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%	None
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)(3)	2.00		2.00	2.00	2.00%
Annual Operating Expenses, deducted from fund assets
Management Fee(4)	0.99%		0.99%	0.99%	0.99%
Distribution/Service (12b-1) Fees	0.24		0.99	1.00	0.46
Other Expenses(5)	0.47		0.49	0.50	0.55

Total Annual Operating Expenses(6)	1.70		2.47	2.49	2.00

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.
(3)	This fee is charged on all applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(4)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes 0.10% administration fee.
(5)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006.
(6)	Through September 30, 2007, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.70%, 2.45%, 2.45% and 1.95% for Class A, Class B, Class C and Class R shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

11

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$738	$1,080	$1,445	$2,468
Class B shares	650	1,070	1,516	2,443
Class C shares	352	776	1,326	2,826
Class R shares	203	627	1,078	2,327

Expenses, assuming you kept your shares
Class A shares	$738	$1,080	$1,445	$2,468
Class B shares	250	770	1,316	2,443
Class C shares	252	776	1,326	2,826
Class R shares	203	627	1,078	2,327

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	Class A	Class B	Class C
ticker symbol	SUIAX	SUIBX	SUICX
fund number	468	668	768

DWS International Fund

(formerly Scudder International Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

In choosing stocks, the portfolio manager uses a combination of two analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Top-down analysis. The manager considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

OTHER INVESTMENTS The fund may invest up to 20% of net assets in foreign debt securities, including convertible bonds. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in a broadly diversified non-US international investment with the emphasis squarely on long-term growth of capital.

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•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

15

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments accurately, and the fund may use a subjective valuation methodology, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment is different than the value realized upon such investment’s sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

16

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

17

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A shares (formerly Class R) is August 2, 1999. The inception date for Class B and C shares is December 29, 2000. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS International Fund

Annual Total Returns (%) as of 12/31 each year — Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	14.24
1997	7.68
1998	18.30
1999	57.33
2000	-19.40
2001	-27.10
2002	-16.56
2003	27.46
2004	16.37
2005	15.94

2006 Total Return as of September 30: 12.80%

For the periods included in the bar chart:

Best Quarter: 30.20%, Q4 1999	Worst Quarter: -19.42%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years		10 Years
Class A
Return before Taxes	9.28	-0.28		6.15
Return after Taxes on Distributions	9.12	-0.27		5.11
Return after Taxes on Distributions and Sale of Fund Shares	4.51	-0.27	*	4.98
Class B (Return before Taxes)	11.65	-0.17		5.91
Class C (Return before Taxes)	14.89	0.07		5.95
Index (reflects no deductions for fees, expenses or taxes)	13.54	4.55		5.84

Index: Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower had operating expenses not been reduced.

*	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

19

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)(3)	2.00		2.00	2.00

Annual Operating Expenses, deducted from fund assets
Management Fee(4)	0.69%		0.69%	0.69%
Distribution/Service (12b-1) Fees	0.24		0.99	0.99
Other Expenses(5)	0.42		0.64	0.49

Total Annual Operating Expenses(5)	1.35		2.32	2.17

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.
(3)	This fee is charged on all applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(4)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes 0.10% administration fee.
(5)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006.

Based on the costs above (including one year of capped expenses), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$705	$978	$1,272	$2,105
Class B shares	635	1,024	1,440	2,189
Class C shares	320	679	1,164	2,503

Expenses, assuming you kept your shares
Class A shares	$705	$978	$1,272	$2,105
Class B shares	235	724	1,240	2,189
Class C shares	220	679	1,164	2,503

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Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval.

•	As a temporary defensive measure, DWS Global Thematic Fund could shift up to 100% of its assets into investments such as money market securities. As a temporary defensive measure, DWS International Fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but, while engaged in a temporary defensive position, a fund would not be pursuing its investment goal. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	Each fund’s equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that each fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligations; the risk of interest rate movements; and the risk that the derivatives transaction could expose each fund to the effect of leverage, which could increase a fund’s exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

21

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

22

Who Manages and Oversees the Funds

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Directors of each fund, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

On May 5, 2006, shareholders of the funds approved amended and restated investment management agreements (each, “Investment Management Agreement”) with the Advisor. Pursuant to the Investment Management Agreements, the Advisor provides continuing investment management of the assets of each fund.

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Effective June 1, 2006, DWS Global Thematic Fund pays the Advisor under the Investment Management Agreement a fee calculated daily and paid monthly, at the annual rate of 0.915% of the fund’s average daily net assets up to $500 million, 0.865% of the next $500 million, 0.815 of the next $500 million, 0.765% of the next $500 million and 0.715% thereafter.

Effective June 1, 2006, DWS International Fund pays the Advisor under the Investment Management Agreement a fee calculated daily and paid monthly, at the annual rate of 0.590% of the fund’s average daily net assets up to $6.0 billion, 0.540% of the next $1.0 billion and 0.515% thereafter.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
DWS Global Thematic Fund	0.94%
DWS International Fund	0.65%

In addition, under a separate administrative services agreement between each fund and DeIM, each fund pays DeIM for providing most of the fund’s administrative services.

Each fund’s shareholder report for the semiannual period ended February 28, 2006 contains a discussion regarding the basis for the Board of Directors’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

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The portfolio managers

The following people handle the day-to-day management of each fund.

DWS Global Thematic Fund

Oliver Kratz

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

•	Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for International Equity Fund, after two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

•	Head of global portfolio selection team for Alpha Emerging Markets Equity and co-lead manager for Global Thematic Equity: New York.

•	Joined the fund in 2003.

•	BA, Tufts University and Karlova Universidad, Prague; MALD, Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

DWS International Fund

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2004.

•	Portfolio manager for International Equities.

•	BS, Pennsylvania State University.

The funds’ Statement of Additional Information provides additional information about the portfolio managers’ investments in the funds they manage, a description of their compensation structure and information regarding other accounts they manage.

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Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

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$134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above- described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

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There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

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As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in that fund’s annual report (see “Shareholder reports” on the back cover).

DWS Global Thematic Fund — Class A

Years Ended August 31,	2006	2005		2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$29.60	$22.81		$20.42		$18.76	$23.14
Income (loss) from investment operations:
Net investment income (loss)^a	.19	.13		.00	*	.12	.07
Net realized and unrealized gain (loss) on investment transactions	7.63	6.66		2.65		1.69	(3.89)

Total from investment operations	7.82	6.79		2.65		1.81	(3.82)

Less distributions from:
Net investment income	(.11)	—		(.26)		(.15)	(.41)
Net realized gain on investment transactions	(2.29)	—		—		—	(.15)

Total distributions	(2.40)	—		(.26)		(.15)	(.56)

Redemption fees	.00 *	.00	*	—		—	—
Net asset value, end of period	$35.02	$29.60		$22.81		$20.42	$18.76

Total Return (%)^b	27.65	29.77	^c	12.99	^c	9.75	(16.80)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	119	26		17		15	14
Ratio of expenses before expense reductions (%)	1.56	1.76		1.77		1.66	1.63
Ratio of expenses after expense reductions (%)	1.56	1.70		1.69		1.66	1.63
Ratio of net investment income (loss) (%)	.62	.51		.04		.66	.34
Portfolio turnover rate (%)	143	54		81		55	31

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS Global Thematic Fund — Class B

Years Ended August 31,	2006		2005		2004		2003		2002
Selected Per Share Data
Net asset value, beginning of period	$29.35		$22.79		$20.40		$18.73		$23.10
Income (loss) from investment operations:
Net investment income (loss)^a	(.10)		(.07)		(.18)		(.03)		(.10)
Net realized and unrealized gain (loss) on investment transactions	7.54		6.63		2.65		1.70		(3.90)

Total from investment operations	7.44		6.56		2.47		1.67		(4.00)

Less distributions from:
Net investment income	—		—		(.08)		—	*	(.22)
Net realized gain on investment transactions	(2.29)		—		—		—		(.15)

Total distributions	(2.29)		—		(.08)		—	*	(.37)

Redemption fees	.00	*	.00	*	—		—		—

Net asset value, end of period	$34.50		$29.35		$22.79		$20.40		$18.73

Total Return (%)^b	26.42	^c	28.78	^c	12.21	^c	8.93		(17.50)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		7		8		9		10
Ratio of expenses before expense reductions (%)	2.61		2.69		2.58		2.45		2.43
Ratio of expenses after expense reductions (%)	2.49		2.47		2.47		2.45		2.43
Ratio of net investment income (loss) (%)	(.31)		(.26)		(.74)		(.13)		(.46)
Portfolio turnover rate (%)	143		54		81		55		31

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS Global Thematic Fund — Class C

Years Ended August 31,	2006	2005		2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$29.35	$22.79		$20.39		$18.73	$23.10
Income (loss) from investment operations:
Net investment income (loss)^a	(.06)	(.07)		(.16)		(.02)	(.09)
Net realized and unrealized gain (loss) on investment transactions	7.55	6.63		2.64		1.69	(3.90)

Total from investment operations	7.49	6.56		2.48		1.67	(3.99)

Less distributions from:	—	—		(.08)		(.01)	(.23)
Net investment income
Net realized gain on investment transactions	(2.29)	—		—		—	(.15)

Total distributions	(2.29)	—		(.08)		(.01)	(.38)

Redemption fees	.00 *	.00	*	—		—	—

Net asset value, end of period	$34.55	$29.35		$22.79		$20.39	$18.73

Total Return (%)^b	26.64	28.78	^c	12.23	^c	8.91	(17.48)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	5		5		5	5
Ratio of expenses before expense reductions (%)	2.33	2.62		2.56		2.44	2.40
Ratio of expenses after expense reductions (%)	2.33	2.47		2.46		2.44	2.40
Ratio of net investment income (loss) (%)	(.15)	(.26)		(.73)		(.12)	(.43)
Portfolio turnover rate (%)	143	54		81		55	31

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS Global Thematic Fund — Class R

Years Ended August 31,	2006	2005		2004^a
Selected Per Share Data
Net asset value, beginning of period	$29.63	$22.89		$21.69
Income (loss) from investment operations:
Net investment income (loss)^b	.12	.06		.02
Net realized and unrealized gain (loss) on investment transactions	7.62	6.68		1.37

Total from investment operations	7.74	6.74		1.39

Less distributions from:
Net investment income	(.10)	—		(.19)
Net realized gain on investment transactions	(2.29)	—		—

Total distributions	(2.39)	—		(.19)

Redemption fees	.00 ***	.00	***	—
Net asset value, end of period	$34.98	$29.63		$22.89

Total Return (%)	27.37	29.45	^c	6.38	^c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1		.5
Ratio of expenses before expense reductions (%)	1.79	2.27		1.87	*
Ratio of expenses after expense reductions (%)	1.79	1.96		1.82	*
Ratio of net investment income (loss) (%)	.39	.25		.13	*
Portfolio turnover rate (%)	143	54		81

^a	For the period from November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS International Fund — Class A

Years Ended August 31,	2006		2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$47.44		$37.86	$33.18	$32.35	$40.03
Income (loss) from investment operations:
Net investment income (loss)^a	1.13	^e	.56	.16	.26	.10
Net realized and unrealized gain (loss) on investment transactions	9.31		9.48	4.82	.79	(7.76)

Total from investment operations	10.44		10.04	4.98	1.05	(7.66)

Less distributions from:
Net investment income	(.87)		(.46)	(.30)	(.22)	(.02)
Redemption fees*	.00		.00	.00	.00	.00

Net asset value, end of period	$57.01		$47.44	$37.86	$33.18	$32.35

Total Return (%)^b	22.24	^c	26.63	15.06	3.28	(19.13)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	241		219	192	204	218
Ratio of expenses before expense reductions (%)	1.32		1.33	1.55	1.49	1.31	^d
Ratio of expenses after expense reductions (%)	1.30		1.33	1.55	1.49	1.31	^d
Ratio of net investment income (loss) (%)	2.16	^e	1.28	.41	.84	.28
Portfolio turnover rate (%)	76		57	82	104	105

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	Total return would have been lower had certain expenses not been reduced.
^d	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.
^e	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

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DWS International Fund — Class B

Years Ended August 31,	2006		2005		2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$46.74		$37.36		$32.74		$31.95	$39.83
Income (loss) from investment operations:
Net investment income (loss)^a	.51	^e	.13		(.14)		.03	(.17)
Net realized and unrealized gain (loss) on investment transactions	9.26		9.31		4.77		.76	(7.71)

Total from investment operations	9.77		9.44		4.63		.79	(7.88)

Less distributions from:
Net investment income	(.33)		(.06)		(.01)		—	—
Redemption fees*	.00		.00		.00		.00	.00

Net asset value, end of period	$56.18		$46.74		$37.36		$32.74	$31.95

Total Return (%)^b	20.92	^c	25.21	^c	14.19	^c	2.47	(19.78)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28		33		40		47	60
Ratio of expenses before expense reductions (%)	2.42		2.62		2.49		2.27	2.08	^d
Ratio of expenses after expense reductions (%)	2.35		2.37		2.37		2.27	2.08	^d
Ratio of net investment income (loss) (%)	1.00	^e	.24		(.41)		.06	(.49)
Portfolio turnover rate (%)	76		57		82		104	105

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	Total return would have been lower had certain expenses not been reduced.
^d	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.
^e	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

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DWS International Fund — Class C

Years Ended August 31,	2006		2005	2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$46.74		$37.35	$32.74		$31.94	$39.82
Income (loss) from investment operations:
Net investment income (loss)^a	.67	^d	.18	(.14)		.03	(.17)
Net realized and unrealized gain (loss) on investment transactions	9.21		9.32	4.76		.77	(7.71)

Total from investment operations	9.88		9.50	4.62		.80	(7.88)

Less distributions from:
Net investment income	(.40)		(.11)	(.01)		—	—
Redemption fees*	.00		.00	.00		.00	.00

Net asset value, end of period	$56.22		$46.74	$37.35		$32.74	$31.94

Total Return (%)^b	21.26		25.44	14.17	^c	2.50	(19.79)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23		22	22		22	24
Ratio of expenses before expense reductions (%)	2.11		2.24	2.38		2.26	2.11
Ratio of expenses after expense reductions (%)	2.11		2.24	2.36		2.26	2.11
Ratio of net investment income (loss) (%)	1.31	^d	.37	(.40)		.07	(.52)
Portfolio turnover rate (%)	76		57	82		104	105

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	Total return would have been lower had certain expenses not been reduced.
^d	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

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How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Choosing a Share Class

Offered in this prospectus are three share classes for DWS International Fund and four share classes for DWS Global Thematic Fund. Each class has its own fees and expenses, offering you a choice of cost structures. DWS Global Thematic Fund offers another class of shares, and DWS International Fund offers other classes of shares, in separate prospectuses. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A

• Sales charges of up to 5.75%, charged when you buy shares • In most cases, no charges when you sell shares • Up to 0.25% annual shareholder servicing fee	• Some investors may be able to reduce or eliminate their sales charges; see “Class A shares” • Total annual operating expenses are lower than those for Class B or Class C

Class B

•      No charges when you buy shares

•      Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

•      0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

• The deferred sales charge rate falls to zero after six years • Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

•      No charges when you buy shares

•      Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year

•      0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

• The deferred sales charge rate is lower than Class B shares, but your shares never convert to Class A, so annual expenses remain higher

Class R

• No charges when you buy or sell shares • 0.25% annual distribution fee and up to 0.25% annual shareholder servicing fee	• Class R is only available to participants in certain retirement plans

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. A fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the fund you buy or the class of shares of the fund that you buy.

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In addition to these payments, each fund’s investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information (the “SAI”) as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of a fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support.

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The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from 0.01% up to 0.50% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of a fund or of any particular share class of a fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of a fund. Additional information regarding these revenue sharing payments is included in a fund’s SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

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The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the funds will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

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Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Sales Charge as % of offering price(1),(2)	Sales Charge as % of your net investment (2)
Up to $50,000	5.75%	6.10%
$50,000-$99,999	4.50	4.71
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and page 47

(1)	The offering price includes the sales charge.
(2)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you’re investing now in Class A shares is at least $50,000 (“Cumulative Discount”)

•	you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

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For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit the “Individual Investors” section of www.dws-scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in a fund’s Statement of Additional Information.

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You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or DWS mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of purchase and a similar charge of 0.50% on shares you sell during the next six months following purchase. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

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Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

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Class C shares

With Class C shares, you pay no up-front sales charges. Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any up-front sales charges, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

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Class R shares

Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility requirements

You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of the fund:

•	All section 401(a) and 457 plans

•	Certain section 403(b)(7) plans

•	401(k), profit sharing, money purchase pension and defined benefit plans

•	Non-qualified deferred compensation plans

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How to Buy Class A, B and C Shares Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts $500 or more for IRAs $50 or more with an Automatic Investment Plan	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check

•      Send a check made out to “DWS Scudder” and a DWS Scudder investment slip to us at the appropriate address below

•      If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone

Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check	• To set up regular investments from a bank checking account, call (800) 621-1048

Using QuickBuy

Not available	• Call (800) 621-1048 to make sure QuickBuy is set up on your account; if it is, you can request a transfer from your bank account of any amount between $50 and $ 250,000

On the Internet

Not available	• Register at www.dws-scudder.com • Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: DWS Scudder, PO Box 219151, Kansas City, MO 64121-9151 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

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How to Exchange or Sell Class A, B and C Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ( $500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 59

Through a financial advisor

• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you

By phone or wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail or express mail
(see previous page)

Write a letter that includes:	Write a letter that includes:

•      the fund, class and account number you’re exchanging out of

•      the dollar amount or number of shares you want to exchange

•      the name and class of the fund you want to exchange into

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

•      the fund, class and account number from which you want to sell shares

•      the dollar amount or number of shares you want to sell

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048 (minimum $ 50)

Using QuickSell

Not available	• Call (800) 621-1048 to make sure QuickSell is set up on your account; if it is, you can request a transfer to your bank account of any amount between $50 and $ 250,000

On the Internet

• Register at www.dws-scudder.com • Follow the instructions for making on-line exchanges	• Register at www.dws-scudder.com • Follow the instructions for making on-line redemptions

To reach us:	Web site: www.dws-scudder.com Telephone representative: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET TDD line: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET

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How to Buy or Sell Class R Shares

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“financial advisor”). Contact them for details on how to enter and pay for your order. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. DWS Global Thematic Fund’s advisor may provide compensation to financial advisors for distribution, administrative and promotional services.

There are no minimum investments with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for information on how to open a fund account.

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares, and DWS Global Thematic Fund’s Class R shares. DWS Global Thematic Fund has another share class, and DWS International Fund has other share classes, which are described in separate prospectuses and which have different fees, expenses, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws-scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

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Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.

Initial Purchase. The minimum initial investment for Class A, B and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by DeIM, for which there is no minimum initial investment; and IRAs for which the minimum initial investment is $500 per account. The minimum initial investment is $50 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. In addition, the funds may waive minimums for investments on behalf of funds trustees and directors or officers or employees of DeIM and its affiliates.

There is no minimum initial investment for Class R.

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Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the funds’ long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds’ portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “time zone arbitrage”).

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to a fund’s policies as described in this prospectus and approved by the Board. The funds generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The funds may also take trading activity that occurs over longer periods into account if the funds reasonably believe such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

•	each fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See “How the funds calculate share price.”)

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When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

The funds’ policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

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The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’. Subject to approval by DeAM or a fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than a fund’s policies) and remit the fees to a fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from a fund’s policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

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(viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the funds or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or its agents in their sole discretion); or (xiv) for DWS Massachusetts Tax-Free Fund, DWS Short Term Bond Fund and DWS Intermediate Tax/AMT Free Fund only: checkwriting transactions in these funds.

The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day by calling (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

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QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while the funds don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

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We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you generally don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or Shareholder Services for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

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There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies DWS Scudder Distributors Inc., the funds’ distributor, that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

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If you sell shares in a DWS fund and then decide to invest with DWS Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a DWS fund at its current NAV and for purposes of sales charges it will be treated as if it had never left DWS Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank’s wire payment system. For additional circumstances where redemption proceeds could be delayed, please see “Other rights we reserve.”

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

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How the funds calculate share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Shares Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

Each fund charges a short-term redemption fee equal to 2% of the value of shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. Generally, we may use methods approved by a fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund’s use of fair value pricing. This is intended to reduce a fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

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Because the funds invest in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested indentifying information, or for any other reasons

•	for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (this policy doesn’t apply to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or in any case where a fall in share price created the low balance)

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•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize gain or loss on the redemption of your fund shares and you may incur a tax liability

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

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Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sales of fund shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay distributions to its shareholders annually in November and December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without applicable sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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Buying, selling or exchanging fund shares will usually have federal income tax consequences for you (except for Class R shares or in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

The federal income tax status of fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at long-term capital gain rates:	Generally taxed at ordinary income rates:
Taxable distributions from a fund

• gains from the sale of securities held by a fund for more than one year • qualified dividend income	• gains from the sale of securities held by a fund for one year or less • all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund if, at the end of its fiscal year, more than 50% of the fund’s total assets at the close of its taxable year consists of stocks and securities of foreign corporations and if certain other conditions are met. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

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For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. A fund must meet certain holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund’s shares for the lower tax rates to apply.

For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gain imposed on individuals and other noncorporate shareholders has been temporarily reduced to 15%. For more information, see the Statement of Additional Information, under “Federal Income Taxes.”

Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax category of any dividends or distributions you received. They also contain certain details on your purchases and sales of shares. The federal income tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of income dividends they receive from a fund, provided certain holding period and other requirements are met.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in a fund’s Statement of Additional Information.

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Notes

Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from a fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything a fund owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about a fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

DWS Scudder	SEC	Distributor
222 South Riverside Plaza	100 F Street, N.E.	DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808	Washington, D.C.	222 South Riverside Plaza
www.dws-scudder.com	20549-0102	Chicago, IL 60606-5808
(800) 621-1048	www.sec.gov	(800) 621-1148
(800) SEC-0330

SEC File Numbers:

DWS Global/International Fund, Inc.	811-4670

DWS International Fund, Inc.	811-642
[DWS SCUDDER Logo]
Deutsche Bank Group

DWS International Fund Prospectus dated December 1, 2006 for Class S

DECEMBER 1, 2006

PROSPECTUS

CLASS S

DWS Global Thematic Fund

(formerly Scudder Global Fund)

DWS International Fund

(formerly Scudder International Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Contents

How the Funds Work

4	DWS Global Thematic Fund

12	DWS International Fund

19	Other Policies and Secondary Risks

20	Who Manages and Oversees the Funds

27	Financial Highlights

How to Invest in the Funds

30	How to Buy, Sell and Exchange Shares

34	Policies You Should Know About

44	Understanding Distributions and Taxes

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with each fund’s distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at www.dws-scudder.com (the Web site does not form a part of this prospectus).

Class S
ticker symbol	SCOBX
fund number	2007

DWS Global Thematic Fund

(formerly Scudder Global Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital. The fund invests at least 65% of its total assets in US and foreign equities (equities issued by US and foreign-based companies). Most of the fund’s equities are common stocks. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The manager generally looks for companies that the manager believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The manager considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The manager uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s emphasis on a given country.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform, both in the US and abroad. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who are interested in a broadly diversified approach to global investing with an emphasis on long-term growth of capital.

5

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

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•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments accurately, and the fund may use a subjective valuation methodology, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment is different than the value realized upon such investment’s sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

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Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

8

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Global Thematic Fund

Annual Total Returns (%) as of 12/31 each year — Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	13.65
1997	17.24
1998	12.59
1999	23.47
2000	-3.01
2001	-16.40
2002	-17.00
2003	32.23
2004	15.04
2005	23.29

2006 Total Return as of September 30: 17.13%

For the periods included in the bar chart:

Best Quarter: 15.20%, Q4 1999	Worst Quarter: -17.42%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class S
Return before Taxes	23.29	5.41	8.86
Return after Taxes on Distributions	21.48	4.82	6.84
Return after Taxes on Distributions and Sale of Fund Shares	16.88	4.46	6.75
Index (reflects no deductions for fees, expenses or taxes)	9.49	2.18	7.04

Index: Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East.

Total returns would have been lower had operating expenses not been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

10

How Much Investors Pay

The fund’s Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares you pay them indirectly.

Fee Table	Class S
Shareholder Fees, paid directly from your investment
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)(1)	2.00%
Annual Operating Expenses, deducted from fund assets
Management Fee(2)	0.99%
Distribution/Service (12b-1) Fees	None
Other Expenses(3)	0.29
Total Annual Operating Expenses(4)	1.28

(1)	This fee is charged on all applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(2)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes 0.10% administration fee.
(3)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Restated to reflect conversion of Class AARP shares on July 14, 2006.
(4)	Through September 30, 2007, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.28%, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund’s Class S shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, and that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class S shares	$130	$406	$702	$1,545

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Class S
ticker symbol	SCINX
fund number	2068

DWS International Fund

(formerly Scudder International Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

In choosing stocks, the portfolio manager uses a combination of two analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Top-down analysis. The manager considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

OTHER INVESTMENTS The fund may invest up to 20% of net assets in foreign debt securities, including convertible bonds. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand, and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in a broadly diversified non-US international investment with the emphasis squarely on long-term growth of capital.

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Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

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Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments accurately, and the fund may use a subjective valuation methodology, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment is different than the value realized upon such investment’s sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS International Fund

Annual Total Returns (%) as of 12/31 each year — Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	14.55
1997	7.98
1998	18.62
1999	57.89
2000	-19.23
2001	-26.89
2002	-16.37
2003	27.91
2004	16.85
2005	16.29

2006 Total Return as of September 30: 13.07%

For the periods included in the bar chart:

Best Quarter: 30.46%, Q4 1999	Worst Quarter: -19.37%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class S
Return before Taxes	16.29	1.22	7.12
Return after Taxes on Distributions	16.05	1.17	6.01
Return after Taxes on Distributions and Sale of Fund Shares	11.19	1.14	5.90
Index (reflects no deductions for fees, expenses or taxes)	13.54	4.55	5.84

Index: Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower had operating expenses not been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

The fund’s Class S shares have no sales charges or other shareholder fees, other than a short-term redemption/exchange fee. The fund does have annual operating expenses and as a shareholder of Class S shares you pay them indirectly.

Fee Table	Class S
Shareholder Fees, paid directly from your investment
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)(1)	2.00%
Annual Operating Expenses, deducted from fund assets
Management Fee(2)	0.69%
Distribution/Service (12b-1) Fee	None
Other Expenses(3)	0.31
Total Annual Operating Expenses(4)	1.00

(1)	This fee is charged on all applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(2)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes 0.10% administration fee.
(3)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Restated to reflect conversion of Class AARP shares on July 14, 2006.
(4)	Through September 30, 2007, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.00%, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

Based on the costs above, this example helps you compare the fund’s Class S shares expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class S shares	$102	$318	$552	$1,225

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Other Policies and Secondary Risks

While the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval.

•	As a temporary defensive measure, DWS Global Thematic Fund could shift up to 100% of its assets into investments such as money market securities. As a temporary defensive measure, DWS International Fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but, while engaged in a temporary defensive position, a fund would not be pursuing its investment goal. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	Each fund’s equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that each fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligations; the risk of interest rate movements; and the risk that the derivatives transaction could expose each fund to the effect of leverage, which could increase a fund’s exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

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For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Who Manages and Oversees the Funds

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

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The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Directors of each fund, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

On May 5, 2006, shareholders of the funds approved amended and restated investment management agreements (each, “Investment Management Agreement”) with the Advisor. Pursuant to the Investment Management Agreements, the Advisor provides continuing investment management of the assets of each fund.

Effective June 1, 2006, DWS Global Thematic Fund pays the Advisor under the Investment Management Agreement a fee calculated daily and paid monthly, at the annual rate of 0.915% of the fund’s average daily net assets up to $500 million, 0.865% of the next $500 million, 0.815 of the next $500 million, 0.765% of the next $500 million and 0.715% thereafter.

Effective June 1, 2006, DWS International Fund pays the Advisor under the Investment Management Agreement a fee calculated daily and paid monthly, at the annual rate of 0.590% of the fund’s average daily net assets up to $6.0 billion, 0.540% of the next $1.0 billion and 0.515% thereafter.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
DWS Global Thematic Fund	0.94%
DWS International Fund	0.65%

In addition, under a separate administrative services agreement between each fund and DeIM, each fund pays DeIM for providing most of the fund’s administrative services.

Each fund’s shareholder report for the semiannual period ended February 28, 2006 contains a discussion regarding the basis for the Board of Directors’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

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The portfolio managers

The following people handle the day-to-day management of each fund.

DWS Global Thematic Fund

Oliver Kratz

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

•	Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for International Equity Fund, after two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

•	Head of global portfolio selection team for Alpha Emerging Markets Equity and co-lead manager for Global Thematic Equity: New York.

•	Joined the fund in 2003.

•	BA, Tufts University and Karlova Universidad, Prague; MALD, Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

DWS International Fund

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2004.

•	Portfolio manager for International Equities.

•	BS, Pennsylvania State University.

The funds’ Statement of Additional Information provides additional information about the portfolio managers’ investments in the funds they manage, a description of their compensation structure and information regarding other accounts they manage.

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Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

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$134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

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There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

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As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in that fund’s annual report (see “Shareholder reports” on the back cover).

DWS Global Thematic Fund — Class S

Years Ended August 31,	2006	2005	2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$29.64	$22.82	$20.41		$18.76	$23.15
Income (loss) from investment operations:
Net investment income^a	.29	.25	.07		.16	.13
Net realized and unrealized gain (loss) on investment transactions	7.62	6.66	2.66		1.69	(3.90)

Total from investment operations	7.91	6.91	2.73		1.85	(3.77)

Less distributions from:	(.27)	(.09)	(.32)		(.20)	(.47)
Net investment income
Net realized gain on investment transactions	(2.29)	—	—		—	(.15)

Total distributions	(2.56)	(.09)	(.32)		(.20)	(.62)

Redemption fees	.00 *	.00 *	—		—	—
Net asset value, end of period	$34.99	$29.64	$22.82		$20.41	$18.76

Total Return (%)	28.01	30.35	13.36	^b	10.01	(16.62)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,186	832	703		705	756
Ratio of expenses (%)	1.27	1.25	1.42		1.43	1.35
Ratio of net investment income (%)	.91	.96	.31		.89	.62
Portfolio turnover rate (%)	143	54	81		55	31

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS International Fund — Class S

Years Ended August 31,	2006		2005	2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$47.74		$38.10	$33.36		$32.51	$40.24
Income (loss) from investment operations:
Net investment income^a	1.28	^c	.71	.30		.35	.19
Net realized and unrealized gain (loss) on investment transactions	9.37		9.54	4.86		.80	(7.80)

Total from investment operations	10.65		10.25	5.16		1.15	(7.61)

Less distributions from:	(1.05)		(.61)	(.42)		(.30)	(.12)
Net investment income
Redemption fees*	.00		.00	.00		.00	.00
Net asset value, end of period	$57.34		$47.74	$38.10		$33.36	$32.51

Total Return (%)	22.61	^b	27.06	15.49	^b	3.62	(18.94)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,390		1,278	1,273		1,444	1,872
Ratio of expenses before expense reductions (%)	1.02		.98	1.23		1.18	1.06
Ratio of expenses after expense reductions (%)	1.01		.98	1.17		1.18	1.06
Ratio of net investment income (%)	2.40	^c	1.63	.79		1.15	.53
Portfolio turnover rate (%)	76		57	82		104	105

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.
^c	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

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How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you’re investing directly with DWS Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions and you should follow those.

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How to Buy, Sell and Exchange Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “DWS Scudder.”

First investment	Additional investments
Regular accounts:

$2,500 or more	$50 or more for regular accounts and IRA accounts

IRA accounts and Automatic Investment Plan:

$1,000 or more	$50 or more with an Automatic Investment Plan

By mail or express mail (see below)	Send a DWS Scudder investment slip or short note that includes:

• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check	• fund and class name • account number • check payable to “DWS Scudder”

By wire

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

By phone

Not available	• Call 1-800-728-3337 for instructions

With an automatic investment plan

• Fill in the information on your application and include avoided check	• To set up regular investments from a bank checking account, call 1-800-728-3337

Using QuickBuy

Not available	• Call 1-800-728-3337 to make sure QuickBuy is set up on your account; if it is, you can request a transfer from your bank account of any amount between $50 and $ 250,000

On the Internet

• Go to “funds and prices” at www.dws-scudder.com • Print out a prospectus and a new account application • Complete and return the application with your check	• Call 1-800-728-3337 to ensure you have electronic services • Register at www.dws-scudder.com • Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

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Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

Exchanging into another fund	Selling shares
$2,500 or more to open a new account ( $1,000 or more for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 41

By phone or wire

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

Using Automated Information Line

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

By mail or express mail (see previous page)

Your instructions should include:	Your instructions should include:

•      the fund, class and account number you’re exchanging out of

•      the dollar amount or number of shares you want to exchange

•      the name and class of the fund you want to exchange into

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

•      the fund, class and account number from which you want to sell shares

•      the dollar amount or number of shares you want to sell

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a DWS fund account, call 1-800-728-3337

Using QuickSell

Not available	• Call 1-800-728-3337 to make sure QuickSell is set up on your account; if it is, you can request a transfer to your bank account of any amount between $50 and $ 250,000

On the Internet

• Register at www.dws-scudder.com • Follow the instructions for making on-line exchanges	• Register at www.dws-scudder.com • Follow the instructions for making on-line redemptions

To reach us: Web site: www.dws-scudder.com

Telephone representative: 1-800-728-3337, M-F, 9 a.m. – 6 p.m. ET

TDD line: 1-800-972-3006, M-F, 9 a.m. – 6 p.m. ET

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Financial intermediary support payments

Each fund’s investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information (the “SAI”) as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of a fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

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The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from 0.01% up to 0.50% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of a fund or of any particular share class of a fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of a fund. Additional information regarding these revenue sharing payments is included in a fund’s SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class S shares. The funds have other share classes, which are described in separate prospectuses and which have different fees, expenses, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-728-3337 or contact your financial advisor.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-728-3337.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Initial Purchase. The minimum initial investment for Class S shares is $2,500, except for investments on behalf of participants in certain fee- based and wrap programs offered through certain financial intermediaries approved by DeIM for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is

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$1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. The funds may waive minimums for investments on behalf of fund trustees and directors or officers or employees of DeIM and its affiliates.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the funds’ long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds’ portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “time zone arbitrage”).

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to a fund’s policies as described in this prospectus and approved by the Board. The funds generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The funds may also take trading activity that occurs over longer periods into account if the funds reasonably believe such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

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•	each fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See “How the funds calculate share price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

The funds’ policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

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The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’. Subject to approval by DeAM or a fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than a fund’s policies) and remit the fees to a fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from a fund’s policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds;

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(vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the funds or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion); or (xiv) for DWS Massachusetts Tax-Free Fund, DWS Short Term Bond Fund and DWS Intermediate Tax/AMT Free Fund only: checkwriting transactions in these funds.

The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

Call the Automated Information Line at 1-800-728-3337

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QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-728-3337.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-728-3337 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while the funds don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws-scudder.com.

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We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you generally don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please call 1-800-728-3337 or contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank’s wire payment system. For additional circumstances where redemption proceeds could be delayed, please see “Other rights we reserve.”

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

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You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price

To calculate net asset value, or NAV, each fund uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

Each fund charges a short-term redemption fee equal to 2% of the value of shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. Generally, we may use methods approved by a fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund’s use of fair value pricing. This is intended to reduce a fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

Because the funds invest in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares. (Note that prices for

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securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize gain or loss on the redemption of your fund shares and you may incur a tax liability

•	close your account and send you the proceeds if your balance falls below $2,500 (for regular accounts) or $1,000 (with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or, in any case, where a fall in share price created the low balance)

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•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimum at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay distributions to its shareholders annually in November and December and, if necessary, may do so at other times as well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without applicable sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable.

Buying, selling or exchanging fund shares will usually have federal income tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

The federal income tax status of fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at long-term capital gain rates:	Generally taxed at ordinary income rates:

Taxable distributions from a fund

• gains from the sale of securities held by a fund for more than one year • qualified dividend income	• gains from the sale of securities held by a fund for one year or less • all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

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Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund if, at the end of its fiscal year, more than 50% of the fund’s total assets at the close of its taxable year consists of stocks and securities of foreign corporations and if certain other conditions are met. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. A fund must meet certain holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund’s shares for the lower tax rates to apply.

For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gain imposed on individuals and other noncorporate shareholders has been temporarily reduced to 15%. For more information, see the Statement of Additional Information, under “Federal Income Taxes.”

Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax category of any dividends or distributions you received. They also contain certain details on your purchases and sales of shares. The federal income tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

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Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of income dividends they receive from a fund, provided certain holding period and other requirements are met.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in a fund’s Statement of Additional Information.

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To Get More Information

Shareholder reports — These include commentary from a fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything a fund owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about a fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-728-3337, or contact DWS Scudder at the address listed below. Each fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

DWS Scudder	SEC	Distributor
PO Box 219151	100 F Street, N.E.	DWS Scudder Distributors, Inc.
Kansas City, MO 64121-9151	Washington, D.C.	222 South Riverside Plaza
www.dws-scudder.com	20549-0102	Chicago, IL 60606-5808
1-800-728-3337	www.sec.gov	1-800-621-1148
1-800-SEC-0330

SEC File Numbers:

DWS Global/International Fund, Inc. 811-4670

DWS International Fund, Inc. 811-642

[DWS SCUDDER Logo]

Deutsche Bank Group

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DWS International Equity Fund, a series of DWS Advisor Funds, Prospectus dated March 1, 2006 for Class A, B & C shares

MARCH 1, 2006

PROSPECTUS

CLASSES A, B AND C

DWS International Equity Fund

(formerly Scudder International Equity Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

How the Fund Works

On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C
ticker symbol	DBAIX	DBBIX	DBCIX
fund number	420	620	720

DWS International Equity Fund

(formerly Scudder International Equity Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio (the “Portfolio”), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE(R) Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the portfolio manager has invested in emerging markets in the past, under normal market conditions he does not consider this a central element of the Portfolio’s strategy. Typically, the Portfolio would not hold more than 15% of its net assets in emerging markets. In implementing this overall strategy, the Portfolio may experience a high portfolio turnover rate.

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The Portfolio invests for the long term. The portfolio manager employs a strategy of growth at a reasonable price. The portfolio manager seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers.

In evaluating stocks, the portfolio manager considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company’s market capitalization plus the value of its net debt. The portfolio manager further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of the portfolio manager’s investment process, as it does with many stock mutual funds. The portfolio manager tracks several thousand companies to arrive at between 80 to 100 stocks the Portfolio normally holds. But the portfolio manager’s process brings an added dimension to this fundamental research. He draws on the insight of experts from a range of financial disciplines — regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other’s ideas. Their close collaboration is a critical element of the portfolio manager’s investment process.

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The Portfolio may invest in various instruments commonly known as “derivatives” to increase or decrease its exposure to an asset class, securities market, index or currency. The Portfolio will primarily use futures, options, options on futures, forward currency transactions and swaps. The portfolio manager may use derivatives in circumstances when the portfolio manager believes the derivatives offer an economical means of gaining exposure to a particular asset class, securities market, index or currency. The Portfolio may also invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet shareholder redemptions or other needs. Use of some derivatives may have the effect of leveraging the Portfolio’s exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the Portfolio may experience a high portfolio turnover rate.

The fund may lend its investment securities in an amount up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market or index without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.to complete certain transactions.

A swap is a transaction where one security or characteristic of a security is swapped for another.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Recently, the Portfolio has had a high portfolio turnover rate. High turnover can increase the Portfolio’s transaction costs, thereby lowering its returns. It may also increase your tax liability if you do not hold the fund in a tax-advantaged account such as an IRA.

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The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with the Portfolio is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Portfolio makes, and the Portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the Portfolio will decline in value. To minimize this risk, the portfolio manager monitors each of the stocks in the Portfolio according to three basic quantitative criteria. He subjects a stock to intensive review if:

•	its rate of price appreciation begins to trail that of its national stock index;

•	the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock’s future earnings; or

•	the stock’s price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, the portfolio manager seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in his view, it merely reflects investor overreaction to temporary circumstances.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

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Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the Portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The Portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

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•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities discussed above are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

•	the derivative may not fully offset the underlying positions;

•	derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

•	the possibility the Portfolio cannot sell the derivative because of an illiquid secondary market; and

•	the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund’s exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

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Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the Portfolio has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the Portfolio underestimates their price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the Portfolio that occurs during the term of the loan would be borne by the Portfolio and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is June 29, 2001. In the bar chart, the performance figures for Class A before its inception date reflect the historical performance of the fund’s original share class (Investment Class).

In the table, the performance figures for each share class prior to its inception date are based on the historical performance of Investment Class adjusted to reflect the higher gross total annual operating expenses of Class A, B and C and the current applicable sales charges of Class A, B and C. Investment Class shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS International Equity Fund

Annual Total Returns (%) as of 12/31 each year — Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	21.32
1997	17.37
1998	20.82
1999	32.22
2000	-20.16
2001	-25.47
2002	-17.05
2003	30.16
2004	15.41
2005	15.62

For the periods included in the bar chart:

Best Quarter: 32.05%, Q4 1999	Worst Quarter: -19.28%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class A
Return before Taxes	8.97	0.24	6.27
Return after Taxes on Distributions	8.62	0.33	6.12
Return after Taxes on Distributions and Sale of Fund Shares	4.11	0.12	5.43
Class B (Return before Taxes)	11.61	0.54	6.09
Class C (Return before Taxes)	14.70	0.65	6.09
Index (reflects no deductions for fees, expenses or taxes)	13.54	4.55	5.84

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)(3)	2.00%		2.00%	2.00%
Annual Operating Expenses, deducted from fund assets(4)
Management Fee	0.65%		0.65%	0.65%
Distribution/Service (12b-1) Fee	0.25		0.75	0.75
Other Expenses(5)	1.11		1.36	1.36
Total Annual Operating Expenses(6)	2.01		2.76	2.76

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.
(3)	This fee is charged on applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(4)	Information on the annual operating expenses reflects the expenses of both the fund and the International Equity Portfolio, the master portfolio into which the fund invests all of its assets.
(5)	Includes a shareholder servicing fee of up to 0.25% for Class B and Class C shares.
(6)	Through September 30, 2006, the advisor and the administrator have contractually agreed to waive all or a portion of their fees and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.50%, 2.25% and 2.25% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.

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Based on the costs above, this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$767	$1,169	$1,596	$2,778
Class B shares	679	1,156	1,659	2,746
Class C shares	379	856	1,459	3,090

Expenses, assuming you kept your shares
Class A shares	$767	$1,169	$1,596	$2,778
Class B shares	279	856	1,459	2,746
Class C shares	279	856	1,459	3,090

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Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

Other policies

•	The fund’s objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

•	As a temporary defensive measure, the Portfolio could shift up to 100% of assets into investments such as fixed income securities, money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, the Portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	The Portfolio’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary risks

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on a Portfolio so long as the Portfolio has a small asset base. The fund may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

Small Company Risk. To the extent that the Portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price — down as well as up — than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell.

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For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Who Manages and Oversees the Fund

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. (“DeAM, Inc.”), Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

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The fund is a “feeder fund” that invests substantially all of its assets in the International Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio’s expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund’s Trustees to withdraw the fund’s assets from the Portfolio if they believe doing so is in the shareholders’ best interests. If the Trustees withdraw the fund’s assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

The investment advisor

DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, acts as investment advisor for the Portfolio. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the Portfolio’s investment decisions, buys and sells securities for the Portfolio and conducts the research that leads to these purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeAM, Inc. receives a management fee from the fund. For the most recent fiscal year, the actual amount paid in management fees, after fee waivers, was 0.50% of the fund’s average daily net assets.

The fund’s shareholder report for the year ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

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Portfolio manager

The Portfolio is managed by a team of investment professionals who each play an important role in the Portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

The Portfolio is managed by a team of investment professionals who collaborate to implement the Portfolio’s and the fund’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the Portfolio’s investment strategy. The portfolio manager has authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following portfolio manager handles the day-to-day management of the Portfolio:

Matthias Knerr, CFA

Director, Deutsche Asset

Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2004.

•	Portfolio manager for International Equities.

•	BS, Pennsylvania State University.

The fund’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the fund, a description of his compensation structure and information regarding other accounts he manages.

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Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

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$134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

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There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

These tables are designed to help you understand the fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, are included in the fund’s annual report (see “Shareholder reports” on the back cover).

DWS International Equity Fund — Class A

Years Ended October 31,	2005		2004		2003		2002		2001^a
Selected Per Share Data
Net asset value, beginning of period	$10.52		$9.59		$8.00		$9.28		$11.05
Income (loss) from investment operations:
Net investment income (loss)	.13	b	.05	^b	.07	^b	.03	^b	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.11		1.07		1.53		(1.30)		(1.76)
Total from investment operations	2.24		1.12		1.60		(1.27)		(1.77)
Less distributions from:
Net investment income	(.03)		(.19)		(.01)		(.01)		—
Redemption fees	.00	***	—		—		—		—
Net asset value, end of period	$12.73		$10.52		$9.59		$8.00		$9.28
Total Return (%)^c,^d	21.27		11.77		19.95	^e	(13.68)		(16.02	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		6		5		5		9
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.01		2.01		1.97		1.94		1.73	*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50		1.50		1.50		1.50		1.50	*
Ratio of net investment income (loss) (%)	1.10		.54		.87		.34		(.44	)*
Portfolio turnover rate of the International Equity Portfolio (%)	54		63		123		179		137

^a	For the period June 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
^d	Total return does not reflect the effect of any sales charges.
^e	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 19.70% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS International Equity Fund — Class B

Years Ended October 31,	2005		2004		2003		2002		2001^a
Selected Per Share Data
Net asset value, beginning of period	$10.41		$9.49		$7.97		$9.33		$11.13
Income (loss) from investment operations:
Net investment income (loss)	.04	^b	(.02	)^b	.01	^b	(.04	)^b	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.07		1.05		1.51		(1.31)		(1.76)
Total from investment operations	2.11		1.03		1.52		(1.35)		(1.80)
Less distributions from:
Net investment income	—		(.11)		—	^c	(.01)		—	^c
Redemption fees	.00	^c	—		—		—		—
Net asset value, end of period	$12.52		$10.41		$9.49		$7.97		$9.33
Total Return (%)^d,^e	20.27		10.92		19.07	f	(14.35)		(16.17	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($millions)	1		.7		.5		.4		.4
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.76		2.76		2.72		2.69		2.48	*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25		2.25		2.25		2.25		2.25	*
Ratio of net investment income (loss) (%)	.35		(.21)		.11		(.41)		(1.19	)*
Portfolio turnover rate of the International Equity Portfolio (%)	54		63		123		179		137

^a	For the period June 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Amount is less than $.005.
^d	Total return would have been lower had certain expenses not been reduced.
^e	Total return does not reflect the effect of any sales charges.
^f	In 2003, the advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 18.70% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized

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DWS International Equity Fund — Class C

Years Ended October 31,	2005		2004		2003		2002		2001^a
Selected Per Share Data
Net asset value, beginning of period	$10.22		$9.32		$7.83		$9.15		$10.92
Income (loss) from investment operations:
Net investment income (loss)	.04	^b	(.02	)^b	.01	^b	(.04	)^b	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.03		1.03		1.48		(1.27)		(1.68)
Total from investment operations	2.07		1.01		1.49		(1.31)		(1.77)
Less distributions from:
Net investment income	—		(.11)		—	^c	(.01)		—	^c
Redemption fees	.00	^c	—		—		—		—
Net asset value, end of period	$12.29		$10.22		$9.32		$7.83		$9.15
Total Return (%)d,e	20.25		10.89		19.03	^f	(14.20)		(16.21	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		.5		.2		.1		.3
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.76		2.76		2.72		2.69		2.48	*
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	2.25		2.25		2.25		2.25		2.25	*
Ratio of net investment income (loss) (%)	.35		(.21)		.11		(.41)		(1.19	)*
Portfolio turnover rate of the International Equity Portfolio (%)	54		63		123		179		137

^a	For the period June 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Amount is less than $.005.
^d	Total return would have been lower had certain expenses not been reduced.
^e	Total return does not reflect the effect of any sales charges.
^f	In 2003, the advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 18.65% and the impact to the Class was $0.02 per share.
*	Annualized
**	Not annualized

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How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with DWS Scudder, all of this information applies to you.

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Choosing a Share Class

This prospectus offers three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers other classes of shares in separate prospectuses. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare

Class A • Sales charges of up to 5.75%, charged when you buy shares • In most cases, no charges when you sell shares • Up to 0.25% annual distribution fee	• Some investors may be able to reduce or eliminate their sales charges; see next page
• Total annual operating expenses are lower than those for Class B or Class C

Class B • No sales charges when you buy shares	• The deferred sales charge rate falls to zero after six years

• Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years	• Shares automatically convert to Class A after six years, which means lower annual expenses going forward

• 0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

Class C

•        No sales charges when you buy shares o Deferred sales

•        Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year

•        0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

• The deferred sales charge rate is lower than for Class B shares, but your shares never convert to Class A, so annual expenses remain higher

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. Financial advisors may also receive compensation from the fund for the services they provide to their clients.

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Class A shares

Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charges as % of offering price(1,2)	Front-end Sales Charges as % of your net investment(2)
Up to $ 50,000	5.75%	6.10%
$50,000- $ 99,999	4.50	4.71
$100,000- $ 249,999	3.50	3.63
$250,000- $ 499,999	2.60	2.67
$500,000- $ 999,999	2.00	2.04
$1 million or more	See below and next page

(1)	The offering price includes the sales charge.
(2)	Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you’re investing now in Class A shares is at least $50,000 (“Cumulative Discount”)

•	you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day (“Combined Purchases”)

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

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The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.dws-scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in the fund’s Statement of Additional Information.

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You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or DWS mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

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Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert on a tax-free basis to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

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Class C shares

With Class C shares, you pay no up-front sales charge. Class C shares have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any up-front sales charges, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

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How to Buy Class A, B and C Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments

$1,000 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$500 or more for IRAs $50 or more with an Automatic Investment Plan	$50 or more with an Automatic Investment Plan
Through a financial advisor • Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below) • Fill out and sign an application • Send it to us at the appropriate address, along with an investment check

•        Send a check made out to “DWS Scudder” and a DWS Scudder investment slip to us at the appropriate address below

•        If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire • Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone

Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan • Fill in the information on your application and include a voided check.	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet

Not available	• Call (800) 621-1048 to establish Internet access

• Go to www.dws-scudder.com and register

• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

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How to Exchange or Sell Class A, B and C Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ( $500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 40

Through a financial advisor • Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you

By phone or wire • Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail or express mail (see previous page)

Write a letter that includes:	Write a letter that includes:

•        the fund, class and account number you’re exchanging out of

•        the dollar amount or number of shares you want to exchange

•        the name and class of the fund you want to exchange into

•        your name(s), signature(s) and address, as they appear on your account

•        a daytime telephone number

•        a daytime telephone number

•        the fund, class and account number from which you want to sell shares

•        the dollar amount or number of shares you want to sell

•        your name(s), signature(s) and address, as they appear on your account

With an automatic exchange plan • To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available On the Internet • Call (800) 621-1048 to establish Internet access	• To set up regular cash payments from a fund account, call (800) 621-1048 (minimum $ 50)
• Call (800) 621-1048 to establish Internet access

• Go to www.dws-scudder.com and log in	• Go to www.dws-scudder.com and log in

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note a financial advisor may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund’s Class A, Class B and Class C shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. For Class A, B or C shares, go to www.dws- scudder.com to get up-to-date information, review balances or even place orders for exchanges.

35

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”).

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	the fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the fund calculates share price.”)

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When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

The fund’s policies and procedures may be modified or terminated at any time.

Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a

37

broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s. Subject to approval by DeAM or the fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund’s policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund’s policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan

38

origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund’s advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

InvestorACCESS, the automated information line, is available 24 hours a day by calling (800) 972-3060. You can use InvestorACCESS to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can always send us your order in writing.

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Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

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A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if these conditions exist.

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies DWS Scudder Distributors Inc., the fund’s distributor, that the dealer waives the applicable commission

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•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a DWS fund and then decide to invest with DWS Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a DWS fund at its current NAV and for purposes of sales charges it will be treated as if it had never left DWS Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

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How the fund calculates share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Shares Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

The fund will charge a short-term redemption fee equal to 2% of the value of shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Portfolio’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the Portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the Portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

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To the extent that the Portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn’t price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts, to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)

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•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimums at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the Portfolio or the fair determination of the value of the Portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or distribution for a given period.

The fund intends to pay dividends and distributions to shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the funds to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

The tax status of the fund’s earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at long-term capital gains rates:	Generally taxed at ordinary income rates:
Distributions from the fund

• gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less

• qualified dividend income Transactions involving fund shares	• all other taxable income

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s yield on those securities would generally be decreased. Shareholders generally may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund if more than 50% of the fund’s total assets at the close of its taxable year consists of stocks and securities of foreign corporations, and if certain other conditions are met. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

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For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income will be eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for the lower tax rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gains rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also contain certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in the fund. Additional information may be found in the fund’s Statement of Additional Information.

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To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically at least semiannually.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. The fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

DWS Scudder	SEC	Distributor
222 South Riverside Plaza	Public Reference Section	DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808	Washington, D.C. 20549	222 South Riverside Plaza
www.dws-scudder.com	www.sec.gov	Chicago, IL 60606-5808
(800) 621-1048	(202) 942-8090	(800) 621-1148

SEC File Number:

DWS International Equity Fund	811-04760
[Logo]DWS
SCUDDER
Deutsche Bank Group

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DWS International Equity Fund, a series of DWS Advisor Funds, Prospectus dated March 1, 2006 for Class S

MARCH 1, 2006, AS REVISED OCTOBER 23, 2006

PROSPECTUS

CLASS S

DWS International Equity Fund

(formerly Scudder International Equity Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Contents

How the Fund Works

4	The Fund’s Main Investment Strategy

6	The Main Risks of Investing in the Fund

11	The Fund’s Performance History

13	How Much Investors Pay

14	Other Policies and Secondary Risks

15	Who Manages and Oversees the Fund

22	Financial Highlights

How to Invest in the Fund

24	How to Buy, Sell and Exchange Shares

26	Policies You Should Know About

37	Understanding Distributions and Taxes

How the Fund Works

On the next few pages, you’ll find information about this fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund’s distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find DWS prospectuses on the Internet at www.dws-scudder.com.

Class S

ticker symbol	BTEQX

fund number	820

DWS International Equity Fund

(formerly Scudder International Equity Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the International Equity Portfolio (the “Portfolio”), a separate mutual fund which has the same investment objective and policies as the fund. Under normal circumstances, the fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE(R) Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the portfolio manager has invested in emerging markets in the past, under normal market conditions he does not consider this a central element of the Portfolio’s strategy. Typically, the Portfolio would not hold more than 15% of its net assets in emerging markets. In implementing this overall strategy, the Portfolio may experience a high portfolio turnover rate.

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The Portfolio invests for the long term. The portfolio manager employs a strategy of growth at a reasonable price. The portfolio manager seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers.

In evaluating stocks, the portfolio manager considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company’s market capitalization plus the value of its net debt. The portfolio manager further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of the portfolio manager’s investment process, as it does with many stock mutual funds. The portfolio manager tracks several thousand companies to arrive at between 80 to 100 stocks the Portfolio normally holds. But the portfolio manager’s process brings an added dimension to this fundamental research. He draws on the insight of experts from a range of financial disciplines — regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other’s ideas. Their close collaboration is a critical element of the portfolio manager’s investment process.

Futures, options and options on futures contracts are used as a low-cost method for gaining exposure to a particular securities market or index without investing directly in those securities.

Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions may be used in an attempt to hedge against losses, or, where possible, to add to investment returns.

A swap is a transaction where one security or characteristic of a security is swapped for another.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Recently, the Portfolio has had a high portfolio turnover rate. High turnover can increase the Portfolio’s transaction costs, thereby lowering its returns. It may also increase your tax liability if you do not hold the fund in a tax-advantaged account such as an IRA.

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The Portfolio may invest in various instruments commonly known as “derivatives” to increase or decrease its exposure to an asset class, securities market, index or currency. The Portfolio will primarily use futures, options, options on futures, forward currency transactions and swaps. The portfolio manager may use derivatives in circumstances when the portfolio manager believes the derivatives offer an economical means of gaining exposure to a particular asset class, securities market, index or currency. The Portfolio may also invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet shareholder redemptions or other needs. Use of some derivatives may have the effect of leveraging the Portfolio’s exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the Portfolio may experience a high portfolio turnover rate.

The Portfolio may lend its investment securities in an amount up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with the Portfolio is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Portfolio makes, and the Portfolio may not be able to get attractive prices for them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

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Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Portfolio will decline in value. To minimize this risk, the portfolio manager monitors each of the stocks in the Portfolio according to three basic quantitative criteria. He subjects a stock to intensive review if:

•	its rate of price appreciation begins to trail that of its national stock index;

•	the financial analysts who follow the stock, both within the advisor and outside, cut their estimates of the stock’s future earnings; or

•	the stock’s price approaches the downside target the managers set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, the portfolio manager seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if, in his view, it merely reflects investor overreaction to temporary circumstances.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

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•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the Portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The Portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

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Emerging Market Risk. All of the risks of investing in foreign securities discussed above are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:

•	the derivative may not fully offset the underlying positions;

•	the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

•	the possibility the Portfolio cannot sell the derivative because of an illiquid secondary market; and

•	the risk that the derivatives transaction could expose the fund to the effect of leverage, which could increase the fund’s exposure to the market and potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

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Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the Portfolio has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the Portfolio underestimates their price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the Portfolio that occurs during the term of the loan would be borne by the Portfolio and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

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The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class S shares (formerly Investment Class shares) has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS International Equity Fund

Annual Total Returns (%) as of 12/31 each year — Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA

1996	21.32
1997	17.37
1998	20.82
1999	32.22
2000	-20.18
2001	-25.39
2002	-17.17
2003	30.14
2004	15.43
2005	15.52

2006 Total Return as of September 30: 12.72%

Best Quarter: 32.05%, Q4 1999	Worst Quarter: -19.31%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class S
Return before Taxes	15.52	1.41	6.89
Return after Taxes on Distributions	15.33	1.48	6.72
Return after Taxes on Distributions and Sale of Fund Shares	10.59	1.37	6.04
Index (reflects no deductions for fees, expenses or taxes)	13.54	4.55	5.84

Index: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

Class S has no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly. The table below describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table
Shareholder Fees, paid directly from your investment
Redemption/Exchange fee, on shares owned less than 30 days (as % of redemption proceeds)(1)	2.00%
Annual Operating Expenses, deducted from fund assets(2)
Management Fee	0.65%
Distribution/Serivce (12b-1) Fees	None
Other Expenses	1.11
Total Annual Operating Expenses(3)	1.76

(1)	This fee is charged on applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(2)	Information on the annual operating expenses reflects the expenses of both the fund and the International Equity Portfolio, the master portfolio into which the fund invests all of its assets.
(3)	The advisor and the administrator have contractually agreed to waive all or a portion of their fees and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.50% excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses. The waiver will be extended until the fund is acquired by DWS International Fund which is expected to occur in 2007.

Based on the costs above, this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class S	$179	$554	$954	$2,073

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Other Policies and Secondary Risks While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

Other policies

•	The fund’s objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

•	As a temporary defensive measure, the Portfolio could shift up to 100% of assets into investments such as fixed income securities, money market securities or other short-term bonds that offer comparable levels of risk. This could prevent losses but while engaged in a temporary defensive position, the Portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	The Portfolio’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Secondary risks

IPO Risk. IPOs may be very volatile, rising and falling rapidly based, among other reasons, on investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance on the fund so long as the Portfolio has a small asset base. The Portfolio may not experience a similar impact on its performance as its assets grow because it is unlikely the fund will be able to obtain proportionately larger IPO allocations.

Small Company Risk. To the extent that the Portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price — down as well as up — than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Finally, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell.

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For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of the fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund’s top ten holdings and other information about the fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Who Manages and Oversees the Fund

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. (“DeAM, Inc.”), Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

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The fund is a “feeder fund” that invests substantially all of its assets in the International Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio’s expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund’s Trustees to withdraw the fund’s assets from the Portfolio if they believe doing so is in the shareholders’ best interests. If the Trustees withdraw the fund’s assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

The investment advisor

DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, acts as investment advisor for the Portfolio. As investment advisor, DeAM, Inc., under the supervision of the Board of Trustees, makes the Portfolio’s investment decisions, buys and sells securities for the Portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. provides a full range of international investment advisory services to institutional and retail clients.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeAM, Inc. receives a management fee from the fund. For the most recent fiscal year, the actual amount paid in management fees, after fee waivers, was 0.50% of the fund’s average daily net assets.

The fund’s shareholder report for the year ended October 31, 2005 contains a discussion regarding the basis for the Board of Trustees’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

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Portfolio manager

The Portfolio is managed by a team of investment professionals who collaborate to implement the Portfolio’s and the fund’s investment strategy. The team is led by a portfolio manager who is responsible for developing the Portfolio’s investment strategy. The portfolio manager has authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following portfolio manager handles the day-to-day management of the Portfolio:

Matthias Knerr, CFA

Director, Deutsche Asset

Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2004.

•	Portfolio manager for International Equities.

•	BS, Pennsylvania State University.

The fund’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.

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Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

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$134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

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There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

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As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

This table is designed to help you understand the fund’s financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover).

DWS International Equity Fund — Class S (formerly Investment Class)

Years Ended October 31,	2005		2004	2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$20.54		$18.72	$15.63		$18.14	$25.55
Income (loss) from investment operations:
Net investment income (loss)	.25	(a)	.11 (a)	.14	(a)	.06 (a)	.08
Net realized and unrealized gain (loss) on investment transactions	4.10		2.08	2.96		(2.56)	(7.28)
Total from investment operations	4.35		2.19	3.10		(2.50)	(7.20)
Less distributions from:
Net investment income	(.05)		(.37)	(.01)		(.01)	—
Net realized gains	—		—	—		—	(.21)
Total distributions	(.05)		(.37)	(.01)		(.01)	(.21)
Redemption fees	.00	*	—	—		—	—
Net asset value, end of period	$24.84		$20.54	$18.72		$15.63	$18.14
Total Return (%)(b)	21.14		11.80	19.85	(c)	(13.78)	(28.38)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	269		280	347		418	815
Ratio of expenses before expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.76		1.76	1.72		1.69	1.68
Ratio of expenses after expense reductions, including expenses allocated from the International Equity Portfolio (%)	1.50		1.50	1.50		1.50	1.50
Ratio of net investment income (loss) (%)	1.10		.54	.86		.34	.24
Portfolio turnover rate of the International Equity Portfolio (%)	54		63	123		179	137

(a)	Based on average shares outstanding during the period.
(b)	Total return would have been lower had certain expenses not been reduced.
(c)	In 2003, the Advisor fully reimbursed the Portfolio for currency transactions which did not meet the Portfolio’s investment guidelines. Excluding this reimbursement, the total return would have been 19.53% and the impact to the Class was $0.05 per share.
*	Amount is less than $.005.

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How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with DWS, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Class S shares, which are generally not available to new investors.

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How to Buy, Sell and Exchange Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “DWS Scudder.”

First investment	Additional investments
Regular accounts:	$50 or more for regular accounts and IRA accounts

$2,500 or more	$50 or more with an Automatic Investment Plan

IRA accounts and Automatic Investment Plan:

$1,000 or more

By mail or express mail (see below)	Send a DWS Scudder investment slip or short note that includes:

• Fill out and sign an application	• fund and class name

• Send it to us at the appropriate address, along with an investment check	• account number

• check payable to “DWS Scudder”

By wire • Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

By phone

Not available	• Call 1-800-728-3337 for instructions

With an automatic investment plan • Fill in the information on your application and include a voided check	• To set up regular investments from a bank checking account, call 1-800-728-3337

Using QuickBuy

Not available	• Call 1-800-728-3337 to make sure QuickBuy is set up on your account; if it is, you can request a transfer from your bank account of any amount between $50 and $ 250,000

On the Internet • Go to “funds and prices” at www.dws-scudder.com	• Call 1-800-728-3337 to ensure you have electronic services

• Print out a prospectus and a new account application	• Register at www.dws-scudder.com

• Complete and return the application with your check	• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: DWS Scudder, PO Box 219669, Kansas City, MO 64121-9669 Additional Investments: DWS Scudder, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail: DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

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Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

Exchanging into another fund	Selling shares
$2,500 or more to open a new account ( $1,000 or more for IRAs) $50 or more for exchanges between existing accounts By phone or wire	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you're in doubt, see page 33

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

Using Automated Information Line • Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

By mail or express mail (see previous page)

Your instructions should include:	Your instructions should include:

• the fund, class and account number you're exchanging out of	• the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number

• a daytime telephone number

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a DWS fund account, call 1-800-728-3337

Using QuickSell

Not available	• Call 1-800-728-3337 to make sure QuickSell is set up on your account; if it is, you can request a transfer to your bank account of any amount between $50 and $ 250,000

On the Internet • Register at www.dws-scudder.com	• Register at www.dws-scudder.com

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

To reach us:	Web site: www.dws-scudder.com
Telephone representative: 1-800-728-3337, M-F, 9 a.m. - 6 p.m. ET
TDD line: 1-800-972-3006, M-F, 9 a.m. - 6 p.m. ET

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund.

Keep in mind that the information in this prospectus applies only to the fund’s Class S shares. The fund has other share classes, which are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-728-3337 or contact your financial institution.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws-scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

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Initial Purchase. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the advisor for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. The fund may waive minimums for investments on behalf of fund trustees and directors or officers or employees of the advisor and its affiliates.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., “time zone arbitrage”).

The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund’s policies as described in this prospectus and approved by the Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

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The fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	the fund has adopted certain fair valuation practices intended to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the fund calculates share price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the fund’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

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The fund’s policies and procedures may be modified or terminated at any time.

Redemption fees. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund’s. Subject to approval by DeAM or the fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund’s policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund’s policies until such time as they can develop and implement a system to collect the redemption fees.

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The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund’s investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion); or (xiv) for DWS Massachusetts Tax-Free Fund, DWS Short Term Bond Fund and DWS Intermediate Tax/AMT Free Fund only: checkwriting transactions in these funds.

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The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the fund’s investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

For Class S shares

Call the Automated Information Line at 1-800-728-3337

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-728-3337 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses the may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

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QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-728-3337.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

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A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank’s wire payment system. For additional circumstances where redemption proceeds could be delayed, please see “Other rights we reserve.”

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the fund calculates share price

To calculate net asset value per share, or NAV, the share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

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We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Portfolio’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the Portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the Portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund’s use of fair value pricing. This is intended to reduce the fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

To the extent that the Portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn’t price its shares.

The fund charges a short-term redemption fee equal to 2.00% of the value of Class S shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	close your account and send you the proceeds if your balance falls below $2,500 for Class S shareholders ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), $1,000 for shareholders with existing accounts prior to October 23, 2006 or $250 for Class S retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month, or in any case where a fall in share price created the low balance)

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

36

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the Portfolio or the fair determination of the value of the fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

37

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For tax purposes, an exchange is treated the same as a sale.

The tax status of the fund’s earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at long-term capital gain rates:	Generally taxed at ordinary income rates:
Distributions from the fund • gains from the sale of securities held by the fund for more than one year	• gains from the sale of securities held by the fund for one year or less

• qualified dividend income	• all other taxable income

Transaction involving fund shares • gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund’s yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes if paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the fund as derived from qualified dividend income will be eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding

38

period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the fund’s shares for lower tax rates to apply.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays the dividend. In tax-advantaged retirement accounts, you don’t need to worry about this.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax adviser with respect to the US tax consequences of an investment in the fund. Additional information may be found in the fund’s Statement of Additional Information.

39

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-728-3337, or contact DWS Scudder at the address listed below. The fund’s SAI and Shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

DWS Scudder	SEC	Distributor
PO Box 219669 Kansas City, MO 64121-9669 www.dws-scudder.com 1-800-728-3337	100 F Street, N.E. Washington, D.C. 20549-0102 www.sec.gov 1-800-SEC-0330	DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 1-800-621-1148

SEC File Number:

DWS Advisor Funds	881-04760

DWS International Equity Fund

[DWS SCUDDER Logo]

Deutsche Bank Group

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS/PORTFOLIOS:

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

Prime Series

Tax-Free Series

Treasury Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Allocation Fund

DWS Core Plus Income Fund

DWS Disciplined Market Neutral Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS EAFE(R) Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Funds

DWS Government & Agency Money Fund

DWS Money Market Prime Series

DWS Tax-Exempt Money Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Technology Fund

DWS U.S. Bond Index Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities

Portfolio Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund

Treasury Money Fund Investment

The following information supplements disclosure in the purchase and redemption information section of each fund’s/portfolio’s prospectuses:

The fund’s investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the

[DWS SCUDDER LOGO]

Deutsche Bank Group

October 30, 2006

DMF-3612

fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this fund or of any particular share class of the fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this fund. Additional information regarding these revenue sharing payments is included in the fund’s SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

October 30, 2006

DMF-3612

2

Supplement to the currently effective Statements of Additional Information of each of the listed funds/portfolios:

Cash Account Trust

Government & Agency Securities

Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

Prime Series

Tax-Free Series

Treasury Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Allocation Fund

DWS Core Plus Income Fund

DWS Disciplined Market Neutral Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS EAFE(R) Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Funds

DWS Government & Agency Money Fund

DWS Money Market Prime Series

DWS Tax-Exempt Money Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Technology Fund

DWS U.S. Bond Index Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund

Treasury Money Fund Investment

The following information supplements the “Purchase and Redemption” section of each fund’s/portfolio’s Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the

[DWS SCUDDER LOGO]

Deutsche Bank Group

level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, ..05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group

Cadaret, Grant & Co. Inc.

Brown Brothers Harriman

Capital Analyst, Incorporated

Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)

2

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

3

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

4

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co. - International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Company)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group

Minnesota Life Insurance Company

5

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

October 30, 2006

6

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
DWS International Equity Fund

Class C shareholders of DWS International Equity Fund recently approved a proposal to convert the fund’s Shareholder Services Agreement to a Rule 12b-1 Plan. As a result of this change, total fees charged for distribution and shareholder servicing services remain the same, although for Class C shareholders, the service fee is now a Rule 12b-1 service fee and the fee table in the section entitled “How Much Investors Pay” has been changed accordingly. The 0.25% shareholder servicing fee charged to Class C shares is no longer included under “Other Expenses,” and instead the 0.25% Rule 12b-1 service fee has been included under the heading “Distribution (12b-1) Fee,” which is now described as “Distribution/Service (12b-1) Fee.” The total Distribution/Service (12b-1) fee for Class C is 1.00%.

The first paragraph under “Class C shares” in the “Choosing a Share Class” section of the fund’s Class A, B and C prospectus is deleted and replaced with the following:

With Class C shares, you pay no up-front sales charges. Class C shares have a 12b-1 plan, under which a distribution services fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Please Retain This Supplement for Future Reference

[DWS SCUDDER LOGO]

Deutsche Bank Group

October 27, 2006

st-IE

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE FUND

DWS International Equity Fund

Deutsche Asset Management, Inc. (the “Advisor”), the advisor of the above-noted fund, is proposing the following fund merger as part of the Advisor’s initiative to restructure and streamline the family of DWS funds. In the chart below, the Acquired Fund on the left is merging into the Acquiring Fund on the right.

Acquired Fund	Acquiring Fund
DWS International Equity Fund	DWS International Fund

Completion of the merger is subject to a number of conditions, including final approval by each fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held in 2007. Prior to the shareholder meeting, shareholders of the Acquired Fund will receive: (i) a Proxy Statement/ Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger; (ii) a proxy card with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the Acquiring Fund.

Please Retain This Supplement for Future Reference

[Logo]DWS

SCUDDER

October 13, 2006	Deutsche Bank Group=

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS:

CLASSES A, B, C AND R

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Allocation Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Prime Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

The following supplements “Policies about transactions” under the “Policies You Should Know About” section of each fund’s prospectus:

Initial Purchase. The minimum initial investment for Class A, B and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs for which the minimum initial investment is $500 per account. The minimum initial investment is $50 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. In addition, the fund may waive minimums for investments on behalf of fund trustees and directors or officers or employees of the Advisor and its affiliates.

There is no minimum initial investment for Class R.

Please Retain This Supplement for Future Reference

September 25, 2006

DMF-3614

[DWS SCUDDER LOGO]

Deutsche Bank Group

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Capital Growth Fund

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS EAFE(R) Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS High Income Plus Fund

DWS Health Care Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS U.S. Bond Index Fund

DWS Value Builder Fund

The following replaces similar disclosure under “Redemption fees” in each fund’s “Policies You Should Know About” section:

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund’s investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion); or (xiv) for DWS Massachusetts Tax-Free Fund, DWS Short Term Bond Fund and DWS Intermediate Tax/AMT Free Fund only: checkwriting transactions in these funds.

Please Retain This Supplement for Future Reference

[Logo]DWS

August 18, 2006	SCUDDER

Deutsche Bank Group

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

Supplement to the currently effective Statements of Additional Information for the above listed Funds

The following disclosure is deleted from footnote #1 in the section entitled “Financial Services Firms’ Compensation” under “Purchase and Redemption of Shares — Purchases,” effective June 1, 2006:

The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-Scudder Distributors, Inc. and its affiliates.

Compensation Schedules #2 and #3 are replaced with the following Compensation Schedule, effective June 1, 2006:

Compensation Schedule #2: DWS Scudder Retirement Plans(2)
Amount of Shares Sold	As a Percentage of Net Asset Value
Over $3 million	0.00%-0.50%

(2)	Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

[Logo]DWS

SCUDDER

Deutsche Bank Group

Compensation Schedule #4 will be renamed Compensation Schedule #3 and its corresponding footnote #3 will be revised as follows, effective June 1, 2006:

(3)	DWS-SDI compensates UBS Financial 0.50%.

The following disclosure from the section entitled “Class A Cumulative Discount” or “Cumulative Discount” under “Purchase and Redemption of Shares — Purchases” will be revised as follows, effective June 1, 2006:

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as “DWS Funds,” (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

Please retain this supplement for future reference.

June 1, 2006

MAY 1, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS

DWS High Income Fund

DWS High Income Plus Fund

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS California Tax Free Income Fund

DWS Core Fixed Income Fund

DWS Emerging Markets Fixed Income Fund

DWS Global Bond Fund

DWS GNMA Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS New York Tax-Free Income Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Strategic Income Fund

DWS U.S. Government Securities Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

The following information supplements or replaces similar disclosure in each of the following funds' currently effective prospectuses:

DWS Balanced Fund

DWS Blue Chip Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Series

DWS Money Market Fund

DWS Pacific Opportunities Equity Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax-Exempt Money Fund

DWS Tax Free Money Fund

DWS U.S. Treasury Money Fund

DWS Technology Fund

DWS Value Builder Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Please Retain This Supplement for Future Reference

May 1, 2006=

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Reserve Fund

Prime Series

Tax-Free Series

Treasury Series

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Tax-Exempt Money Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Tax Exempt California Money Market Fund

The following replaces similar disclosure in the “Portfolio Holdings Information” section of each of the above-referenced fund’s Statement of Additional Information:

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each fund’s prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the fund.

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to a fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a fund has a legitimate business purpose in providing the information, subject to the requirements described below.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Prior to any disclosure of a fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a fund’s Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each fund and information derived therefrom, including, but not limited to, how each fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

Please Retain This Supplement for Future Reference

May 1, 2006

2

DWS International Equity Fund, a series of DWS Advisor Funds, Statement of Additional Information for Classes A, B and C dated March 1, 2006

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2006

DWS Advisor Funds
DWS International Equity Fund — Investment Class, (formerly International Equity Fund — Investment Class)
DWS International Equity Fund — Class A Shares, (formerly International Equity Fund — Class A Shares)
DWS International Equity Fund — Class B Shares, (formerly International Equity Fund — Class B Shares)
DWS International Equity Fund — Class C Shares, (formerly International Equity Fund — Class C Shares)

DWS Institutional Funds
DWS International Equity Fund— Institutional Class, (formerly International Equity Fund— Institutional Class)

DWS Advisor Funds and DWS Institutional Funds (each a “Trust” and, collectively, the “Trusts”) are open-end management investment companies that offer investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information (“SAI”) provides supplementary information pertaining to DWS International Equity Fund (Class A, Class B, Class C and Investment Class shares) and DWS International Equity Fund (Institutional Class) (collectively, the “Fund”).

Unlike other mutual funds, and as described in the Prospectuses, each Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in a diversified open-end management investment company (or a series thereof) having the same investment objective as such Fund. This investment company is DWS International Equity Portfolio (the “Portfolio”).

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) serves as the investment advisor to the Fund and the Portfolio. DWS Scudder Distributors, Inc. (the “Distributor” or “DWS-SDI”) serves as the principal underwriter and distributor to the Fund and the Portfolio.

The Fund’s Prospectuses (each a “Prospectus” and, collectively, the “Prospectuses”), dated March 1, 2006, as they may be amended, reversed or supplemented from time to time, provide the basic information investors should know before investing, and may be obtained without charge by calling a Trust at (800) 621-1048. This Statement of Additional Information (“SAI”), which is not a

Prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read only in conjunction with the applicable Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling a Trust at (800) 621-1048 or by contacting any service agent (“Service Agent”) (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Fund). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund’s Prospectus. The audited financial statements for the Portfolio and the Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated October 31, 2005. A copy of the Portfolio and the Fund’s Annual Report may be obtained without charge by calling the Fund at (800) 621-1048.

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectuses in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by a Trust or its Distributor. Each Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Fund may not be available in certain states. Please call 1-800-621-1048 to determine availability in your state.

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INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The following is a description of the Fund’s investment objective. There can, of course, be no assurance that a Fund will achieve its investment objective(s).

The Fund’s investment objective is long-term capital appreciation. Under normal circumstances, the Fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Fund will notify its shareholders 60 days prior to a change in its investment policy.

Investment Policies

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. Each Trust may withdraw the Fund’s investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its assets, at the time the Portfolio purchases the securities, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. However, the Portfolio may also invest in emerging market securities and securities of issuers in underdeveloped countries. Investments in these countries will be based on what the Advisor believes to be an acceptable degree of risk in anticipation of superior returns.

The Advisor is a research-based firm, and it’s Europe, Australasia, and the Far East (EAFE) investment philosophy is based on the belief that investment opportunities exist all over the world. The Portfolio invests in companies, not countries or sectors. The Portfolio’s locally based analysts offer the Portfolio the unique opportunity to identify these companies.

Criteria for determining the appropriate distribution of investments among various companies is based on a globally consistent valuation methodology. To this end, the Advisor will analyze the cash-flow return on investment (CFROI) of a company. The CFROI method of evaluating companies focuses on the economic value which arises when companies generate a cash-flow return on capital that is higher than the cost of capital over sustained periods of growth. The Advisor uses the CFROI method of evaluation to reconcile a number of variables for all companies, regardless of domicile, including accounting inconsistencies and the differing amounts of capital used by companies in different industries in different countries. Focusing on the long-term, the Advisor analyzes CFROI to link corporate performance to shareholder value and determine whether it believes the prevailing market price is justified. At the forefront of the Advisor’s approach is the belief that comprehensive and fundamental research can identify the factors that establish the long-term cash flow of a company.

The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

The remainder of the Portfolio’s assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in “Short-Term Instruments.”

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. As a matter of non-fundamental operating policy, the Portfolio may also be subject to additional restrictions. See the section entitled “Investment Restrictions - Additional Restrictions.”

Summary of Investment Practices

INVESTMENT PRACTICE	DWS International Equity Portfolio

KEY TO TABLE:

*	Permitted without stated limit
#	Permitted without stated limited, but not expected to be used to a significant extent

Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

EQUITY SECURITIES
Common Stock	*
Warrants	*
Preferred Stock	*
Convertible Securities	*

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
Short-Term Instruments	20%
Obligations of Banks and Other Financial Institutions	#
Certificates of Deposit and Banker’s Acceptances	#
Commercial Paper	#
Variable Rate Master Demand Notes	#
US Government Securities	#

DERIVATIVE SECURITIES (OPTIONS)
Options on Securities	*
Options on Securities Indices	*
Options on Non-US Securities Indices	*

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
Futures Contracts	*
Futures Contracts on Securities Indices	*
Options on Futures Contracts (including Contracts on Securities Indices)	*

DERIVATIVE SECURITIES (SWAPS)
Swaps Agreements	*

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES	#

SECURITIES OF NON-US ISSUERS
Foreign Securities & Depository Receipts (ADRs, EDRs, GDRs and IDRs)	#
Foreign Corporate Debt Securities	#
Foreign Government Debt Securities	#
Investments in Emerging Markets	15%
Region and Country Investing	*

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INVESTMENT PRACTICE	DWS International Equity Portfolio

KEY TO TABLE:

*	Permitted without stated limit
#	Permitted without stated limited, but not expected to be used to a significant extent

Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

CURRENCY MANAGEMENT
Currency Exchange Transactions	*
Currency Hedging Transactions	*
Cross Hedging	*
Forward Currency Exchange Contracts	*
Options on Foreign Currencies	*

ADDITIONAL LIMITATIONS AND RISK FACTORS
Asset Coverage	*
Investment Restrictions on Futures Transactions	#
Non-US Securities	*
Emerging Markets	15%
Special Information Concerning Master-Feeder Fund Structure	*
Rating Services	*

OTHER INVESTMENTS AND INVESTMENT PRACTICES
Illiquid Securities	15%
TBA Commitments	#
When-Issued and Delayed Delivery Securities	15%
Repurchase Agreements	#
Reverse Repurchase Agreements	#
Mortgage Dollar Rolls	#
Lending of Portfolio Securities	30%
Borrowing
a) fundamental policy — 33%
b) operating policy — 5%
Short Sales	#
Hedging Strategies	#
Other Investment Companies	10%
Temporary Defensive Investments	100%
Diversification	*
Concentration of Investments In Any One Industry	25%
Reserve Assets	#
Indexed Securities	#

The Portfolio is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

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Equity Securities

General. The Portfolio may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. The Portfolio may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. The Portfolio may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

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All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor’s Division of the McGraw-Hill Companies (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have to be an eligible investment for the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than the income derived from a common stock but lower in yield than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Fixed Income Securities and Money Market Instruments

General. The Portfolio may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Portfolio’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Portfolio that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio’s portfolio, thereby reducing the yield of the Portfolio. In periods of rising interest rates, the opposite can be true. The net asset value of a Portfolio investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose the Portfolio to five types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security duration and reducing the value of the security).

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Short-Term Instruments. The Portfolio intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, up to 20% of the Portfolio’s assets may be invested in short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Portfolio experiences large cash inflows through the sale of securities. When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio’s assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker’s acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities the Portfolio may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Obligations of Banks and Other Financial Institutions. The Portfolio may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Portfolio’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of US banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

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Certificates of Deposit and Bankers’ Acceptances. The Portfolio may invest in certificates of deposit and bankers’ acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Portfolio may invest in commercial paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Portfolio may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. The Portfolio may invest in obligations issued or guaranteed by the US government which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US government are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US government are: instruments that are supported by the full faith and credit of the US government (such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”)); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”)).

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Derivative Securities

General. The Portfolio may invest in various instruments that are commonly known as “derivatives.” Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivative for investment purposes by “covering” such positions as required by the Securities and Exchange Commission (the “Commission”). The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio’s investment in options, futures or forward contracts, and similar strategies depend on the Advisor’s judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio’s return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Derivatives Securities: Options

Options on Securities. The Portfolio may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (“covered options”) in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

A call option written by the Portfolio is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

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A put option written by the Portfolio is “covered” when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a “closing sale transaction” which involves liquidating the Portfolio’s position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio’s books.

The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

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The Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Portfolio cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Fund may purchase and sell options traded on recognized foreign exchanges. The Portfolio may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Portfolio may also engage in options transactions in the over-the-counter (“OTC”) market with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in US government securities, make these markets. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio’s Board of Trustees. Unless the Trustees conclude otherwise, the Portfolio intends to treat OTC options purchased and the assets used to “cover” OTC options written as not readily marketable and therefore subject to the Portfolio’s limit on investments in illiquid securities.

Options on Securities Indices. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in “Options on Securities,” the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in “Options on Securities,” the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index (“protective puts”). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

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Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisor’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio’s activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Non-US Securities Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices.

The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. The Portfolio may also use foreign stock index options for hedging purposes.

Derivative Securities: Futures Contracts and Options on Futures Contracts

General. The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. The Portfolio has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolio is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act (“CEA”).

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The successful use of futures contracts and options thereon draws upon the Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisor’s ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of US government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a deposit payment (“initial margin”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

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Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio’s obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Portfolio, if the Advisor’s investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio’s overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

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The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option (“exercise price”), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Derivative Securities: Swap Agreements

General. The Portfolio may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the Portfolio and a counterpart to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

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The Portfolio will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counter party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the Investment Company Act of 1940 (“1940 Act”) and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Portfolio’s repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Portfolio’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counter party. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant’s total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a “safe harbor” for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

The Portfolio will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. See “Illiquid Securities.” Restrictions adopted by the CFTC may in the future restrict the Portfolio’s ability to enter into swap transactions.

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Mortgage-Backed and Asset-Backed Securities

General Characteristics. The Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that a Portfolio invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Asset-Backed Securities. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans) held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

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The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody’s.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities — Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Securities of Non-US Issuers

General. The Portfolio will, under normal market conditions, invest a significant portion of its assets in non-US securities.

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The Portfolio may invest in securities of non-US issuers directly or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depository Receipts (“IDRs”) or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in US, European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses involved (including the advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

Investments in American, European, Global and International Depository Receipts. The Portfolio may invest in non-US securities in the form of ADRs, EDRs, GDRs, or IDRs. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

US Dollar-Denominated Foreign Debt Securities. The Portfolio may invest in the US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of each country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Foreign Government Debt Securities. The Portfolio may invest in US dollar-denominated foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, “sovereign debt obligations”). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the “World Bank”), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

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Investments in Emerging Markets. The Portfolio may invest in one or more countries with emerging securities markets. These countries are generally located in Latin America, Eastern Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Portfolio’s investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Portfolio’s investments in these countries illiquid and more volatile than investments in most Western European countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than US markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Portfolio’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability of the Portfolio to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the US and other developed securities markets.

As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on a Portfolio. For example, while the potential liability of a shareholder in a US corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of US corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers located in those countries.

Region and Country Investing. The Portfolio may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Portfolio’s investments in a particular region or country will subject the Portfolio (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

For purposes of the Portfolio’s investment objective, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

Currency Management

General. In connection with the Portfolio’s investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.

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Currency Exchange Transactions. Because the Portfolio may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

Currency Hedging. The Portfolio’s currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Cross Hedging. At the discretion of the Advisor, the Portfolio may employ the currency hedging strategy known as “cross-hedging” by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Portfolio seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Portfolio’s total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor’s long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency

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hedging transactions when it determines that the transactions would be in the Portfolio’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Portfolio’s foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into currency forward contracts at attractive prices and this will limit the Portfolio’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio’s assets that are the subject of such cross-hedges are denominated.

The Portfolio will segregate cash or liquid securities in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward currency contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Portfolio’s commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

Options on Foreign Currencies. The Portfolio may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Portfolio may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Portfolio may also write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the

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Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio’s books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio’s ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to the Portfolio’s limitation with respect to illiquid securities.

Additional Limitations and Risk Factors

In addition to the risks discussed above, the Portfolio’s investments may be subject to the following limitations and risk factors:

Additional Risks Related To Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps And Forward Foreign Currency Exchange Contracts. The Portfolio’s active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Portfolio to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that the counter party to the option will not fulfill its obligations.

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Asset Coverage. The Portfolio will comply with the segregation or coverage guidelines established by the Commission and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indices; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio’s obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio’s obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. In compliance with current CFTC regulations, the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio’s net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor’s ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Except as set forth above under “Derivative Securities: Futures Contracts and Options on Futures Contracts,” there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 25% of its total assets in purchased protective put options. The Portfolio’s transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See “Taxes.” There can be no assurance that the use of these portfolio strategies will be successful.

Investment Restrictions on Futures Transactions. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio’s net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

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Non-US Securities. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Portfolio’s investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio’s operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the “NYSE”). Accordingly, the Portfolio’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Emerging Markets. The world’s industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world’s emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-US issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict the Portfolio’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

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In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Portfolio at 1-800-621-1048.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund’s shareholders. Fund shareholders who do not vote will not affect a Trust’s votes at the Portfolio’s meeting. The percentage of a Trust’s votes representing the Fund’s shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objectives, policies or restrictions may require a Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution “in-kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in-kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of a Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund’s assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund’s investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund’s shareholders. If there is a change in a Fund’s investment objective, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 60 days prior written notice with respect to any change in the investment objective of a Fund or the Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Fund’s Prospectuses is set forth in the Appendix to this SAI.

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Other Investments and Investment Practices

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (“NASD”).

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

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TBA Purchase Commitments. The Portfolio may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio’s total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Portfolio’s Board of Trustees. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). At the time the Portfolio enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to

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manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) or fee income and by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolios may enter into both covered and uncovered rolls. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities (taken at market value). The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. Payments received by the Portfolio in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See “Taxes.”

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Borrowing. The Portfolio will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of its total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. Furthermore, additional investments (including roll-overs) will not be made when borrowings (including reverse repurchase agreements) exceed 5% of the Fund’s total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio’s holdings may be disadvantageous from an investment standpoint.

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Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities and the Portfolio’s NAV per Share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds. It is not the intention of the Advisor to use leverage as a normal practice in the investment of the Portfolio’s assets.

Short Sales. The Portfolio may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales “against the box,” allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be segregated in an account with the Portfolio’s custodian or qualified sub-custodian.

The Portfolio does not intend to engage in short sales against the box for investment purposes. The Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Hedging Strategies. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These “hedging” strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio’s investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of fixed income securities.

The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

•	the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

•	the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

•	possible constraints placed on the Portfolio’s ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain “cover” or to segregate securities; and

•	the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

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In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio’s portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Other Investment Companies. The Portfolio may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Portfolio may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company (unless permitted to exceed those limitations by an exemptive order of the SEC). The Portfolio will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor’s or P-1 by Moody’s, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Diversification. The Portfolio is “diversified” under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See “Investment Restrictions” and “Taxes.”

Concentration of Investments. As a matter of fundamental policy, the Portfolio may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US government securities).

Reserve Assets. As a reserve for changes in allocation in the Portfolio’s equity investments and to cover the Portfolio’s open positions resulting from its investments in derivative instruments, the Portfolio also invests its assets in money market instruments or money market funds.

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Indexed Securities. The Portfolio may invest in indexed securities whose value depends on the price of foreign currencies, securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Investment of Uninvested Cash Balances. The Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Portfolio may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund’s investment policies and restrictions.

The Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

INVESTMENT RESTRICTIONS

Fundamental Policies. The following investment restrictions are “fundamental policies” of the Portfolio and may not be changed without the approval of a “majority of the outstanding voting securities” of the Portfolio. “Majority of the outstanding voting securities” under the Investment Company Act of 1940, as amended (the “1940 Act”), and as used in this SAI and the Prospectus, means, with respect to the Portfolio, the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio (or of the total beneficial interests of the Portfolio). Whenever a Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund’s shareholders and will cast its vote as instructed by the Fund’s shareholders. Fund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of a Trust’s votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Portfolio shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(1)	borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio’s (Fund’s) net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete the portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption “Additional Restrictions” below (as an operating policy, the Portfolio may not engage in dollar-roll transactions);

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(2)	underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3)	make loans to other persons except: (a) through the lending of the Portfolio’s (Fund’s) portfolio securities and provided that any such loans not exceed 30% of the Portfolio’s (Fund’s) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4)	purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio’s (Fund’s) portfolio, real estate acquired as a result of the Portfolio’s (Fund’s) ownership of securities);

(5)	concentrate its investments in any particular industry (excluding US government securities), but if it is deemed appropriate for the achievement of the Portfolio’s (Fund’s) investment objective(s), up to 25% of its total assets may be invested in any one industry;

(6)	issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

(7)	with respect to 75% of the Portfolio’s (Fund’s) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash equivalents, US government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.

Additional Restrictions. In order to comply with certain statutes and policies the Portfolio (or a Trust, on behalf of a Fund) will not as a matter of non-fundamental operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(i)	borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio’s (Fund’s) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii)	pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio’s (Fund’s) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii)	purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv)	invest for the purpose of exercising control or management of another company;

(v)	purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio’s (Fund’s) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio’s (Fund’s) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio’s investment Advisor waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

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(vi)	invest more than 15% of the Portfolio’s (Fund’s) net assets (taken at the greater of cost or market value) in securities that are illiquid or are not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);

(vii)	write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment practices of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio’s (Fund’s) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio’s (Fund’s) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written);

(viii)	buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio’s (Fund’s) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio’s (Fund’s) total assets; or

(ix)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Portfolio or any registered investment company investing in the Portfolio is registered.

Portfolio Holdings Information

The Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

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The Fund’s procedures permit nonpublic portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively, “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents and financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This nonpublic information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, to shareholders in connection with in-kind redemptions, or to other entities if the Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund’s Trustees.

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

Portfolio Turnover

Although the Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolio will be sold whenever the Advisor believes it is appropriate to do so in light of the investment objectives of the Portfolio, without regard to the length of time a particular security may have been held. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to the Portfolio, particularly if the Portfolio’s primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

For the fiscal years ended October 31, 2004 and 2005, the Portfolio’s portfolio turnover rates were 63% and 54%, respectively.

Portfolio Transactions and Brokerage Commissions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. References in this section to the “Advisor” should be read to mean the Sub-Advisor.

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The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

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The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolio’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal years ended October 31, 2003, 2004 and 2005, the Portfolio paid brokerage commissions in the amount of $2,471,696, $1,021,149 and $713,175, respectively.

The Portfolio is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Portfolio and Fund have acquired during the most recent year. As of October 31, 2004, the Portfolio and the Fund did not hold any securities of their regular broker dealers.

VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND

Valuation of Securities and Net Asset Value

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “ official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

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Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security’s primary exchange. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Portfolio’s Board and overseen primarily by the Portfolio’s Pricing Committee.

Redemptions and Purchases in Kind

Each Trust, on behalf of its respective Fund, and the Portfolio, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Trust or the Portfolio, as the case may be, and valued as they are for purposes of computing its net asset value as the case may be (a redemption in kind). If payment is made to a Portfolio shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. Each Trust, on behalf of its respective Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or Portfolio, as the case may be, at the beginning of the period.

The Fund has agreed to make a redemption in kind to the Fund whenever the Portfolio wishes to make a redemption in kind and therefore shareholders of the Portfolio that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trusts that the Portfolio will not redeem in kind except in circumstances in which the Portfolio is permitted to redeem in kind or unless requested by the Portfolio.

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Each investor in a Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as the close of business on the following business day.

The Fund may, at its own option, accept securities in payment for shares of a class. The securities delivered in payment for shares are valued by the method described under “Net Asset Value” as of the day the Portfolio receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund’s Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the Portfolio, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. The Portfolio reserves the right to accept or reject at its own option any and all securities offered in payment for its shares. The Fund and the Portfolio reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or the Portfolio.

Trading in Non-US Securities

Trading in foreign cities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Portfolio values non-US securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, non-US securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

PURCHASES AND REDEMPTIONS OF SHARES

Shares of the Fund are distributed by DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”), the Distributor. The Fund offers five classes of shares, Investment Class, Institutional Class, Class A, Class B and Class C Shares. General Information on how to buy shares of the Fund are set forth in the section entitled “Buying and Selling Fund Shares” in the Fund’s prospectuses. The following supplements that information.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

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A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, DWS Scudder Investments Service Company (“DWS-SISC” or the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge an investor a transaction fee.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

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•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Fund’s prospectus.

The Fund may waive the investment minimum, if any, for purchases by a current or former director or trustee of the DWS mutual funds, an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of the funds.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of the Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the Prospectuses, DWS-SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the four compensation schedules up to the following amounts:

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Compensation Schedule #1: Retail Sales and DWS Scudder Flex Plan(1)		Compensation Schedule #2: DWS Scudder Premium Plan(2)		Compensation Schedule #3: DWS Scudder Mid-Market Plan(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $3 million (equity funds)	1.00%	Under $15 million	0.50%	Over $15 million	0.00% - 0.50%
$1 million - $3 million (fixed income funds)	0.85%
$1 million - $3 million (DWS 0.75% Short Term Bond Fund, DWS Short Duration Fund and DWS Short-Term Municipal Bond Fund)
Over $3 million to $50 million	0.50%	—	—	—	—
Over $50 million	0.25%	—	—	—	—

Compensation Schedule #4: DWS Scudder Choice Plan(3)
Amount of Shares Sold	As a Percentage of Net Asset Value
All amounts (equity funds)	1.00%
All amounts (fixed income funds)	0.85%
All amounts (DWS Short Duration	0.75%
Fund and DWS Short Term Bond Fund)

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in the Fund and other funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.
(3)	DWS-SDI compensates UBS Financial in accordance with Premium Plan Compensation Schedule #2.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares.

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Effective January 1, 2006, DWS-SDI will no longer advance the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and it affiliates. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price		As a Percentage of Net Asset Value*		Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	0.00	**	0.00	**	0.00	***

*	Rounded to the nearest one-hundredth percent.
**	Redemption of shares may be subject to a contingent deferred sales charge, as discussed below.
***	Commission is payable by DWS-SDI, as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or DWS family of funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the funds;

(c)	certain professionals who assist in the promotion of DWS family of funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

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(i)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(j)	employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”) made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(k)	investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(l)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(l)	in connection with a direct “roll over” of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

It is our policy to offer purchase privileges to current or former directors or trustees of the DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

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Letter of Intent. The reduced sales charges for Class A shares, as shown in the prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with SDI and its affiliates may include: (a) Money Market Funds as “DWS Funds”, (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Class B Purchases. If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this Fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. You should consult with your financial advisor to determine which class of shares is appropriate for you.

Class C Purchases. Class C shares are offered at net asset value. No initial sales charge is imposed. Class C shares sold without an initial sales charge allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund’s prospectus and Statement of Additional Information

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled “Buying and Selling Shares” in the Fund’s prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management’s discretion.

Purchase of Investment Class Shares. Information on how to buy Investment Class shares is set forth in the section entitled “Buying and Selling Shares” in the Fund’s prospectus. The following supplements that information. The minimum initial investment for Investment Class shares is $1,000 and the minimum subsequent investment is $50. Investment Class shares are subject to an annual shareholder servicing fee of 0.25%.

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In order to make an initial investment in Investment Class shares of the Fund, an investor must establish an account with a service organization. Investors may invest in Institutional Class shares by setting up an account directly with DWS-SISC or through an authorized service agent. Investors who establish shareholder accounts directly with DWS-SISC should submit purchase and redemption orders as described in the prospectus. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class and Investment Class shares for the Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by DWS-SISC.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from firms acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system (“Flex System”) maintained by ADP under an alliance with DWS-SDI and its affiliates (“DWS Scudder Flex Plans”).

The following provisions apply to DWS Scudder Flex Plans.

a.	Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the Flex System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the Flex System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

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To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

The Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund.

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

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A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSCs may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

A non-retirement plan shareholder may establish an automatic withdrawal plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate the day on which they want the automatic withdrawal to be processed. The designated amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the shareholder and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Portfolio’s Transfer Agent ten days prior to the date of the first automatic withdrawal. The Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of the Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

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The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Distribution In-kind. Certain changes in the Portfolio’s investment objectives, policies or restrictions, or a failure by the Fund’s shareholders to approve a change in the Portfolio’s investment objectives or restrictions, may require withdrawal of the Fund’s interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in a Fund having a less diversified portfolio of investments or adversely affect the Fund’s liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year’s charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

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(f)	redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s DWS Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct “roll over” distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds or Deutsche Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money market funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for DWS funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

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Shareholders must obtain prospectuses of the DWS Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and acceptance by the Fund. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

MANAGEMENT OF THE TRUSTS AND PORTFOLIO

Trustees and Officers

The overall business and affairs of each Trust and the Portfolio are managed by the Board of Trustees. The Board approves all significant agreements between the Trusts/Portfolio and persons or companies furnishing services to the Fund/Portfolio, including the Fund’s/Portfolio’s agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund’s/Portfolio’s affairs and for exercising the Fund’s/Portfolio’s powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of each Trust and the Fund’s/Portfolio’s Board as of March 1, 2006. The first section of the table lists information for each Trustee who is not an “interested person” of the Trust and Fund. Information for each Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustee is considered to be an interested person as defined by the 1940 Act because of their employment with the Portfolio’s Advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to Trust’s/Portfolio’s operations is One South Street, Baltimore, Maryland 21202.

The following individuals hold the same position with the Fund, the Trusts and the Portfolio.

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Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Martin J. Gruber 7/15/37 Trustee, DWS Advisor Funds 1986-present. DWS Institutional Funds 1999-present and DWS International Equity Portfolio 1999-present	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985- January 2001)	51

Richard J. Herring 2/18/46 Trustee, Scudder Advisor Funds 1999-present. DWS Institutional Funds 1990-present and DWS International Equity Portfolio 1999-present	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	51

Graham E. Jones 1/31/33 Trustee, 2002-present	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005); Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005)	51

Rebecca W. Rimel 4/10/51 Trustee, 2002-present	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 -2004); Board Member, Investor Education (charitable organization) (2004-2005)	51

Philip Saunders, Jr. 10/11/35 Trustee, DWS Advisor Funds 1986-present. DWS Institutional Funds 1999-present and DWS International Equity Portfolio 1991-present	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	51

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Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
William N. Searcy, Jr. 9/03/46	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Lead Trustee, 2002-present Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (November 1989-September 2003)	51

Interested Trustee

William N. Shiebler(2) 2/06/42 Trustee, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years

Vincent J. Esposito(5) 6/8/56 President, 2005-present	Managing Director(4), Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

Paul H. Schubert(5) 1/11/63 Chief Financial Officer, since 2004 Treasurer, 2005-present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(5) 8/23/62 Secretary, 2003-present	Director(3), Deutsche Asset Management

Patricia DeFilippis(4) 6/21/63 Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger(4) 9/15/62 Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(5) 4/01/62 Assistant Secretary, 2002-present	Managing Director(3), Deutsche Asset Management

Scott M. McHugh(5) 9/13/71 Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management

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Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Kathleen Sullivan D’Eramo(5) 1/25/5 7 Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management

John Robbins(4) 4/8/66 Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo(4) 8/02/62 Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

A. Thomas Smith(4) 12/14/56 Chief Legal Officer, 2005-present	Managing Director(3), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

(1)	Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Advisor Funds and DWS Institutional Funds of which this Fund is a series.
(2)	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Vincent J. Esposito:	Director, Chairman of the Board, CEO and Vice President
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of each Trust met 10 times during the calendar year ended December 31, 2005 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

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Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

Audit Committee. The Audit Committee, formerly known as the Audit and Compliance Committee, selects the independent registered public accounting firm for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit Committee are Messrs. Saunders (Chair), Jones, Herring and Searcy. The Audit Committee met seven times during the calendar year ended December 31, 2005.

Nominating/Corporate Governance Committee. The primary responsibilities of the Nominating/Corporate Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating/Corporate Governance Committee also evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund. The members of the Nominating/Corporate Governance Committee are Mr. Jones and Ms. Rimel. The Nominating/Corporate Governance Committee, which meets as often as deemed appropriate by the Committee, met five times during the calendar year ended December 31, 2005.

Valuation Committee. The Valuation Committee oversees the valuation of the Fund’s securities and other assets in accordance with the Fund’s Valuation Procedures. Messrs. Herring, Gruber and Saunders (Chair) are members of the Committee. All other Trustees serve as alternates (Independent and Interested). Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met six times during the calendar year ended December 31, 2005.

Additional Committees. The Board of Trustees has established a Fixed Income Oversight Committee and an Equity Oversight Committee. The members of the Fixed Income Oversight Committee are Messrs. Jones and Searcy (Chair). The members of the Equity Oversight Committee are Messrs. Gruber (Chair), Herring, Saunders and Rimel. The Fixed Income Oversight and Equity Oversight Committees periodically review the investment performance of the Fund. The Fixed Income Oversight Committee met six times and the Equity Oversight Committee met six times during the calendar year ended December 31, 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Fund and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Gruber, Herring (Chair), Shiebler and Ms. Rimel. The Marketing/Shareholder Service Committee met six times during the calendar year ended December 31, 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Mr. Searcy and Ms. Rimel. The Legal/Regulatory/Compliance Committee met six times during the calendar year ended December 31, 2005.

Expense/Operations Committee: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisors’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Jones (Chair), Saunders and Searcy. The Expense/Operations Committee met six times during the calendar year ended December 31, 2005.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an “interested person” of the Fund receives compensation from the Fund for his or her services, which includes an annual

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retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2005.

Name of Trustee	Compensation from DWS Advisor Funds	Compensation from DWS Institutional Funds	Compensation from DWS International Equity Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund and the Fund Complex(1),(3)
Martin J. Gruber	$567	$567	$1,842	$0	$135,000
Richard J. Herring(2)	$567	$567	$1,851	$0	$136,000
Graham E. Jones	$567	$567	$1,927	$0	$144,000
Rebecca W. Rimel(2)	$567	$567	$1,958	$0	$146,280
Philip Saunders, Jr.	$567	$567	$1,734	$0	$145,000
William N. Searcy, Jr.	$567	$567	$1,998	$0	$150,500

(1)	During calendar year 2005, the total number of funds overseen by each Trustee was 55 funds.
(2)	Of the amounts payable to Ms. Rimel and Mr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(3)	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various DWS Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Gruber, $3,000 for Mr. Herring, $11,000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Mr. Saunders and $17,500 for Mr. Searcy. These meeting fees were borne by the funds.

Certain funds in the Fund Complex, including this Fund, have adopted a Retirement Plan for Trustees who are not employees of a Trust, a Trust’s Administrator or their respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

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Trustee Ownership in the Fund(1)

Trustee	Dollar Range of Beneficial Ownership in DWS International Equity Fund	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Trustee in the Fund Complex(2)
Independent Trustees:
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	None	Over $100,000

Interested Trustee
William N. Shiebler	None	Over $100,000

(1)	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Martin J. Gruber	n/a	None	n/a	n/a	n/a
Richard Herring	n/a	None	n/a	n/a	n/a
Graham E. Jones	n/a	None	n/a	n/a	n/a
Rebecca W. Rimel	n/a	None	n/a	n/a	n/a
Philip Saunders, Jr.	n/a	None	n/a	n/a	n/a
William N. Searcy, Jr.	n/a	None	n/a	n/a	n/a

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above.

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Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chair Audit Committee	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Trustees of each Trust, as well as the Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the DWS Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Securities Beneficially Owned

As of February 20, 2006, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Fund.

To the best of the Fund’s knowledge, as of February 20, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of February 20, 2006, 51,033.07 shares in the aggregate, or 10.82% of the outstanding shares of DWS International Equity Fund, Class A were held in the name of Kenneburt & Company FBO Expediter Omnibus C C, c/o Amsouth Bank, Attn: Mutual Funds Expd., Birmingham, AL 35202-2365, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 41,691.32 shares in the aggregate, or 8.84% of the outstanding shares of DWS International Equity Fund, Class A were held in the name of Pershing LLC, Jersey City, NJ 07303-2052, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 9,632.91 shares in the aggregate, or 10.49% of the outstanding shares of DWS International Equity Fund, Class B were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 14,623.72 shares in the aggregate, or 21.48% of the outstanding shares of DWS International Equity Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm. (97HB0), Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

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As of February 20, 2006, 4,728.53 shares in the aggregate of DWS International Equity Fund, Class C were held in the name of Piper Jaffray & Co., Minneapolis, MN 55402-7000, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 3,976.88 shares in the aggregate, or 5.84% of the outstanding shares of DWS International Equity Fund, Class C were held in the name of First Clearing, LLC, WBNA Collateral Account FBO Eric L.& Mary L. Taylor, Irvine, CA 92604, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 3,841.35 shares in the aggregate, or 5.64% of the outstanding shares of DWS International Equity Fund, Class C were held in the name of Piper Jaffray & Co., Minneapolis, MN 55402-7000, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 185,763.02 shares in the aggregate, or 34.28% of the outstanding shares of DWS International Equity Fund, Institutional Class were held in the name of Charles Schwab & Co., Omnibus Account Reinvest, Attn: Mutual Fund Acct. Mgmt. Team, 101 Montgomery Street 333-8, San Francisco, CA 94104, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 99,844.33 shares in the aggregate, or 18.42% of the outstanding shares of DWS International Equity Fund, Institutional Class were held in the name of The Lucelia Foundation, Inc., Attn: Kathy Roeser, Rochester, NY 14604-1730, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 45,371.61 shares in the aggregate, or 8.37% of the outstanding shares of DWS International Equity Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust FBO Scudder Pathway Series, Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 33,580.76 shares in the aggregate, or 6.20% of the outstanding shares of DWS International Equity Fund, Institutional Class were held in the name of SEI TR Co., c/o CBWM, Attn: Mutual Funds Administrator, One Freedom Valley Drive, Oaks, PA 19456, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 2,934,657.07 shares in the aggregate, or 27.89% of the outstanding shares of DWS International Equity Fund, Investment Class were held in the name of State Street Corp. as Trustee for Washington Savannah River/Bechtel Savannah Riv. Inc. Savings & Invest. Pl., Jersey City, NJ 07302-3885, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 2,748,968.81 shares in the aggregate, or 26.12% of the outstanding shares of DWS International Equity Fund, Investment Class were held in the name of Charles Schwab & Co. Omnibus Account Reinvest, Attn: Mutual Fund Acct. Mgmt. Team, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 533,962.09 shares in the aggregate, or 5.07% of the outstanding shares of DWS International Equity Fund, Investment Class were held in the name of National Financial Services Corp. for Exclusive Benefit Our Customers, Church Street Station, New York, NY 10008-3908, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund/Portfolio, the Portfolio’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund/Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund/Portfolio or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund/Portfolio against the Fund/Portfolio, its directors and officers, the Portfolio’s investment advisor and/or certain other parties (“Private

58

Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund/Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Portfolio’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Portfolio’s/Fund’s Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund’s/Portfolio’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund/Portfolio or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director of the Fund/Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Portfolio’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Portfolio.

Code of Ethics

The Board of Trustees of each of the Trusts has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each Trust’s Code of Ethics permits access persons of the Fund (Board members, officers of the Corporations and employees of the Advisor), to make personal securities transactions for their own accounts. This include transactions in securities that may be purchased or held by the Fund, but requires compliance with the Code’s preclearance requirements, subject to certain exceptions. In addition, each Trust’s Code provides for trading blackout periods that prohibit trading of personnel within periods of trading by the Portfolio in the same security. Each Trust’s Code of Ethics prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Fund’s Advisor and its affiliates (including the Fund’s Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the “Consolidated Code”). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code’s preclearance requirements, that may be purchased or held by the Fund. In addition, the Consolidated Code also provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

INVESTMENT ADVISORY AND OTHER SERVICES

Each Trust has not retained the services of an investment advisor since the Trusts seek to achieve the investment objectives of the Fund by investing all the assets of the Fund in the Portfolio.

DeAM, Inc., 345 Park Avenue, New York, New York 10154, acts as the investment advisor to the Portfolio pursuant to the terms of a management contract (“Investment Advisory Contract”).

Subject to the overall supervision of the Portfolio’s Trustees, the Advisor is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio’s investments and provides certain supervisory services. Under its Investment Advisory Contract, the Advisor is permitted, subject to the approval of the Board of Trustees of the Trusts, to delegate to a third party responsibility for management of the investment operations of the Portfolio. The Advisor conducts the day-to-day investment decisions of the Portfolio, arranges for the execution of portfolio transactions and generally manages the Portfolio’s investments in accordance with its investment objective, policies and restrictions.

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The Portfolio is managed by a team of investment professionals who each play an important role in the Portfolio’s management process. Team members work together to develop investment strategies and select securities for the Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates, believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolio, as well as team members who have other ongoing management responsibilities for the Portfolio, are identified in the Fund’s prospectuses, as of the date of the Fund’s prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Pursuant to its contract with the Portfolio, the Advisor receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Portfolio.

The Advisor and the Administrator, Investment Company Capital Corporation have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund’s Prospectuses including expenses of the Portfolio. These contractual fee waivers may only be changed by the Fund’s Board of Trustees.

Effective November 1, 2004 through September 30, 2006, the Advisor and Administrator have contractually agreed to waive all or a portion of their fees and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the annualized expenses of each class as follows: Class A shares 1.50%, Class B shares 2.25%, Class C shares 2.25% and Investment Class 1.50% including expenses allocated from the Portfolio.

Through September 30, 2006, the Advisor and the Administrator have contractually agreed to waive all or a portion of their fees and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the annualized expenses of Institutional Class shares at 0.950% including expenses allocated from the Portfolio.

For the fiscal years ended October 31, 2005, 2004 and 2003, the Advisor earned $2,068,643, $2,676,490 and $3,547,449, respectively, as compensation for investment advisory services provided to the Portfolio. During the fiscal years ended October 31, 2005, 2004 and 2003, the Advisor reimbursed $470,070, $587,279 and $681,446, respectively to the Portfolio to lower expenses.

The Advisor is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. The Advisor is an indirect, wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

Under its Investment Advisory Contract, the Portfolio (and the Fund) are responsible for all of their other expenses including: organizational costs, fees and expenses, incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses, insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of the issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Investment Advisory Contract provides that the Advisor, r shall not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Advisory relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Advisory Contract.

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The Investment Advisory Contract has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio’s Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the Independent Trustees of the Portfolio’s Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under “Capital Stock”). The Board approved the continuation of the Investment Advisory Contract for the Advisor on September 28, 2005.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Investments’ and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

DWS Investments’ performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor

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through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited fund shareholders over time. Performance information is provided in the relevant fund prospectus.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Matthias Knerr	$0	$100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr	4	$2,817,914,504	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr	2	$38,980,265	0	$0

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Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr	4	$792,487,194	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

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Administrator

Under an Administration Agreement dated July 1, 2001, Investment Company Capital Corporation (“ICCC” or “the Administrator”) calculates the net asset value of the Fund, calculates the value of the assets of the Fund, and generally assists the Board of Trustees of the Trusts in all aspects of the administration and operation of the Trusts. Prior to July 1, 2001, Bankers Trust Company (now Deutsche Bank Trust Company Americas) served as the administrator to each Trust. The Administration Agreement provides for DWS Advisor Funds, on behalf of DWS International Equity Fund - Investment Class, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.85% of the average daily net assets of the Fund. The Administration Agreement provides for DWS Advisor Funds, on behalf of DWS International Equity Fund - Class A, Class B and Class C shares, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.85% of the average daily net assets of the Fund. The Administration Agreement provides for DWS Institutional Funds, on behalf of DWS International Equity Fund - Institutional Class, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.40% of the average daily net assets of the Fund. The Administration Agreement provides for the Portfolio, on behalf of DWS International Equity Fund - Class A, Class B, Class C and Investment Class, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the Portfolio. For the year ended October 31, 2005, the administrator service fee aggregated $477,379.

Pursuant to the Administration Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator’s expense.

Under the Administration Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of each Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. The Administrator will generally assist in all aspects of the Fund’s operations; supply and maintain office facilities (which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the fiscal years ended October 31, 2005, 2004 and 2003, ICCC earned $2,413,084, $2,830,751 and $3,091,213, respectively, as compensation for administrative and other services to the Class A, Class B and Class C and Investment Class shares and reimbursed $324,275, $415,715 and $344,796, respectively, to cover expenses for the Class A, Class B and Class C and Investment Class shares. For the fiscal years ended October 31, 2005, 2004 and 2003, ICCC earned $136,577, $335,318 and $779,797 in compensation for administrative and other services provided to Institutional Class shares, and reimbursed $136,577, $246,049 and $367,916, respectively, to cover expenses.

Distributor

DWS Scudder Distributors, Inc. (“DWS-SDI”) is the principal distributor for shares of the Fund. DWS-SDI is a registered broker-dealer and is affiliated with DeAM, Inc. The principal business address of DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Class A, B and C Shares Only. In addition, with respect to Class A, Class B and Class C shares, these classes may enter into Shareholder Servicing Agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions’ ongoing shareholder services. The Fund may also enter into shareholder servicing agreements pursuant to which the Advisor or its affiliates will provide compensation out of their own resources for ongoing shareholder services. Currently, banking laws and

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regulations do not prohibit a financial holding company affiliate from acting as distributor or shareholder servicing agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the shareholder servicing agents in connection with the shareholder servicing agreements, the Trust may be required to alter materially or discontinue its arrangements with the shareholder servicing agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this SAI in conjunction with any such institution’s fee schedule.

For the Class A shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A shares. With respect to the Class A shares, the Distributor expects to allocate up to all of its fee to participating dealers and shareholder servicing agents. As compensation for providing distribution and shareholder services as described above for the Class B and C shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net. In addition, with respect to the Class B and Class C shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus for the Class A, Class B and Class C shares.)

Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company’s board of directors and approved by their shareholders. The Fund has adopted plans of distribution for its Class A, Class B and Class C shares (the “Plan”). Under the Plan, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to participating dealers and shareholder servicing agents. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.

In approving the Plan, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Trustees make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the Fund’s shareholders. The Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund’s outstanding shares.

During the continuance of the Plan, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to the Distributor pursuant to the Distribution Agreement and to participating dealers pursuant to any sub-distribution agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plan, amounts allocated to participating dealers and shareholder servicing agents may not exceed amounts payable to the Distributor under the Plan. Payments under the Plan are made as described above regardless of the Distributor’s actual cost of providing distribution services and may be used to pay the Distributor’s overhead expenses. If the cost of providing distribution services to the Class A shares is less than 0.25% of the Class A shares’ average daily net assets for any period or if the cost of providing distribution services to the Class B and Class C shares is less than 0.75% of the Classes’ respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that Class. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

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Service Agent

DWS-SISC, as defined below, acts as a Service Agent pursuant to its agreement with the Trusts. DWS-SISC is paid by the Administrator and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by DWS-SISC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Transfer Agent or the Service Agent’s clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the agreement with the DWS-SISC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

The following table shows the aggregate amount of distribution and shareholder servicing fees paid:

Distribution Fee	Total Aggregated
Class A	$15,847
Class B	$7,038
Class C	$5,039

Shareholder Servicing Fee	Total Aggregated	Effective Rate
Class B	$2,336	0.25%
Class C	$1,674	0.25%

Custodian

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the Trusts and the Fund pursuant to a Custodian Agreement. As custodian, it holds the Portfolio’s assets. Prior to July 18, 2003, Deutsche Bank Trust Company Americas (“DBT Co.”) was the Trusts’ and the Fund’s custodian.

SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian (“DB Subcustodian”) in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the “Omnibus Account”). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Transfer Agent

DWS Scudder Investments Service Company (“DWS-SISC”) serves as transfer agent of the Trusts on behalf of the Fund and the Portfolio pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trusts, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund. The Transfer Agent may be reimbursed by the fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp. (“ICCC”) acted as the Fund’s transfer and dividend disbursing agent.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

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Expenses

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by the Advisor, Administrator or the Distributor, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by the Advisor, Administrator or the Distributor, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal Counsel to the Trusts and the Portfolio and from time to time provides certain legal services to Deutsche Bank AG and its affiliates. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, has been selected as independent registered public accounting firm for the Fund and the Portfolio.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

(b)	The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies (such as the Portfolio), and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

(c)	The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

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Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of The Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with a lower rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Portfolio, the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute “qualified dividend income,” the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss) then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

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Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund’s annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends received deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the Portfolio’s gross income. If any such dividends constitute a portion of the Portfolio’s gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Portfolio or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. The Fund may elect for US income tax purposes to treat foreign taxes paid by it as paid by its shareholders if more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a US federal income tax deduction or as a foreign tax credit against their US federal income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Passive Foreign Investment Companies. Equity investments by the Portfolio in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Portfolio to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Portfolio may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a

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limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable year. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require the Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Tax effects of certain transactions. The Portfolio’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Portfolio’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Portfolio invests in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Portfolio may invest in REITs that hold residual interests in REMICs.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund’s shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Taxation of non-US shareholders. Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Special rules apply to foreign persons who receive distributions form the Fund that are attributable to gain from “US real property interests” (USRPIs”). The Code defines USRPIs to include direct holdings of US real property and any interest (other than an interest solely as a credit) in “US real property holding corporations.” The Code defines a US real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to US federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to US withholding tax of 35% and would result in US tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or regulated investment company is less than 50% owned any foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-US shareholder.

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ORGANIZATION OF THE TRUSTS

DWS Advisor Funds, formerly Scudder Advisor Funds, BT Investment Funds and BT Tax-Free Investment Trust, is an open-end management company. Prior to February 6, 2006, DWS Advisor Funds was known as Scudder Advisor Funds. Prior to May 16, 2003, DWS Advisor Funds was known as BT Investment Funds. Prior to May 16, 1988, DWS Advisor Funds was known as BT Tax-Free Investment Trust. DWS Advisor Funds was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. DWS Institutional Funds, formerly BT Institutional Funds, is an open-end management company. Prior to February 6, 2006, DWS Institutional Funds was known as Scudder Institutional Funds. Prior to May 16, 2003, DWS Institutional Funds was known as BT Institutional Funds. DWS Institutional Funds was organized on March 15, 1990 under the laws of the Commonwealth of Massachusetts.

The Fund is a mutual fund: an investment that pools shareholders’ money and invests it toward a specified goal. The Fund is a separate series of its respective Trust. Each Trust offers shares of beneficial interest of separate series, par value $0.001 per share. DWS Advisor Funds consists of eight separate series, including DWS International Equity Fund, which offers Class A, Class B and Class C shares and Investment Class. DWS Institutional Funds consists of eight separate series, including DWS International Equity Fund, which offers Institutional Class. The shares of the other series of a Trust are offered through separate prospectuses and statements of additional information. The shares of each series participate equally in the earnings, dividends and assets of the particular series - no series of shares has any preference over any other series. A Trust may create and reserves the right to issue additional series of shares, and more than one class of shares of a Fund. Each Trust’s Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below.

Shareholders are entitled to one vote for each share held.

Each Trust is an entity commonly known as a “Massachusetts business trust.” Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of a Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of a Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or a Trustee. The Declaration of Trust provides for indemnification from a Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of a Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Trust itself was unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of a Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Portfolio is a New York trust. The Portfolio, in which all the assets of the Fund will be invested, was organized as a master trust fund under the laws of the State of New York. The Declaration of Trust of the Portfolio provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trusts believe that neither a Fund nor its shareholders will be adversely affected by reason of the Fund’s investing in the Portfolio. In addition, whenever a Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund’s shareholders and will cast its vote as instructed by the Fund’s shareholders. The percentage of a Trust’s votes representing Fund shareholders not voting will be voted by the Trustee of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Shares of each Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

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Each Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders and mail proxy materials when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. These meetings may be called to elect or remove trustees, ratify the selection of independent accountants, change fundamental policies, approve a Portfolio’s investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust’s Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. Upon liquidation of the Portfolio, shareholders of that Fund would be entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders.

Whenever a Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the Portfolio if the proposal is one, if which made with respect to the Portfolio, would not require the vote of shareholders of the Portfolio as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Portfolio and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of all its shares at the Portfolio meeting. Other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on trust matters that do not affect the Fund. All series of a Trust will vote together on certain matters, such as electing trustees. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office, will call a shareholders’ meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust’s outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust’s outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Each series in a Trust will not be involved in any vote involving the Portfolio in which it does not invest its assets. Shareholders of all of the series of a Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

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•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com for all classes.

FINANCIAL STATEMENTS

The financial statements for the Fund and the Portfolio for the period ended October 31, 2005, are incorporated herein by reference to the Annual Reports to shareholders for the Fund dated October 31, 2005. A copy of the Fund’s Annual Reports may be obtained without charge by contacting the Service Center at 1-800-621-1048.

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ADDITIONAL INFORMATION

Internet Access

World Wide Web Site — The address of the DWS Funds site is www.dws-scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Fund.

Account Access — DWS Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. DWS Fund shareholders can view a snapshot of current holdings, review account activity and move assets between DWS Fund accounts.

DWS Funds’ personal portfolio capabilities — known as SEAS (Scudder Electronic Account Services) — are accessible only by current DWS Fund shareholders who have set up a Personal Page on Scudder’s Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between DWS Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new DWS Fund accounts.

Other Information

The CUSIP numbers for each class of the Fund are:

DWS International Equity Fund	Class A shares: 23336Y102
Class B shares: 23336Y201
Class C shares: 23336Y300
Investment Class: 23336Y409

DWS International Equity Fund	Institutional Class: 23336C107

DWS International Equity Fund has a fiscal year ending October 31st.

The Fund’s prospectuses and this SAI omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

Each Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Trust. If further information is desired with respect to a Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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APPENDIX

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody’s Investors Service, Inc.’s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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Moody’s Investors Service, Inc.’s Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Division of The McGraw-Hill Companies’ (“Standard & Poor’s”) Corporate Bond Ratings

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

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B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack an S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s Commercial Paper Ratings

A: S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1 “.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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Fitch Investors Service, Inc. Bond Ratings

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

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SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1 “ categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Note:

(1)	The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio’s fiscal year end.

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STATEMENT OF ADDITIONAL INFORMATION

March 1, 2006

Investment Advisor of the Portfolio

DEUTSCHE ASSET MANAGEMENT, INC.

345 Park Avenue

New York, NY 10017

Administrator of the Portfolio

INVESTMENT COMPANY CAPITAL CORP.

One South Street

(Alex. Brown Building)

Baltimore, Maryland 21202

Distributor

DWS SCUDDER DISTRIBUTORS, INC.

222 South Riverside Plaza

Chicago, IL 60606

Custodian

STATE STREET BANK AND TRUST COMPANY

225 Franklin Street

Boston, MA 02110

Transfer Agent

DWS SCUDDER INVESTMENTS SERVICE COMPANY

222 South Riverside Plaza

Chicago, IL 60606

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

125 High Street

Boston, MA 02110

Counsel

WILLKIE FARR & GALLAGHER LLP

787 Seventh Avenue

New York, NY 10019

No person has been authorized to give any information or to make any representations other than those contained in the Fund’s Prospectuses, its Statement of Additional Information or the Fund’s official sales literature in connection with the offering of the Fund’s shares and, if given or made, such other information or representations must not be relied on as having been authorized by a Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

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DWS International Equity Fund, a series of DWS Advisor Funds, Statement of Additional Information for Class S dated March 1, 2006

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2006, as Revised October 23, 2006

DWS Advisor Funds

DWS International Equity Fund — Class S

(formerly Scudder International Equity Fund — Investment Class)

DWS Advisor Funds (the “Trust”) is an open-end management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information (“SAI”) provides supplementary information pertaining to DWS International Equity Fund (the “Fund”) and its Class S shares.

Unlike other mutual funds, and as described in the Prospectus, the Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in a diversified open-end management investment company (or a series thereof) having the same investment objective as such Fund. This investment company is DWS International Equity Portfolio (the “Portfolio”).

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) serves as the investment advisor to the Fund and the Portfolio. DWS Scudder Distributors, Inc. (the “Distributor” or “DWS-SDI”) serves as the principal underwriter and distributor to the Fund and the Portfolio.

The Fund’s Prospectus (the “Prospectus”) dated March 1, 2006, as revised October 23, 2006, as it may be amended, reversed or supplemented from time to time provides the basic information investors should know before investing, and may be obtained without charge by calling the Trust at 1-800-728-3337. This Statement of Additional Information (“SAI”), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read only in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at 1-800-728-3337 or by contacting any service agent (“Service Agent”) (which is any broker, financial advisor, bank, dealer or other institution or financial intermediary that has a sub-shareholder servicing agreement with the Fund). This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund’s Prospectus. The audited financial statements for the Portfolio and the Fund are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated October 31, 2005. A copy of the Portfolio and the Fund’s Annual Report may be obtained without charge by calling the Fund at 1-800-728-3337.

No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made. Shares of the Fund may not be available in certain states. Please call 1-800-728-3337 to determine availability in your state.

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INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The following is a description of the Fund’s investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective(s).

The Fund’s investment objective is long-term capital appreciation. Under normal circumstances, the Fund, through the Portfolio, invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Fund will notify its shareholders 60 days prior to a change in its investment policy.

Investment Policies

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. The Trust may withdraw the Fund’s investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Under normal circumstances, the Portfolio invests at least 80% of its assets, at the time the Portfolio purchases the securities, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. However, the Portfolio may also invest in emerging market securities and securities of issuers in underdeveloped countries. Investments in these countries will be based on what the Advisor believes to be an acceptable degree of risk in anticipation of superior returns.

The Advisor is a research-based firm, and it’s Europe, Australasia, and the Far East (EAFE) investment philosophy is based on the belief that investment opportunities exist all over the world. The Portfolio invests in companies, not countries or sectors. The Portfolio’s locally based analysts offer the Portfolio the unique opportunity to identify these companies.

Criteria for determining the appropriate distribution of investments among various companies is based on a globally consistent valuation methodology. To this end, the Advisor will analyze the cash-flow return on investment (CFROI) of a company. The CFROI method of evaluating companies focuses on the economic value which arises when companies generate a cash-flow return on capital that is higher than the cost of capital over sustained periods of growth. The Advisor uses the CFROI method of evaluation to reconcile a number of variables for all companies, regardless of domicile, including accounting inconsistencies and the differing amounts of capital used by companies in different industries in different countries. Focusing on the long-term, the Advisor analyzes CFROI to link corporate performance to shareholder value and determine whether it believes the prevailing market price is justified. At the forefront of the Advisor’s approach is the belief that comprehensive and fundamental research can identify the factors that establish the long-term cash flow of a company.

The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

The remainder of the Portfolio’s assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions described in “Short-Term Instruments.”

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

Unless otherwise indicated, the Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. As a matter of non-fundamental operating policy, the Portfolio may also be subject to additional restrictions. See the section entitled “Investment Restrictions — Additional Restrictions.”

Summary of Investment Practices

INVESTMENT PRACTICE	DWS International Equity Portfolio
KEY TO TABLE:
* Permitted without stated limit
X Permitted without stated limited, but not expected to be used to a significant extent
Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
EQUITY SECURITIES
Common Stock	*
Warrants	*
Preferred Stock	*
Convertible Securities	*
FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS
Short-Term Instruments	20%
Obligations of Banks and Other Financial Institutions	X
Certificates of Deposit and Banker’s Acceptances	X
Commercial Paper	X
Variable Rate Master Demand Notes	X
US Government Securities	X
DERIVATIVE SECURITIES (OPTIONS)
Options on Securities	*
Options on Securities Indices	*
Options on Non-US Securities Indices	*
DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)
Futures Contracts	*
Futures Contracts on Securities Indices	*
Options on Futures Contracts (including Contracts on Securities Indices)	*
DERIVATIVE SECURITIES (SWAPS)
Swaps Agreements	*
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES	X
SECURITIES OF NON-US ISSUERS
Foreign Securities & Depository Receipts (ADRs, EDRs, GDRs and IDRs)	X
Foreign Corporate Debt Securities	X
Foreign Government Debt Securities	X
Investments in Emerging Markets	15%
Region and Country Investing	*

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INVESTMENT PRACTICE	DWS International Equity Portfolio
KEY TO TABLE:
* Permitted without stated limit
X Permitted without stated limited, but not expected to be used to a significant extent
Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use
Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use
CURRENCY MANAGEMENT
Currency Exchange Transactions	*
Currency Hedging Transactions	*
Cross Hedging	*
Forward Currency Exchange Contracts	*
Options on Foreign Currencies	*
ADDITIONAL LIMITATIONS AND RISK FACTORS
Asset Coverage	*
Investment Restrictions on Futures Transactions	X
Non-US Securities	*
Emerging Markets	15%
Special Information Concerning Master-Feeder Fund Structure	*
Rating Services	*
OTHER INVESTMENTS AND INVESTMENT PRACTICES
Illiquid Securities	15%
TBA Commitments	X
When-Issued and Delayed Delivery Securities	15%
Repurchase Agreements	X
Reverse Repurchase Agreements	X
Mortgage Dollar Rolls	X
Lending of Portfolio Securities	30%
Borrowing	a) fundamental policy — 33%
b) operating policy — 5%
Short Sales	X
Hedging Strategies	X
Other Investment Companies	10%
Temporary Defensive Investments	100%
Diversification	*
Concentration of Investments In Any One Industry	25%
Reserve Assets	X
Indexed Securities	X

The Portfolio is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

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Equity Securities

General. The Portfolio may invest in equity securities listed on any domestic or non-US securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. The Portfolio may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Preferred Stock. The Portfolio may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of

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the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor’s Division of the McGraw-Hill Companies (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have to be an eligible investment for the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, generally higher in yield than the income derived from a common stock but lower in yield than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Fixed Income Securities and Money Market Instruments

General. The Portfolio may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Portfolio’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the Portfolio that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio’s portfolio, thereby reducing the yield of the Portfolio. In periods of rising interest rates, the opposite can be true. The net asset value of a Portfolio investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Fixed Income Security Risk. Fixed income securities generally expose the Portfolio to five types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio’s income due to falling market interest rates); (3) credit risk (the possibility

5

that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security duration and reducing the value of the security).

Short-Term Instruments. The Portfolio intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. However, up to 20% of the Portfolio’s assets may be invested in short-term instruments with remaining maturities of 397 days or less or in money market mutual funds: to meet anticipated redemptions and expenses; for day-to-day operating purposes; and when the Portfolio experiences large cash inflows through the sale of securities. When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio’s assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker’s acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities the Portfolio may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

Obligations of Banks and Other Financial Institutions. The Portfolio may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks, which are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Portfolio’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of US banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign

6

deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers’ Acceptances. The Portfolio may invest in certificates of deposit and bankers’ acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Portfolio may invest in commercial paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Portfolio may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Government Securities. The Portfolio may invest in obligations issued or guaranteed by the US government which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US government are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US government are: instruments that are supported by the full faith and credit of the US government (such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”)); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”)).

Derivative Securities

General. The Portfolio may invest in various instruments that are commonly known as “derivatives.” Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset

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or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivative for investment purposes by “covering” such positions as required by the Securities and Exchange Commission (the “Commission”). The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio’s investment in options, futures or forward contracts, and similar strategies depend on the Advisor’s judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio’s return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Derivatives Securities: Options

Options on Securities. The Portfolio may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (“covered options”) in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

A call option written by the Portfolio is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

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A put option written by the Portfolio is “covered” when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a “closing sale transaction” which involves liquidating the Portfolio’s position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio’s books.

The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

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The Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Portfolio cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Fund may purchase and sell options traded on recognized foreign exchanges. The Portfolio may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Portfolio may also engage in options transactions in the over-the-counter (“OTC”) market with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in US government securities, make these markets. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio’s Board of Trustees. Unless the Trustees conclude otherwise, the Portfolio intends to treat OTC options purchased and the assets used to “cover” OTC options written as not readily marketable and therefore subject to the Portfolio’s limit on investments in illiquid securities.

Options on Securities Indices. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in “Options on Securities,” the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in “Options on Securities,” the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index (“protective puts”). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

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Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisor’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio’s activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Non-US Securities Indices. The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices.

The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. The Portfolio may also use foreign stock index options for hedging purposes.

Derivative Securities: Futures Contracts and Options on Futures Contracts

General. The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. The Portfolio has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolio is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act (“CEA”).

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The successful use of futures contracts and options thereon draws upon the Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisor’s ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of US government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a deposit payment (“initial margin”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices.

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Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio’s obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Portfolio, if the Advisor’s investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio’s overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices). The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

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The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option (“exercise price”), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Derivative Securities: Swap Agreements

General. The Portfolio may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the Portfolio and a counterpart to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have special risks associated including possible default by the counterpart to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

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The Portfolio will usually enter into swaps on a net basis (i.e. the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counter party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the Investment Company Act of 1940 (“1940 Act”) and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Portfolio’s repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Portfolio’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counter party. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant’s total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a “safe harbor” for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

The Portfolio will not enter into any swap, cap or floor transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Advisor. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other

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similar instruments which are traded in the interbank market. See “Illiquid Securities.” Restrictions adopted by the CFTC may in the future restrict the Portfolio’s ability to enter into swap transactions.

Mortgage-Backed and Asset-Backed Securities

General Characteristics. The Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that a Portfolio invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Asset-Backed Securities. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans) held in the trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and

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technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody’s.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities — Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Securities of Non-US Issuers

General. The Portfolio will, under normal market conditions, invest a significant portion of its assets in non-US securities.

The Portfolio may invest in securities of non-US issuers directly or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International

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Depository Receipts (“IDRs”) or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in US, European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses involved (including the advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

Investments in American, European, Global and International Depository Receipts. The Portfolio may invest in non-US securities in the form of ADRs, EDRs, GDRs, or IDRs. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

US Dollar-Denominated Foreign Debt Securities. The Portfolio may invest in the US dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of each country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Foreign Government Debt Securities. The Portfolio may invest in US dollar-denominated foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, “sovereign debt obligations”). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the “World Bank”), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Investments in Emerging Markets. The Portfolio may invest in one or more countries with emerging securities markets. These countries are generally located in Latin America, Eastern Europe, the Middle East, Africa and Asia.

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Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Portfolio’s investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Portfolio’s investments in these countries illiquid and more volatile than investments in most Western European countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in some of these countries.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than US markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Portfolio’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability of the Portfolio to the purchaser. In addition, transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the US and other developed securities markets.

As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Furthermore, with respect to investments in certain emerging countries, archaic legal systems may have an adverse impact on a Portfolio. For example, while the potential liability of a shareholder in a US corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging countries. Similarly, the rights of investors in emerging country companies may be more limited than those of shareholders of US corporations.

In addition, there may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers located in those countries.

Region and Country Investing. The Portfolio may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Portfolio’s investments in a particular region or country will subject the Portfolio (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

For purposes of the Portfolio’s investment objective, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

Currency Management

General. In connection with the Portfolio’s investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an appropriate time or that the Advisor will be able to predict exchange rates accurately.

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Currency Exchange Transactions. Because the Portfolio may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

Currency Hedging. The Portfolio’s currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Cross Hedging. At the discretion of the Advisor, the Portfolio may employ the currency hedging strategy known as “cross-hedging” by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Portfolio seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Portfolio’s total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor’s long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security

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transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Portfolio’s foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Portfolio may not always be able to enter into currency forward contracts at attractive prices and this will limit the Portfolio’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio’s assets that are the subject of such cross-hedges are denominated.

The Portfolio will segregate cash or liquid securities in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward currency contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the segregated securities declines, additional cash or liquid securities will be segregated on a daily basis so that the value of the assets will equal the amount of the Portfolio’s commitments with respect to such contracts. The segregated assets will be marked-to-market on a daily basis.

Options on Foreign Currencies. The Portfolio may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Portfolio may use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Portfolio may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Portfolio may also write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the

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premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio’s books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

The Portfolio also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio’s ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to the Portfolio’s limitation with respect to illiquid securities.

Additional Limitations and Risk Factors

In addition to the risks discussed above, the Portfolio’s investments may be subject to the following limitations and risk factors:

Additional Risks Related To Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps And Forward Foreign Currency Exchange Contracts. The Portfolio’s active management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Portfolio to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that the counter party to the option will not fulfill its obligations.

Asset Coverage. The Portfolio will comply with the segregation or coverage guidelines established by the Commission and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indices; currency, interest rate and security index futures contracts and options

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on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio’s obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio’s obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. In compliance with current CFTC regulations, the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio’s net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor’s ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Except as set forth above under “Derivative Securities: Futures Contracts and Options on Futures Contracts,” there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 25% of its total assets in purchased protective put options. The Portfolio’s transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See “Taxes.” There can be no assurance that the use of these portfolio strategies will be successful.

Investment Restrictions on Futures Transactions. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of

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the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio’s net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

Non-US Securities. Although the Portfolio intends to invest primarily in securities of established companies based in developed countries, investors should realize that the value of the Portfolio’s investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio’s operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Portfolio’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Portfolio’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Portfolio is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the “NYSE”). Accordingly, the Portfolio’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Emerging Markets. The world’s industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world’s emerging markets generally include but are not limited to the following: Argentina, Botswana, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Korea, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, Philippines, Poland, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-US issuers outlined above but to a heightened degree. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (2) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; and (3) certain national policies which may restrict the Portfolio’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to

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make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Portfolio at 1-800-621-1048.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund’s shareholders. Fund shareholders who do not vote will not affect the Trust’s votes at the Portfolio’s meeting. The percentage of the Trust’s votes representing the Fund’s shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objectives, policies or restrictions may require a Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution “in-kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in-kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund’s assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund’s investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund’s shareholders. If there is a change in a Fund’s investment objective, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 60 days prior written notice with respect to any change in the investment objective of a Fund or the Portfolio.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor

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will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Fund’s Prospectuses is set forth in the Appendix to this SAI.

Other Investments and Investment Practices

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (“NASD”).

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

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TBA Purchase Commitments. The Portfolio may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio’s total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Portfolio’s Board of Trustees. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). At the time the Portfolio enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and

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additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) or fee income and by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolios may enter into both covered and uncovered rolls. At the time the Portfolio enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities (taken at market value). The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower. Payments received by the Portfolio in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See “Taxes.”

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Borrowing. The Portfolio will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of its total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its total assets. Furthermore, additional investments (including roll-overs) will not be made when borrowings (including reverse repurchase agreements) exceed 5% of the Fund’s total assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such

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borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities and the Portfolio’s NAV per Share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds. It is not the intention of the Advisor to use leverage as a normal practice in the investment of the Portfolio’s assets.

Short Sales. The Portfolio may engage in short sales with respect to securities that it owns or has the right to obtain (for example, through conversion of a convertible bond). These transactions, known as short sales “against the box,” allow the Portfolio to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately. In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be segregated in an account with the Portfolio’s custodian or qualified sub-custodian.

The Portfolio does not intend to engage in short sales against the box for investment purposes. The Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Hedging Strategies. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These “hedging” strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio’s investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of fixed income securities.

The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

•	the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

•	the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

•	possible constraints placed on the Portfolio’s ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain “cover” or to segregate securities; and

•	the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts,

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since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio’s portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Other Investment Companies. The Portfolio may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other US-registered investment companies. In addition, the Portfolio may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company (unless permitted to exceed those limitations by an exemptive order of the SEC). The Portfolio will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Advisor determines that conditions warrant, the Portfolio may invest up to 100% of its assets in cash and money market instruments, including (but not limited to) securities issued or guaranteed by the US Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor’s or P-1 by Moody’s, or unrated commercial paper determined by the Advisor to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments.

Diversification. The Portfolio is “diversified” under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See “Investment Restrictions” and “Taxes.”

Concentration of Investments. As a matter of fundamental policy, the Portfolio may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except US government securities).

Reserve Assets. As a reserve for changes in allocation in the Portfolio’s equity investments and to cover the Portfolio’s open positions resulting from its investments in derivative instruments, the Portfolio also invests its assets in money market instruments or money market funds.

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Indexed Securities. The Portfolio may invest in indexed securities whose value depends on the price of foreign currencies, securities indices or other financial values or statistics. Examples include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Investment of Uninvested Cash Balances. The Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Portfolio may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust, or entities for the which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3©(1) or 3©(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a fund’s investment policies and restrictions.

The Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Fund’s prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Portfolio’s and the Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of the Portfolio’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund’s and the Portfolio’s Trustees must make a good faith determination in light of the facts then known that the Fund/Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund/Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains nonpublic. No compensation is received by the Fund/Portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund’s/Portfolio’s Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Portfolio and information derived therefrom, including, but not limited to, how the Portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund’s holdings could not be derived from such information.

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Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund’s/Portfolio’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund’s/Porfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

INVESTMENT RESTRICTIONS

Fundamental Policies. The following investment restrictions are “fundamental policies” of the Portfolio and may not be changed without the approval of a “majority of the outstanding voting securities” of the Portfolio. “Majority of the outstanding voting securities” under the Investment Company Act of 1940, as amended (the “1940 Act”), and as used in this SAI and the Prospectus, means, with respect to the Portfolio, the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund’s shareholders and will cast its vote as instructed by the Fund’s shareholders. Fund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Portfolio shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time;

(2)	issue senior securities, except as permitted by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio (Fund) may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which terms does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Portfolio (Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio (“Fund’s”) ownership of securities;

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(6)	purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time;

(7)	make loans except as permitted under the 1940 Act, and as interpreted’ or modified by regulatory authority having jurisdiction, from time to time;

(8)	The Portfolio (Fund) has elected to be treated as a diversified investment company, at that term is in the 1940 Act.

Additional Restrictions. In order to comply with certain statutes and policies the Portfolio (or the Fund) will not as a matter of non-fundamental operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(i)	borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio’s (Fund’s) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii)	pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio’s (Fund’s) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii)	purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv)	invest for the purpose of exercising control or management of another company;

(v)	purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio’s (Fund’s) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio’s (Fund’s) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless (1) the Portfolio’s investment Advisor waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Portfolio incurs no sales charge in connection with the investment;

(vi)	invest more than 15% of the Portfolio’s (Fund’s) net assets (taken at the greater of cost or market value) in securities that are illiquid or are not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Portfolio (Trust) to be liquid);

(vii)

write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment practices of the Portfolio (Fund) and the option is issued by the OCC, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio’s (Fund’s) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has

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lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio’s (Fund’s) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written);

(viii)	buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-US entities or listed on non-US securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio’s (Fund’s) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio’s (Fund’s) total assets; or

(ix)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Portfolio or any registered investment company investing in the Portfolio is registered.

Portfolio Turnover

Although the Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolio will be sold whenever the Advisor believes it is appropriate to do so in light of the investment objectives of the Portfolio, without regard to the length of time a particular security may have been held. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to the Portfolio, particularly if the Portfolio’s primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income).

For the fiscal years ended October 31, 2004 and 2005, the Portfolio’s portfolio turnover rates were 63% and 54%, respectively.

Portfolio Transactions and Brokerage Commissions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable

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transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted

35

by law, the Advisor may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Portfolio’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal years ended October 31, 2003, 2004 and 2005, the Portfolio paid brokerage commissions in the amount of $2,471,696, $1,021,149 and $713,175, respectively.

The Portfolio is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Portfolio and Fund have acquired during the most recent year. As of October 31, 2004, the Portfolio and the Fund did not hold any securities of their regular broker dealers.

VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND

Valuation of Securities and Net Asset Value

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “ official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the mean of the most recent bid and asked

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quotations or evaluated price as obtained from a broker-dealer. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security’s primary exchange. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Portfolio’s Board and overseen primarily by the Portfolio’s Pricing Committee.

Redemptions and Purchases in Kind

The Trust, on behalf of the Fund, and the Portfolio, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Trust or the Portfolio, as the case may be, and valued as they are for purposes of computing its net asset value as the case may be (a redemption in kind). If payment is made to a Portfolio shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or Portfolio, as the case may be, at the beginning of the period.

The Fund has agreed to make a redemption in kind to the Fund whenever the Portfolio wishes to make a redemption in kind and therefore shareholders of the Portfolio that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trusts that the Portfolio will not redeem in kind except in circumstances in which the Portfolio is permitted to redeem in kind or unless requested by the Portfolio.

Each investor in a Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in

37

the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as the close of business on the following business day.

The Fund may, at its own option, accept securities in payment for shares of a class. The securities delivered in payment for shares are valued by the method described under “Net Asset Value” as of the day the Portfolio receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax advisor for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund’s Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the Portfolio, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. The Portfolio reserves the right to accept or reject at its own option any and all securities offered in payment for its shares. The Fund and the Portfolio reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or the Portfolio.

Trading in Non-US Securities

Trading in foreign cities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Portfolio values non-US securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, non-US securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS Scudder Investments Service Company of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS Scudder Distributors, Inc. (“DWS-SDI”) prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an

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automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, DWS Scudder Investments Service Company (the “Transfer Agent” or “DWS-SISC”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been

39

owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day’s net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to DWS-SISC in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder’s Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the fund prospectus.

Eligible Class S Investors.

A.	The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

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2.	Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3.	Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.	Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

5.	Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

9.	Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

10.	Shareholders of Investment Class of any DWS Fund who became shareholders of Class S shares of the fund with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B.	The following additional investors may purchase Class S shares of DWS Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through DWS Scudder Distributors, Inc. by letter, fax, or telephone.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any Fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive

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the minimum account balance requirement for employees and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

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Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

The Fund may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closing; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities own by the Portfolio or the fail determination of the value of the Fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund’s shares at the offering price may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial

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investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The Trust, on behalf of the Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, at the beginning of the period.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax-Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. - Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California; and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectus(es) of the fund they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

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MANAGEMENT OF THE TRUSTS AND PORTFOLIO

Trustees and Officers

The overall business and affairs of the Trust and the Portfolio are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Portfolio and persons or companies furnishing services to the Fund/Portfolio, including the Fund’s/Portfolio’s agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Fund’s/Portfolio’s affairs and for exercising the Fund’s/Portfolio’s powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member, that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor, is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88

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Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

Martin J. Gruber (1937) Board Member since 1986 for DWS Advisor Funds and 1999 for DWS International Equity Portfolio

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965);

Director, Japan Equity Fund, Inc. (since January 1992),

Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc.

(since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc.

(since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds)

(January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88

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Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Richard J. Herring (1946) Board Member since 1999 for DWS Advisor Funds and DWS International Equity Portfolio	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

Philip Saunders, Jr. (1935) Board Member since 1986 for DWS Advisor Funds and 1991 for DWS International Equity Portfolio	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

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Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation((1)) (telecommunications) (November 1989-October 2003)	88

Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2006	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	86

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Interested Board Member

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; Director of DWS Global High Income Fund, Inc. (since August 2006), DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

Officers(3)

Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Michael G. Clark(5) (1965) President, 2006-present	Managing Director(4), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

John Millette(6) (1962) Vice President and Secretary, 2003-present	Director(4), Deutsche Asset Management	n/a

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

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Name, Year of Birth, Position with the Trust and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(6) (1962) Assistant Secretary, 2002-present	Managing Director(4), Deutsche Asset Management	n/a

Scott M. McHugh(6) (1971) Assistant Treasurer, 2005-present	Director(4), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(6) (1957) Assistant Treasurer, 2003-present	Director(4), Deutsche Asset Management	n/a

John Robbins(5) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(4), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)	n/a

A. Thomas Smith(5) (1956) Chief Legal Officer, 2005-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)	Executive title, not a board directorship.

(5)	Address: 345 Park Avenue, New York, New York 10154.

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(6)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Trustees

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

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The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2005. Ms. Driscoll, Ms. Stromberg, Messrs. Becton, Froewiss, Fox, and Vogt became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Name of Board Member	Aggregate Compensation from Fund	Aggregate Compensation from DWS International Equity Portfolio	Total Compensation from Fund and DWS Fund Complex(1)
Henry P. Becton, Jr.(3)(4)	$0	$0	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$0	$0	$203,829
Keith R. Fox(3)(4)(5)	$0	$0	$184,829
Kenneth C. Froewiss(3)(5)(6)	$0	$0	$129,687
Martin J. Gruber(7)(9)	$567	$1,842	$135,000
Richard J. Herring(7)(8)(9)	$567	$1,851	$136,000
Graham E. Jones(7)(9)	$567	$1,927	$144,000
Rebecca W. Rimel(7)(8)(9)	$567	$1,958	$146,280
Philip Saunders, Jr.(7)(9)	$567	$1,734	$145,000
William N. Searcy, Jr.(7)(9)	$567	$1,998	$150,500
Jean Gleason Stromberg(3)(4)(5)	$0	$0	$178,549
Carl W. Vogt(3)(4)(5)	$0	$0	$162,049

(1)	The DWS Fund Complex is composed of 167 funds.

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(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.

(3)	For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios.

(4)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

(5)	Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the Board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.

(6)	Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.

(7)	During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.

(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(9)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

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Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2005.

Board Member	Dollar Range of Beneficial Ownership in the Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Board Member in the DWS Fund Complex(2)
Independent Board Member:
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Interested Board Member:
Axel Schwarzer	None	None(3)

(1)	The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

(3)	Mr. Schwarzer joined the US Mutual Funds business of Deutsche Asset Management in 2005.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Kenneth C. Froewiss

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Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Martin J. Gruber
Richard J. Herring
Graham E. Jones
Rebecca W. Rimel
Philip Saunders, Jr.
William N. Searcy, Jr.
Jean Gleason Stromberg
Carl W. Vogt

Securities Beneficially Owned

As of February 20, 2006, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund’s knowledge, as of February 20, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of February 20, 2006, 51,033.07 shares in the aggregate, or 10.82% of the outstanding shares of DWS International Equity Fund, Class A were held in the name of Kenneburt & Company FBO Expediter Omnibus C C, c/o Amsouth Bank, Attn: Mutual Funds Expd., Birmingham, AL 35202-2365, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 41,691.32 shares in the aggregate, or 8.84% of the outstanding shares of DWS International Equity Fund, Class A were held in the name of Pershing LLC, Jersey City, NJ 07303-2052, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 9,632.91 shares in the aggregate, or 10.49% of the outstanding shares of DWS International Equity Fund, Class B were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 14,623.72 shares in the aggregate, or 21.48% of the outstanding shares of DWS International Equity Fund, Class C were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Adm. (97HB0), Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 4,728.53 shares in the aggregate of DWS International Equity Fund, Class C were held in the name of Piper Jaffray & Co., Minneapolis, MN 55402-7000, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 3,976.88 shares in the aggregate, or 5.84% of the outstanding shares of DWS International Equity Fund, Class C were held in the name of First Clearing, LLC, WBNA Collateral Account FBO Eric L.& Mary L. Taylor, Irvine, CA 92604, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 3,841.35 shares in the aggregate, or 5.64% of the outstanding shares of DWS International Equity Fund, Class C were held in the name of Piper Jaffray & Co., Minneapolis, MN 55402-7000, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 185,763.02 shares in the aggregate, or 34.28% of the outstanding shares of DWS International Equity Fund, Institutional Class were held in the name of Charles Schwab & Co., Omnibus Account

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Reinvest, Attn: Mutual Fund Acct. Mgmt. Team, 101 Montgomery Street 333-8, San Francisco, CA 94104, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 99,844.33 shares in the aggregate, or 18.42% of the outstanding shares of DWS International Equity Fund, Institutional Class were held in the name of The Lucelia Foundation, Inc., Attn: Kathy Roeser, Rochester, NY 14604-1730, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 45,371.61 shares in the aggregate, or 8.37% of the outstanding shares of DWS International Equity Fund, Institutional Class were held in the name of State Street Bank & Trust Co., Cust FBO Scudder Pathway Series, Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 33,580.76 shares in the aggregate, or 6.20% of the outstanding shares of DWS International Equity Fund, Institutional Class were held in the name of SEI TR Co., c/o CBWM, Attn: Mutual Funds Administrator, One Freedom Valley Drive, Oaks, PA 19456, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 2,934,657.07 shares in the aggregate, or 27.89% of the outstanding shares of DWS International Equity Fund, Investment Class were held in the name of State Street Corp. as Trustee for Washington Savannah River/Bechtel Savannah Riv. Inc. Savings & Invest. Pl., Jersey City, NJ 07302-3885, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 2,748,968.81 shares in the aggregate, or 26.12% of the outstanding shares of DWS International Equity Fund, Investment Class were held in the name of Charles Schwab & Co. Omnibus Account Reinvest, Attn: Mutual Fund Acct. Mgmt. Team, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 533,962.09 shares in the aggregate, or 5.07% of the outstanding shares of DWS International Equity Fund, Investment Class were held in the name of National Financial Services Corp. for Exclusive Benefit Our Customers, Church Street Station, New York, NY 10008-3908, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund/Portfolio, the Portfolio’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund/Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund/Portfolio or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund/Portfolio against the Fund/Portfolio, its directors and officers, the Portfolio’s investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund/Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Portfolio’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Portfolio’s/Fund’s Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund’s/Portfolio’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund/Portfolio or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director of the Fund/Portfolio as determined in a final adjudication in such action

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or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Portfolio’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Portfolio.

Code of Ethics

The Board of Trustees of each of the Trusts has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each Trust’s Code of Ethics permits access persons of the Fund (Board members, officers of the Corporations and employees of the Advisor), to make personal securities transactions for their own accounts. This include transactions in securities that may be purchased or held by the Fund, but requires compliance with the Code’s preclearance requirements, subject to certain exceptions. In addition, each Trust’s Code provides for trading blackout periods that prohibit trading of personnel within periods of trading by the Portfolio in the same security. Each Trust’s Code of Ethics prohibits short term trading profits, prohibits personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Fund’s Advisor and its affiliates (including the Fund’s Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the “Consolidated Code”). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code’s preclearance requirements, that may be purchased or held by the Fund. In addition, the Consolidated Code also provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust has not retained the services of an investment advisor since the Trust seeks to achieve the investment objectives of the Fund by investing all the assets of the Fund in the Portfolio.

DeAM, Inc., 345 Park Avenue, New York, New York 10154, acts as the investment advisor to the Portfolio pursuant to the terms of a management contract (“Investment Advisory Contract”).

Subject to the overall supervision of the Portfolio’s Trustees, the Advisor is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio’s investments and provides certain supervisory services. Under its Investment Advisory Contract, the Advisor is permitted, subject to the approval of the Board of Trustees of the Trusts, to delegate to a third party responsibility for management of the investment operations of the Portfolio. The Advisor conducts the day-to-day investment decisions of the Portfolio, arranges for the execution of portfolio transactions and generally manages the Portfolio’s investments in accordance with its investment objective, policies and restrictions.

The Portfolio is managed by a team of investment professionals who each play an important role in the Portfolio’s management process. Team members work together to develop investment strategies and select securities for the Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates, believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolio, as well as team members who have other ongoing management responsibilities for the Portfolio, are identified in the Fund’s prospectuses, as of the date of the Fund’s prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Pursuant to its contract with the Portfolio, the Advisor receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of the Portfolio.

The Advisor and the Administrator, Investment Company Capital Corporation have contractually agreed to waive their fees and reimburse expenses so that total expenses will not exceed those set forth in the Fund’s Prospectuses

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including expenses of the Portfolio. These contractual fee waivers may only be changed by the Fund’s Board of Trustees.

The Advisor and Administrator have contractually agreed to waive all or a portion of their fees and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the annualized expenses of the Class S shares at 1.50% including expenses allocated from the Portfolio. The waiver will be extended until the fund is acquired by DWS International Fund.

For the fiscal years ended October 31, 2005, 2004 and 2003, the Advisor earned $2,068,643, $2,676,490 and $3,547,449, respectively, as compensation for investment advisory services provided to the Portfolio. During the fiscal years ended October 31, 2005, 2004 and 2003, the Advisor reimbursed $470,070, $587,279 and $681,446, respectively to the Portfolio to lower expenses.

The Advisor is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. The Advisor is an indirect, wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

Under its Investment Advisory Contract, the Portfolio (and the Fund) are responsible for all of their other expenses including: organizational costs, fees and expenses, incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses, insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of the issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

The Investment Advisory Contract provides that the Advisor, shall not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Advisory relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Advisory Contract.

The Investment Advisory Contract has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio’s Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the Independent Trustees of the Portfolio’s Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under “Capital Stock”). The Board approved the continuation of the Investment Advisory Contract for the Advisor on September 28, 2005.

Compensation of Portfolio Managers

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Investments’ and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity

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awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

DWS Investments’ performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

The Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited fund shareholders over time. Performance information is provided in the relevant fund prospectus.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

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Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Matthias Knerr	$0	$100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr	4	$2,817,914,504	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr	2	$38,980,265	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Matthias Knerr	4	$792,487,194	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and

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other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

Administrator

Under an Administration Agreement dated July 1, 2001, Investment Company Capital Corporation (“ICCC” or “the Administrator”) calculates the net asset value of the Fund, calculates the value of the assets of the Fund, and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. Prior to July 1, 2001, Bankers Trust Company (now Deutsche Bank Trust Company Americas) served as the administrator to each Trust. The Administration Agreement provides for DWS Advisor Funds, on behalf of DWS International Equity Fund—Class S, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.85% of the average daily net assets of the Fund. The Administration Agreement provides for the Portfolio, on behalf of DWS International Equity Fund -Class S, to pay the Advisor a fee, computed daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the Portfolio. For the year ended October 31, 2005, the administrator service fee aggregated $477,379.

Pursuant to the Administration Agreement, the Administrator may delegate one or more of its responsibilities to others at the Administrator’s expense.

Under the Administration Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the

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proper administration of the Trust or the Portfolio. The Administrator will generally assist in all aspects of the Fund’s operations; supply and maintain office facilities (which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the fiscal years ended October 31, 2005, 2004 and 2003, ICCC earned $3,091,213, as compensation for administrative and other services to the Class S shares and reimbursed $344,796, to cover expenses for the Class S shares.

Distributor

DWS Scudder Distributors, Inc. (“DWS-SDI”) is the principal distributor for shares of the Fund. DWS-SDI is a registered broker-dealer and is affiliated with DeAM, Inc. The principal business address of DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Custodian

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the Trusts and the Fund pursuant to a Custodian Agreement. As custodian, it holds the Portfolio’s assets. Prior to July 18, 2003, Deutsche Bank Trust Company Americas (“DBT Co.”) was the Trust’s and the Fund’s custodian.

SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian (“DB Subcustodian”) in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the “Omnibus Account”). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Transfer Agent

DWS Scudder Investments Service Company (“DWS-SISC”) serves as transfer agent of the Trust on behalf of the Fund and the Portfolio pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund. The Transfer Agent may be reimbursed by the fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp. (“ICCC”) acted as the Fund’s transfer and dividend disbursing agent.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

Expenses

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by the Advisor, Administrator or the Distributor, including administration and services fees, fees for necessary

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professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by the Advisor, Administrator or the Distributor, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as legal Counsel to the Trust and the Portfolio and from time to time provides certain legal services to Deutsche Bank AG and its affiliates. Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustee the Trust.

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, has been selected as independent registered public accounting firm for the Fund and the Portfolio.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

(b)	The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies , and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

(c)	The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

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If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with a lower rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010.

For taxable years beginning on or before December 31, 2010, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Portfolio, the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute “qualified dividend income,” the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss) then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

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Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund’s annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends received deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the Portfolio’s gross income. If any such dividends constitute a portion of the Portfolio’s gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Portfolio or the shareholder, as the case may be, for fewer than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. The Fund may elect for US income tax purposes to treat foreign taxes paid by it as paid by its shareholders if more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a US federal income tax deduction or as a foreign tax credit against their US federal income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Passive Foreign Investment Companies. Equity investments by the Portfolio in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Portfolio to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Portfolio may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable year. The election must be made separately for each PFIC owned and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid

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taxation. Making either of these elections therefore may require the Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Tax effects of certain transactions. The Portfolio’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Portfolio’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Portfolio invests in real estate investment trusts (“REITs”) that hold taxable REIT subsidiaries or residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Portfolio may invest in REITs that hold taxable REIT subsidiaries or residual interests in REMICs.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund’s shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Taxation of non-US shareholders. Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Special rules apply to foreign persons who receive distributions form the Fund that are attributable to gain from “US real property interests” (USRPIs”). The Code defines USRPIs to include direct holdings of US real property and any interest (other than an interest solely as a credit) in “US real property holding corporations.” The Code defines a US real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to US federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a regulated investment company , the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to US withholding tax of 35% and would result in US tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or regulated investment company is less than 50% owned by any foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-US shareholder.

ORGANIZATION OF THE TRUST

DWS Advisor Funds, formerly Scudder Advisor Funds, BT Investment Funds and BT Tax-Free Investment Trust, is an open-end management company. Prior to February 6, 2006, DWS Advisor Funds was known as Scudder Advisor Funds. Prior to May 16, 2003, DWS Advisor Funds was known as BT Investment Funds. Prior to May 16, 1988, DWS Advisor Funds was known as BT Tax-Free Investment Trust. DWS Advisor Funds was organized on

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July 21, 1986 under the laws of the Commonwealth of Massachusetts. Effective October 23, 2006, the Fund’s Investment Class shares were renamed Class S shares.

The Fund is a mutual fund: an investment that pools shareholders’ money and invests it toward a specified goal. The Fund is a separate series of its respective Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. DWS Advisor Funds consists of eight separate series, including DWS International Equity Fund, which offers Class A, Class B, Class C and Class S shares. The shares of the other series of the Trust are offered through separate prospectuses and statements of additional information. The shares of each series participate equally in the earnings, dividends and assets of the particular series—no series of shares has any preference over any other series. The Trust may create and reserves the right to issue additional series of shares, and more than one class of shares of the Fund. The Trust’s Amended and Restated Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below.

Shareholders are entitled to one vote for each share held.

The Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Declaration of Trust”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust’s By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, © upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders,

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(f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

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The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

FINANCIAL STATEMENTS

The financial statements for the Fund and the Portfolio for the period ended October 31, 2005, are incorporated herein by reference to the Annual Reports to shareholders for the Fund dated October 31, 2005. A copy of the Fund’s Annual Reports may be obtained without charge by contacting the Service Center at 1-800-728-3337.

ADDITIONAL INFORMATION

Internet Access

World Wide Web Site — The address of the DWS Funds site is www.dws-scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Fund.

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Account Access — DWS Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. DWS Fund shareholders can view a snapshot of current holdings, review account activity and move assets between DWS Fund accounts.

DWS Funds’ personal portfolio capabilities — known as SEAS (Scudder Electronic Account Services) — are accessible only by current DWS Fund shareholders who have set up a Personal Page on Scudder’s Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between DWS Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new DWS Fund accounts.

Other Information

The CUSIP numbers for each class of the Fund are:

DWS International Equity Fund	Class S: 23336Y409

DWS International Equity Fund has a fiscal year ending October 31st.

The Fund’s prospectuses and this SAI omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Trust has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Trust. If further information is desired with respect to the Trust, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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APPENDIX

Bond and Commercial Paper Ratings

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Moody’s Investors Service, Inc.’s Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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Moody’s Investors Service, Inc.’s Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s Division of The McGraw-Hill Companies’(“Standard & Poor’s”) Corporate Bond Ratings

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

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B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NY: Bonds may lack an S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s Commercial Paper Ratings

A: S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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Fitch Investors Service, Inc. Bond Ratings

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

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SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1 “ categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

Note:

(1)	The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Portfolio’s fiscal year end.

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STATEMENT OF ADDITIONAL INFORMATION

March 1, 2006, as Revised October 23, 2006

Investment Advisor of the Portfolio

DEUTSCHE ASSET MANAGEMENT, INC.

345 Park Avenue

New York, NY 10017

Administrator of the Portfolio

INVESTMENT COMPANY CAPITAL CORP.

One South Street

(Alex. Brown Building)

Baltimore, Maryland 21202

Distributor

DWS SCUDDER DISTRIBUTORS, INC.

222 South Riverside Plaza

Chicago, IL 60606

Custodian

STATE STREET BANK AND TRUST COMPANY

225 Franklin Street

Boston, MA 02110

Transfer Agent

DWS SCUDDER INVESTMENTS SERVICE COMPANY

222 South Riverside Plaza

Chicago, IL 60606

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

125 High Street

Boston, MA 02110

Counsel

WILLKIE FARR & GALLAGHER LLP

787 Seventh Avenue

New York, NY 10019

No person has been authorized to give any information or to make any representations other than those contained in the Fund’s Prospectuses, its Statement of Additional Information or the Fund’s official sales literature in connection with the offering of the Fund’s shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this Statement of Additional Information constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

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Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Reserve Fund

Prime Series

Tax-Free Series

Treasury Series

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Tax-Exempt Money Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Tax Exempt California Money Market Fund

The following replaces similar disclosure in the “Portfolio Holdings Information” section of each of the above-referenced fund’s Statement of Additional Information:

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each fund’s prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the fund.

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to a fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a fund has a legitimate business purpose in providing the information, subject to the requirements described below.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Prior to any disclosure of a fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a fund’s Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each fund and information derived therefrom, including, but not limited to, how each fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

Please Retain This Supplement for Future Reference

May 1, 2006

2

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund

Prime Series

Tax-Free Series

Treasury Series

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS EAFE Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Investments VIT Funds

DWS RREEF Real Estate Securities VIP

DWS Small Cap Index VIP

DWS Equity 500 Index VIP

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Tax-Exempt Money Fund

DWS Technology Fund

DWS U.S. Bond Index Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

DWS Variable Series I

DWS Bond VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

Money Market VIP

DWS Variable Series II

DWS Balanced VIP

DWS Blue Chip VIP

DWS Conservative Allocation VIP

DWS Core Fixed Income VIP

DWS Davis Venture Value VIP

DWS Dreman Financial Services VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS Growth Allocation VIP

DWS High Income VIP

DWS Income Allocation VIP

DWS International Select Equity VIP

DWS Janus Growth & Income VIP

DWS Janus Growth Opportunities VIP

DWS Large Cap Value VIP

DWS Mercury Large Cap Core VIP

DWS MFS Strategic Value VIP

DWS Mid Cap Growth VIP

DWS Moderate Allocation VIP

DWS Money Market VIP

DWS Oak Strategic Equity VIP

DWS Salomon Aggressive Growth VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Templeton Foreign Value VIP

DWS Turner Mid Cap Growth VIP

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Money Market Fund Investment

New York Tax Free Money Fund

Tax Exempt California Money Market Fund

Tax Free Money Fund Investment

Treasury Money Fund Institutional

The following replaces the second and third paragraphs under the “Portfolio Holdings Information” section of each of the above-referenced fund’s Statement of Additional Information:

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a fund’s Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Please Retain This Supplement for Future Reference

October 2, 2006

2 =

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL

INFORMATION FOR EACH OF THE FUNDS LISTED BELOW:

DWS Advisor Funds

Cash Management Fund Investment

DWS International Equity Fund

DWS Mid Cap Growth Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Growth Fund

NY Tax Free Money Fund Investment

Tax Free Money Fund Investment

Treasury Money Fund Investment

DWS Investors Funds, Inc.

DWS Japan Equity Fund

DWS Institutional Funds

Cash Management Fund Institutional

Cash Reserves Fund Institutional

DWS Equity 500 Index Fund

DWS Inflation Protected Plus Fund

Treasury Money Fund

DWS Communications Fund, Inc.

DWS Communications Fund

The following disclosure supplements the above-noted funds’ currently effective Statements of Additional Information:

Shareholders of the above-listed Funds recently approved the election of the Funds’ Board of Trustees/Directors. In addition, shareholders of certain Funds approved changes to the Funds’ fundamental investment restrictions and declarations of trust/articles of incorporation; changes to the Funds’ respective investment management agreements between the Funds and Deutsche Asset Management, Inc.; and shareholders of certain classes of certain Funds approved the adoption of an Amended and Restated Rule 12b-1 Plan for that class.

The following replaces/supplements the relevant disclosure with respect to the Board under “Trustees/Directors and Officers,” as applicable:

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member, that is, they are not “interested persons” (as defined by the Investment Company Act of 1940) of the Trust/Corporation or the Advisor, is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the applicable Trust/Corporation. Because each Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88

Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company(1) (medical technology company); Belo Corporation(1) (media company); Boston Museum of Science; Public Radio International; Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former directorships: Cloverleaf Transportation Inc. (trucking).	88

Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

Martin J. Gruber (1937) Board Member since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(3)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(1) (telecommunications) (November 1989-September 2003)	88

Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly President of certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	86

Interested Board Member

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996).	86

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
(3)	“Length of time served” refers to the date on which a Board Member became a director/trustee of any of the Funds listed above.
(4)	Executive title, not a board directorship.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of each Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate.

The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005 with respect to each Fund except as identified in the following table.

Fund	Valuation Committee Meetings Conducted During the Calendar Year Ended December 31, 2005
DWS Japan Equity Fund	7

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee (formerly known as the Marketing/Shareholder Servicing Committee) oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors each Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Funds’ custody, fund accounting and insurance arrangements, and (iii) reviews the Funds’ investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from each Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund(s) or any fund in the DWS fund complex.

Members of the Boards who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from each Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2005. Mss. Driscoll and Stromberg and Messrs.

Becton, Fox, Froewiss and Vogt became members of the Board on May 5, 2006 for all Funds except DWS Advisor Funds and DWS Institutional Funds, for which they became Board Members on June 1, 2006, and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

	Aggregate Compensation from the Funds
Name of Board Member	Cash Management Fund Institutional	Cash Management Fund Investment	Cash Reserves Fund Institutional
Martin J. Gruber	$567	$567	$567
Richard J. Herring	$567	$567	$567
Graham E. Jones	$567	$567	$567
Rebecca W. Rimel	$567	$567	$567
Philip Saunders, Jr.	$567	$567	$567
William N. Searcy, Jr.	$567	$567	$567

	Aggregate Compensation from the Funds
Name of Board Member	DWS Communications Fund, Inc.	DWS Equity 500 Index Fund
Martin J. Gruber	$1,696	$567
Richard J. Herring	$1,707	$567
Graham E. Jones	$1,791	$567
Rebecca W. Rimel	$1,818	$567
Philip Saunders, Jr.	$1,814	$567
William N. Searcy, Jr.	$1,862	$567

	Aggregate Compensation from the Funds
Name of Board Member	DWS Inflation Protected Plus Fund	DWS International Equity Fund	DWS Japan Equity Fund
Martin J. Gruber	$324	$567	$917
Richard J. Herring	$324	$567	$920
Graham E. Jones	$328	$567	$941
Rebecca W. Rimel	$325	$567	$948
Philip Saunders, Jr.	$325	$567	$886
William N. Searcy, Jr.	$327	$567	$959

	Aggregate Compensation from the Funds
Name of Board Member	DWS Mid Cap Growth Fund	DWS Short Duration Plus Fund	DWS Small Cap Growth Fund
Martin J. Gruber	$3,826	$567	$2,336
Richard J. Herring	$3,848	$567	$2,353
Graham E. Jones	$4,095	$567	$2,486
Rebecca W. Rimel	$4,148	$567	$2,524
Philip Saunders, Jr.	$4,128	$567	$2,519
William N. Searcy, Jr.	$4,271	$567	$2,593

	Aggregate Compensation from the Funds
Name of Board Member	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Martin J. Gruber	$884	$1,036
Richard J. Herring	$881	$1,041
Graham E. Jones	$891	$1,079
Rebecca W. Rimel	$906	$1,084
Philip Saunders, Jr.	$894	$1,082
William N. Searcy, Jr.	$898	$1,103

	Aggregate Compensation from the Funds
Name of Board Member	Treasury Money Fund	Treasury Money Fund Investment
Martin J. Gruber	$567	$567
Richard J. Herring	$567	$567
Graham E. Jones	$567	$567
Rebecca W. Rimel	$567	$567
Philip Saunders, Jr.	$567	$567
William N. Searcy, Jr.	$567	$567

Name of Board Member	Total Compensation from the Funds and the DWS Fund Complex(1)
Independent Board Members
Henry P. Becton, Jr.(3)(4)	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$203,829
Keith R. Fox(3)(4)(5)	$184,829
Kenneth C. Froewiss(3)(5)(6)	$129,687
Martin J. Gruber(7)(9)	$135,000
Richard J. Herring(7)(8)(9)	$136,000
Graham E. Jones(7)(9)	$144,000
Rebecca W. Rimel(7)(8)(9)	$146,280
Philip Saunders, Jr.(7)(9)	$145,000
William N. Searcy, Jr.(7)(9)	$150,500
Jean Gleason Stromberg(3)(4)(5)	$178,549
Carl W. Vogt(3)(4)(5)	$162,049

(1)	The DWS Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. For Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

(5)	Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the Board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.
(6)	Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Trustees/Directors for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from a Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring and Saunders, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or a part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Funds

The following tables show the dollar range of equity securities beneficially owned by each trustee/director in each Fund as of December 31, 2005.

Each trustee/director owns over $100,000 of shares on an aggregate basis in all DWS Funds overseen by the Board Member as of December 31, 2005, except for Mr. Schwarzer, who does not own shares of any such fund. Mr. Schwarzer joined the US Mutual Funds business of Deutsche Asset Management in 2005.

Aggregate Dollar Range of Equity Securities in the Funds
Name of Board Member	Cash Management Fund Investment	Cash Management Fund Institutional	Cash Reserves Fund Institutional
Independent Board Members
Henry P. Becton, Jr.	None	None	None
Dawn-Marie Driscoll	None	None	None
Keith R. Fox	None	None	None
Kenneth C. Froewiss	$1-$10,000	None	None
Martin J. Gruber	None	None	None
Richard J. Herring	None	None	Over $100,000
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	Over $100,000
Philip Saunders, Jr.	None	None	None
William N. Searcy, Jr.	None	$1-$10,000	None
Jean Gleason Stromberg	None	None	None
Carl W. Vogt

Interested Board Member
Axel Schwarzer	None	None	None

Aggregate Dollar Range of Equity Securities in the Funds
Name of Board Member	DWS Communications Fund, Inc.	DWS Equity 500 Index Fund
Independent Board Members
Henry P. Becton, Jr.	None	None
Dawn-Marie Driscoll	None	None
Keith R. Fox	None	None
Kenneth C. Froewiss	None	None
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	$10,001-$50,000
Graham E. Jones	None	None
Rebecca W. Rimel	None	None
Philip Saunders, Jr.	None	$10,001-$50,000
William N. Searcy, Jr.	None	None
Jean Gleason Stromberg	None	None
Carl W. Vogt	Over $100,000	None

Interested Board Member
Axel Schwarzer	None	None

Aggregate Dollar Range of Equity Securities in the Funds
Name of Board Member	DWS Inflation Protected Plus Fund	DWS International Equity Fund	DWS Japan Equity Fund
Independent Board Members
Henry P. Becton, Jr.	None	None	None
Dawn-Marie Driscoll	None	None	None
Keith R. Fox	None	None	None
Kenneth C. Froewiss	None	None	None
Martin J. Gruber	None	None	$1-$10,000
Richard J. Herring	$1-$10,000	None	None
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	None
Philip Saunders, Jr.	None	None	None
William N. Searcy, Jr.	$10,001-$50,000	None	None
Jean Gleason Stromberg	None	None	None
Carl W. Vogt
Interested Board Member
Axel Schwarzer	None	None	None

Aggregate Dollar Range of Equity Securities in the Funds
Name of Board Member	DWS Mid Cap Growth Fund	DWS Short Duration Plus Fund	DWS Small Cap Growth Fund
Independent Board Members
Henry P. Becton, Jr.	$1-$10,000	None	$1-$10,000
Dawn-Marie Driscoll	None	None	$10,001-$50,000
Keith R. Fox	None	None	None
Kenneth C. Froewiss	None	None	None
Martin J. Gruber	None	None	None
Richard J. Herring	$10,001-$50,000	None	None
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	None
Philip Saunders, Jr.	$1-$10,000	None	$50,001-$100,000
William N. Searcy, Jr.	None	None	None
Jean Gleason Stromberg	None	None	None
Carl W. Vogt	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None

Aggregate Dollar Range of Equity Securities in the Funds
Name of Board Member	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment	Treasury Money Fund Investment	Treasury Money Fund
Independent Board Members
Henry P. Becton, Jr.	None	None	None	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	$1-$10,000	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	$10,001-$50,000	None	$10,001-$50,000
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Carl W. Vogt	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Investment Management Agreements/Administrative Agreement

The following replaces/supplements the relevant disclosure under Investment Advisor and Administrator for all Funds listed above except DWS International Equity Fund:

The Board and the shareholders recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Fund. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund’s policies as stated in its Prospectus and SAI, or as adopted by the Fund’s Board. The Advisor will also monitor, to the extent not monitored by the Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund’s Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund’s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice.

For all services provided under the Investment Management Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund	Management Fee Rate
Cash Management Fund Institutional(1)	0.150%
Cash Management Fund Investment(1)	0.150%
Cash Reserves Fund Institutional(1)	0.150%
DWS Communications Fund	1.000% to $100 million 0.900% next $100 million 0.850% next $100 million 0.800% next $200 million 0.730% next $500 million 0.680% next $500 million 0.650% thereafter
DWS Equity 500 Index Fund(1)	0.050%
DWS Inflation Protected Plus Fund	0.400% to $1.5 billion 0.375% next $500 million 0.360% next $1 billion 0.345% next $1 billion 0.330% next $1 billion 0.315% next $1 billion 0.300% thereafter

DWS Japan Equity Fund	0.850% to $500 million 0.835% next $500 million 0.820% next $1.0 billion 0.805% thereafter
DWS Mid Cap Growth Fund	0.650% to $500 million 0.600% next $1 billion 0.550% next $2.5 billion 0.540% next $2.5 billion 0.530% next $2.5 billion 0.520% next $2.5 billion 0.510% thereafter
DWS Short Duration Plus Fund	0.500% to $500 million 0.485% next $500 million 0.470% next $1.0 billion 0.455% thereafter
DWS Small Cap Growth Fund	0.650%
NY Tax Free Money Fund Investment	0.150%
Tax Free Money Fund Investment	0.150%
Treasury Money Fund(1)	0.150%
Treasury Money Fund Investment(1)	0.150%

(1)	Feeder fund in a master-feeder structure. The management fee rate shown is that of the master fund in which the Fund invests all its assets.

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Board and the shareholders have approved an amended and restated Investment Management Agreement (the “DeIM Agreement”) between each Fund and Deutsche Investment Management Americas Inc. (“DeIM”). The fees to be charged and the services to be provided by DeIM under the DeIM Agreement are identical to the fees and services to be provided by Deutsche Asset Management, Inc. or Investment Company Capital Corporation under the Investment Management Agreement. The DeIM Agreement will become effective within two years of the date of the shareholder meeting, upon approval by the Fund’s Independent Board Members.

The Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund’s net assets, except feeder funds in a master-feeder arrangement: Cash Management Fund Institutional, Cash Management Fund Investment, Cash Reserves Fund Institutional, DWS Equity 500 Index Fund, Treasury Money Fund and Treasury Money Fund Investment, each of which pays 0.13% of its net assets (0.03% of which is paid at the master level and 0.10% of which is paid at the feeder level).

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Fundamental Investment Restrictions

The fundamental investment restrictions of each Fund are replaced with the following:

Under investment policies adopted by each Fund except Cash Management Fund Institutional, Cash Management Fund Investment, Cash Reserves Fund Institutional and DWS Communications Fund, each Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.	Purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

6.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7.	Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8.	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Under investment policies adopted by Cash Management Fund Institutional, Cash Management Fund Investment and Cash Reserves Fund Institutional, the Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

4.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.	Purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

6.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7.	Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8.	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Under investment policies adopted by DWS Communications Fund, the Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Invest less than 65% of its total assets in the communications field, except as described in the Prospectuses, (otherwise the Fund will not concentrate more than 25% of its total assets in the securities of issuers in any industry).

4.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.	Purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

6.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7.	Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Amended and Restated Rule 12b-1 Plans

DWS Communications Fund, DWS Japan Equity Fund, DWS Mid Cap Growth Fund, DWS Short Duration Plus Fund, DWS Short-Term Municipal Bond Fund (Class B shares only) and DWS Small Cap Growth Fund

The following replaces/supplements the relevant disclosure about the Rule 12b-1 Plans for the Funds listed above.

Shareholders of Class B and Class C of the Funds have recently approved Amended and Restated Rule 12b-1 Plans (each, an “Amended Plan”) for those classes. Under the Amended Plan, each Fund will pay a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of its Class B and Class C shares to its Distributor in addition to a distribution fee at an annual rate of up to 0.75% of such assets. Pursuant to each Amended Plan, shareholder and administrative services are provided to the Fund on behalf of its Class B and C shareholders under each Fund’s Services Agreement with its Distributor. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Amended Plans for Class B and Class C shares provide alternative methods for paying sales charges and may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to the Funds’ Distributor for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the Distributor to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If an Amended Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Amended Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor other than fees already payable under an Amended Plan, if for any reason the Amended Plan is terminated in accordance with its terms. Future fees under the Amended Plan may or may not be sufficient to reimburse the Distributor for its expenses incurred.

Trust/Corporate Organization

DWS Advisor Funds and DWS Institutional Funds only:

The following replaces all information under Trust Organization or Fund Organization with respect to the Declaration of Trust and the rights and obligations thereunder, except historical information and information relating to a Trust’s series:

Each Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Declaration of Trust”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; and (d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust’s By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

DWS Communications Fund only:

The following replaces all information under Fund Organization with respect to the Articles of Incorporation and the rights and obligations thereunder, except historical information and information relating to the Corporation’s series:

The Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Articles of Incorporation”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of the Fund or a class of the Fund shall be automatically converted into shares of another Fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a Fund or a class of a Fund shall have the right to convert or exchange their shares into shares of one or more other Funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any Fund or class of a Fund (including shares of the same Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a Fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a Fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act. Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the Corporation, upon liquidation or termination of a Fund or class, shareholders of such Fund or class of a Fund shall be entitled to receive, pro rata in proportion to the number of shares of such Fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular Fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same Fund or class).

Please Retain This Supplement for Future Reference

November 3, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL

INFORMATION FOR EACH OF THE LISTED FUNDS

Part I

The following disclosure supplements the currently effective statements of additional information of each of the funds listed below:

DWS Allocation Series

DWS Conservative Allocation Fund

DWS Growth Plus Allocation Fund

DWS Growth Allocation Fund

DWS Moderate Allocation Fund

DWS Cash Investment Trust

DWS Funds Trust

DWS Short Term Bond Fund

DWS Global/International Fund, Inc.

DWS Emerging Markets Fixed Income Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Income Trust

DWS GNMA Fund

DWS International Fund, Inc.

DWS Emerging Markets Equity Fund

DWS Europe Equity Fund

DWS International Fund

DWS Latin America Equity Fund

DWS Pacific Opportunities Equity Fund

DWS Investment Trust

DWS Capital Growth Fund

DWS Growth & Income Fund

DWS Large Company Growth Fund

DWS S&P 500 Index Fund

DWS Small Cap Core Fund

DWS Money Market Trust

DWS Money Market Series

DWS Municipal Trust

DWS High Yield Tax Free Fund

DWS Managed Municipal Bond Fund

DWS Mutual Funds, Inc.

DWS Gold & Precious Metals Fund

DWS Portfolio Trust

DWS Core Plus Income Fund

DWS Securities Trust

DWS Health Care Fund

DWS Small Cap Value Fund

DWS State Tax Free Trust

DWS Massachusetts Tax-Free Fund

DWS Tax Free Money Fund

DWS Tax Free Trust

DWS Intermediate Tax/AMT Free Fund

DWS U.S. Treasury Money Fund

DWS Value Equity Trust

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

Shareholders of the funds listed above recently approved the election of the funds’ Board of Trustees/Directors and changes to the funds’ respective investment management agreements between the funds and Deutsche Investment Management Americas Inc., certain fundamental investment restrictions and declarations of trust/articles of incorporation.

Board of Trustees/Directors

The following replaces/supplements the relevant disclosure with respect to the Board under Trustees and Officers or Directors and Officers, as applicable:

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the applicable Trust/Corporation. Because each Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

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Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute	88

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, New York University Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, New York University Stern School of Business (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

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Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	86

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Interested Board Member

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996).	84

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

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The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of each Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005 with respect to each Fund except as identified in the following table.

Fund	Valuation Committee Meetings Conducted During the Calendar Year Ended December 31, 2005
DWS Emerging Markets Equity Fund	11
DWS Global Bond Fund	7
DWS Global Opportunities Fund	8
DWS Global Thematic Fund	7
DWS Gold & Precious Metals Fund	10
DWS Pacific Opportunities Equity Fund	12

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors each Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Funds’ custody, fund accounting and insurance arrangements, and (iii) reviews the Funds’ investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Trustee/Director receives compensation from each Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee/Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees.

Members of the Board of Trustees/Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables

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show compensation from each Fund and aggregate compensation from all of the funds in the fund complex received by each Trustee/Director during the calendar year 2005. Mr. Froewiss became a member of the Board on September 15, 2005. Drs. Gruber, Herring, and Saunders, Messrs. Jones and Searcy and Ms. Rimel became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods. No Board Member receives any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Capital Growth Fund	DWS Conservative Allocation Fund*	DWS Core Plus Income Fund	DWS Emerging Markets Equity Fund
Henry P. Becton, Jr.	$6,067	$0	$3,300	$1,123
Dawn-Marie Driscoll	$7,524	$0	$4,045	$1,296
Keith R. Fox	$6,797	$0	$3,695	$1,209
Kenneth C. Froewiss	$1,841	$0	$862	$329
Jean Gleason Stromberg	$6,644	$0	$3,562	$1,185
Carl W. Vogt	$5,946	$0	$3,241	$1,109

*	Each Independent Trustee receives compensation for his or her services to the Fund, but such compensation is borne by the underlying funds in which the Fund invests, rather than directly by the Fund.

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Emerging Markets Fixed Income Fund	DWS Enhanced S&P 500 Index Fund	DWS Equity Income Fund	DWS Europe Equity Fund
Henry P. Becton, Jr.	$1,118	$847	$984	$1,947
Dawn-Marie Driscoll	$1,288	$942	$1,121	$2,330
Keith R. Fox	$1,204	$895	$1,052	$2,141
Kenneth C. Froewiss	$312	$237	$278	$558
Jean Gleason Stromberg	$1,175	$878	$1,030	$2,090
Carl W. Vogt	$1,106	$840	$973	$1,916

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Global Bond Fund	DWS Global Opportunities Fund	DWS Global Thematic Fund	DWS GNMA Fund
Henry P. Becton, Jr.	$1,092	$2,382	$3,502	$11,868
Dawn-Marie Driscoll	$1,256	$2,901	$4,324	$14,998
Keith R. Fox	$1,175	$2,644	$3,920	$13,468
Kenneth C. Froewiss	$298	$643	$932	$3,047
Jean Gleason Stromberg	$1,146	$2,555	$3,778	$12,936
Carl W. Vogt	$1,080	$2,342	$3,439	$11,628

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Gold & Precious Metals Fund	DWS Growth Allocation Fund*	DWS Growth & Income Fund	DWS Growth Plus Allocation Fund*
Henry P. Becton, Jr.	$1,986	$0	$16,922	$0
Dawn-Marie Driscoll	$2,392	$0	$21,463	$0
Keith R. Fox	$2,195	$0	$19,237	$0
Kenneth C. Froewiss	$504	$0	$4,310	$0
Jean Gleason Stromberg	$2,115	$0	$18,437	$0
Carl W. Vogt	$1,954	$0	$16,575	$0

*	Each Independent Trustee receives compensation for his or her services to the Fund, but such compensation is borne by the underlying funds in which the Fund invests, rather than directly by the Fund.

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	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Health Care Fund	DWS High Yield Tax-Free Fund	DWS Intermediate Tax/AMT Free Fund	DWS International Fund
Henry P. Becton, Jr.	$1,283	$3,242	$3,216	$5,830
Dawn-Marie Driscoll	$1,503	$3,406	$3,979	$6,816
Keith R. Fox	$1,395	$3,622	$3,600	$6,585
Kenneth C. Froewiss	$352	$877	$850	$1,471
Jean Gleason Stromberg	$1,356	$3,499	$3,468	$6,315
Carl W. Vogt	$1,267	$3,185	$3,157	$5,718

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Large Company Growth Fund	DWS Latin America Equity Fund	DWS Managed Municipal Bond Fund	DWS Massachusetts Tax Free Fund
Henry P. Becton, Jr.	$1,990	$1,948	$15,252	$2,110
Dawn-Marie Driscoll	$3,105	$2,393	$19,304	$2,556
Keith R. Fox	$2,202	$2,198	$17,319	$2,338
Kenneth C. Froewiss	$510	$552	$3,974	$559
Jean Gleason Stromberg	$2,126	$2,130	$16,641	$2,262
Carl W. Vogt	$1,959	$1,967	$14,942	$2,079

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Moderate Allocation Fund*	DWS Pacific Opportunities Equity Fund	DWS Short Term Bond Fund
Henry P. Becton, Jr.	$0	$859	$3,530
Dawn-Marie Driscoll	$0	$958	$4,364
Keith R. Fox	$0	$908	$3,955
Kenneth C. Froewiss	$0	$241	$908
Jean Gleason Stromberg	$0	$891	$3,811
Carl W. Vogt	$0	$851	$3,466

*	Each Independent Trustee receives compensation for his or her services to the Fund, but such compensation is borne by the underlying funds in which the Fund invests, rather than directly by the Fund.

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	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Small Cap Core Fund	DWS Small Cap Value Fund	DWS S&P 500 Index Fund
Henry P. Becton, Jr.	$1,058	$1,635	$3,025
Dawn-Marie Driscoll	$1,212	$1,955	$3,740
Keith R. Fox	$1,135	$1,797	$3,387
Kenneth C. Froewiss	$291	$435	$779
Jean Gleason Stromberg	$1,108	$1,740	$3,254
Carl W. Vogt	$1,046	$1,610	$2,972

	Aggregate Compensation from Fund
Name of Trustee/Director	DWS Cash Investment Trust	DWS Money Market Series	DWS Tax Free Money Fund	DWS U.S. Treasury Money Fund
Henry P. Becton, Jr.	$2,958	$41,316	$1,206	$1,193
Dawn-Marie Driscoll	$3,623	$52,297	$1,400	$1,382
Keith R. Fox	$3,300	$46,852	$1,305	$1,291
Kenneth C. Froewiss	$788	$11,867	$330	$323
Jean Gleason Stromberg	$3,180	$45,342	$1,273	$1,260
Carl W. Vogt	$2,908	$40,453	$1,191	$1,178

Name of Trustee/Director	Total Compensation from Fund and Fund Complex(1)
Independent Trustees/Directors
Henry P. Becton, Jr.(3)(4)	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$203,829
Keith R. Fox(3)(4)(5)	$184,829
Kenneth C. Froewiss(3)(5)(6)	$129,687
Martin J. Gruber(7)(9)	$135,000
Richard J. Herring(7)(8)(9)	$136,000
Graham E. Jones(7)(9)	$144,000
Rebecca W. Rimel(7)(8)(9)	$146,280
Philip Saunders, Jr.(7)(9)	$145,000
William N. Searcy, Jr.(7)(9)	$150,500
Jean Gleason Stromberg(3)(4)(5)	$178,549
Carl W. Vogt(3)(4)(5)	$162,049

(1)	The Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Trustee/Director, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees/Directors for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

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(5)	Aggregate compensation also reflects amounts paid to the Trustees/Directors for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.
(6)	Mr. Froewiss was appointed to the board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Trustee/Director was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Trustees/Directors for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable Funds.

Trustee/Director Fund Ownership

The following tables show the dollar range of equity securities beneficially owned by each trustee/director in each Fund as of December 31, 2005.

Each trustee/director owns over $100,000 of shares on an aggregate basis in all DWS Funds overseen by the trustee/director as of December 31, 2005, except for Mr. Schwarzer, who does not own shares of any such fund. Mr. Schwarzer joined the U.S. Mutual Funds business of Deutsche Asset Management in 2005.

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Capital Growth Fund	DWS Conservative Allocation Fund	DWS Core Plus Income Fund	DWS Emerging Markets Equity Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$10,001 – $50,000	$1 – $10,000
Dawn-Marie Driscoll	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	$10,001 –$50,000
Keith R. Fox	None	None	None	$50,001 – $100,000
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	$1 – $10,000	None	None	None
Carl W. Vogt	None	None	None	$1 – $10,000

Interested Trustee/Director
Axel Schwarzer	None	None	None	None

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Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Emerging Markets Fixed Income Fund	DWS Enhanced S&P 500 Index Fund	DWS Equity Income Fund	DWS Europe Equity Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$10,001 – $50,000	None	$10,001 –$50,000
Dawn-Marie Driscoll	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 –$50,000
Keith R. Fox	None	None	None	$50,001 – $100,000
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001 – $50,000	None	$10,001 –$50,000
Carl W. Vogt	None	None	None	None

Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Global Bond Fund	DWS Global Opportunities Fund	DWS Global Thematic Fund	DWS GNMA Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Dawn-Marie Driscoll	None	None	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	$10,001 – $50,000
Rebecca W. Rimel	None	None	$50,001 - $100,000	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	$10,001 – $50,000
Carl W. Vogt	None	None	None	None

Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Gold & Precious Metals Fund	DWS Growth Allocation Fund	DWS Growth & Income Fund	DWS Growth Plus Allocation Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$10,001 – $50,000	None
Dawn-Marie Driscoll	$1 – $10,000	$1 – $10,000	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	$10,001 – $50,000	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	$10,001 – $50,000	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	$10,001 – $50,000	None	$50,001 – $100,000	None
Carl W. Vogt	$1 – $10,000	None	None	None

Interested Trustee/Director
Axel Schwarzer	None	None	None	None

10

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Health Care Fund	DWS High Yield Tax-Free Fund	DWS Intermediate Tax/AMT Free Fund	DWS International Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Dawn-Marie Driscoll	$1 – $10,000	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	None	None	$10,001 – $50,000
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	Over $100,000
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001 – $50,000	None	None
Carl W. Vogt	None	None	None	None

Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Large Company Growth Fund	DWS Latin America Equity Fund	DWS Managed Municipal Bond Fund	DWS Massachusetts Tax Free Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	$1 – $10,000
Dawn-Marie Driscoll	$1 – $10,000	None	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	$50,001 – $100,000	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	$10,001 – $50,000	None
Carl W. Vogt	None	None	None	None

Interested Trustee/Director
Axel Schwarzer	None	None	None	None

11

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Moderate Allocation Fund	DWS Pacific Opportunities Equity Fund	DWS Short Term Bond Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Dawn-Marie Driscoll	$10,001 – $50,000	None	$1 – $10,000
Keith R. Fox	None	$50,001 – $100,000	None
Kenneth C. Froewiss	None	None	None
Martin J. Gruber	None	None	None
Richard J. Herring	None	None	None
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	None
Philip Saunders, Jr.	None	None	None
William N. Searcy, Jr.	None	None	None
Jean Gleason Stromberg	$10,001 – $50,000	None	None
Carl W. Vogt	None	None	None

Interested Trustee/Director
Axel Schwarzer	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Small Cap Core Fund	DWS Small Cap Value Fund	DWS S&P 500 Index Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Dawn-Marie Driscoll	$1 – $10,000	$10,001 – $50,000	$10,001 – $50,000
Keith R. Fox	None	None	None
Kenneth C. Froewiss	None	None	None
Martin J. Gruber	None	None	None
Richard J. Herring	None	None	None
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	$50,001 – $100,000
Philip Saunders, Jr.	None	None	$50,001 – $100,000
William N. Searcy, Jr.	None	None	None
Jean Gleason Stromberg	None	None	None
Carl W. Vogt	None	None	None

Interested Trustee/Director
Axel Schwarzer	None	None	None

12

Aggregate Dollar Range of Equity Securities in the Fund
Name of Trustee/Director	DWS Cash Investment Trust	DWS Money Market Series	DWS Tax Free Money Fund	DWS U.S. Treasury Money Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1–$10,000	$10,001–$50,000	$1–$10,000	$1–$10,000
Dawn-Marie Driscoll	$1–$10,000	$10,001–$50,000	$10,001–$50,000	None
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	Over $100,000	None	None
Carl W. Vogt	None	None	None	None

Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Investment Management Agreements/Administrative Agreement

The following replaces/supplements the relevant disclosure under Management of the Fund:

The Board and the shareholders recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Fund. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund’s policies as stated in its Prospectus and SAI, or as adopted by the Fund’s Board. The Advisor will also monitor, to the extent not monitored by the Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund’s Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund’s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

13

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice.

For all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund	Management Fee Rate
DWS Capital Growth Fund	0.495% to $250 million 0.465% next $750 million 0.445% next $1.5 billion 0.425% next $2.5 billion 0.395% next $2.5 billion 0.375% next $2.5 billion 0.355% next $2.5 billion 0.335% thereafter
DWS Conservative Allocation Fund	0.00%
DWS Core Plus Income Fund	0.465% to $250 million 0.435% next $750 million 0.415% next $1.5 billion 0.395% next $2.5 billion 0.365% next $2.5 billion 0.345% next $2.5 billion 0.325% next $2.5 billion 0.315% thereafter
DWS Emerging Markets Equity Fund	1.100% to $250 million 1.075% next $500 million 1.050% thereafter
DWS Emerging Markets Fixed Income Fund	0.665% to $500 million 0.650% next $500 million 0.635% next $1.0 billion 0.620% thereafter
DWS Enhanced S&P 500 Index Fund	0.415% to $500 million 0.390% next $500 million 0.365% thereafter
DWS Equity Income Fund	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter
DWS Europe Equity Fund	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter

14

Fund	Management Fee Rate
DWS Global Bond Fund	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter
DWS Global Opportunities Fund	1.015%
DWS Global Thematic Fund	0.915% to $500 million 0.865% next $500 million 0.815% next $500 million 0.765% next $500 million 0.715% thereafter
DWS GNMA Fund	0.315% to $5.0 billion 0.300% next $1.0 billion 0.285% thereafter
DWS Gold & Precious Metals Fund	0.915% to $500 million 0.865% thereafter
DWS Growth Allocation Fund	0.00%
DWS Growth & Income Fund	0.365% to $250 million 0.360% next $750 million 0.355% next $1.5 billion 0.345% next $5.0 billion 0.335% next $5.0 billion 0.325% next $5.0 billion 0.300% thereafter
DWS Growth Plus Allocation Fund	0.00%
DWS Health Care Fund	0.765% to $500 million 0.715% thereafter
DWS High Yield Tax-Free Fund	0.565% to $300 million 0.515% next $200 million 0.490% thereafter
DWS Intermediate Tax/AMT Free Fund	0.315%
DWS International Fund	0.590% to $6.0 billion 0.540% next $1.0 billion 0.515% thereafter
DWS Large Company Growth Fund	0.615% to $1.5 billion 0.565% next $500 million 0.515% thereafter
DWS Latin America Equity Fund	1.165% to $400 million 1.065% thereafter
DWS Managed Municipal Bond Fund	0.365% to $250 million 0.345% next $750 million 0.325% next $1.5 billion 0.315% next $2.5 billion 0.295% next $2.5 billion 0.275% next $2.5 billion 0.255% next $2.5 billion 0.235% thereafter
DWS Massachusetts Tax Free Fund	0.515% to $400 million 0.440% next $600 million 0.415% thereafter
DWS Moderate Allocation Fund	0.00%

15

Fund	Management Fee Rate
DWS Pacific Opportunities Equity Fund	0.765% to $250 million 0.735% next $750 million 0.715% next $1.5 billion 0.695% next $2.5 billion 0.665% next $2.5 billion 0.655% next $2.5 billion 0.645% next $2.5 billion 0.635% thereafter
DWS Short Term Bond Fund	0.365% to $1.5 billion 0.340% next $500 million 0.315% next $1.0 billion 0.300% next $1.0 billion 0.285% next $1.0 billion 0.270% next $1.0 billion 0.255% thereafter
DWS Small Cap Core Fund	0.665% to $500 million 0.615% next $500 million 0.565% thereafter
DWS Small Cap Value Fund	0.665% to $500 million 0.615% thereafter
DWS S&P 500 Index Fund	0.00% (1)
DWS Cash Investment Trust	0.315% to $250 million 0.295% next $750 million 0.265% next $1.5 billion 0.235% next $2.5 billion 0.215% next $2.5 billion 0.195% next $2.5 billion 0.175% next $2.5 billion 0.165% thereafter
DWS Money Market Series	0.165% to $1.5 billion 0.150% next $1.75 billion 0.135% next $1.75 billion 0.120% thereafter
DWS Tax Free Money Fund	0.415% to $500 million 0.395% thereafter
DWS U.S. Treasury Money Fund	0.315% to $500 million 0.300% next $500 million 0.285% thereafter

(1)	The Investment Management Agreement provides that the Advisor will be paid a fee of 0.15% of average daily net assets, but that such fee will not be paid so long as substantially all of the Fund’s investment assets are invested in a registered investment company that operates as a “master portfolio.”

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund’s net assets.

16

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Fundamental Investment Restrictions

Except for DWS S&P 500 Index Fund, each fund’s fundamental restriction regarding commodities is replaced with the following:

The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

DWS S&P 500 Index Fund only:

The fund’s fundamental restrictions are replaced with the following:

1.	The Portfolio (or Fund) may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	The Portfolio (or Fund) may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	The Portfolio (or Fund) may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	The Portfolio (or Fund) may not engage in the business of underwriting securities issued by others, except to the extent that the Portfolio (or Fund) may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.	The Portfolio (or Fund) may not purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Portfolio (or Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s (or Fund’s) ownership of securities.

6.	The Portfolio (or Fund) may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

17

7.	The Portfolio (or Fund) may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8.	The Portfolio (or Fund) has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DWS Cash Investment Trust and DWS Money Market Series only:

Each fund’s fundamental restriction regarding concentration is replaced with the following:

The Fund may not concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

The first paragraph under Investment Policies and Techniques – DWS Cash Investment Trust – Bank and Savings and Loan Obligations for DWS Cash Investment Trust and the first paragraph under Investment Policies and Techniques – Bank and Savings and Loan Obligations for DWS Money Market Series are replaced with the following:

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), large foreign branches of large foreign banks and smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

DWS Cash Investment Trust and DWS Money Market Series only:

The following paragraph is added under Investment Policies and Techniques for DWS Cash Investment Trust and replaces the paragraph under Investment Policies and Techniques – Concentration for DWS Money Market Series:

Concentration. The Fund “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry (i.e., banks and other financial institutions), which means that at least 25% of its total assets will be invested in obligations of banks and other financial institutions at all times.

18

DWS Cash Investment Trust only:

The last three sentences of the first paragraph under Investment Policies and Techniques – DWS Cash Investment Trust are replaced with the following:

Because the Fund concentrates its investments in obligations of banks and other financial institutions, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in obligations of banks and other financial institutions.

The second paragraph under Investment Policies and Techniques – DWS Cash Investment Trust is replaced with the following:

The Fund may invest in short-term securities consisting of obligations issued or guaranteed by the US Government, its agencies or instrumentalities; obligations of supranational organizations such as those listed below; obligations of banks, including bankers’ acceptances, certificates of deposit, deposit notes and time deposits; obligations of savings and loan institutions. The Fund will invest more than 25% of the current value of its total assets in the obligations of banks and other financial institutions (including bank obligations subject to repurchase agreements).

DWS Money Market Series only:

The last sentence in the sixth paragraph under Investment Policies and Techniques is replaced with the following:

The Fund will invest more than 25% of the current value of its total assets in the obligations of banks and other financial institutions (including bank obligations subject to repurchase agreements).

Trust/Corporate Organization

DWS Allocation Series, DWS Cash Investment Trust, DWS Funds Trust, DWS Income Trust, DWS Investment Trust, DWS Money Market Trust, DWS Municipal Trust, DWS Portfolio Trust, DWS Securities Trust, DWS State Tax Free Trust, DWS Tax Free Money Fund, DWS Tax Free Trust and DWS U.S. Treasury Money Fund only:

The following replaces all information under Trust Organization or Fund Organization with respect to the Declaration of Trust and the rights and obligations thereunder, except historical information and information relating to a Trust’s series:

Each Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Declaration of Trust”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the Shareholders; (e)2 a merger, consolidation or sale of assets; (f)2 the

Italicized provision applicable only to DWS Money Market Trust and DWS Income Trust only.

2	Noted provisions applicable to DWS Cash Investment Trust, DWS Tax Free Money Fund, DWS U.S. Treasury Money Fund, DWS Investment Trust, DWS Funds Trust, DWS Municipal Trust, DWS Allocation Series, DWS Portfolio Trust, DWS Securities Trust, DWS State Tax Free Trust, DWS Tax Free Trust and DWS Value Equity Trust only.

19

adoption of an investment advisory or management contract; (g)2 the incorporation of the Trust or any series; (h)2 any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (i) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust’s By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

20

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

DWS Global/International Fund, Inc., DWS International Fund, Inc. and DWS Mutual Funds, Inc. only:

The following replaces all information under Fund Organization with respect to the Articles of Incorporation and the rights and obligations thereunder, except historical information and information relating to a Corporation’s series:

Each Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Articles of Incorporation”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in a Fund’s prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of a Fund or a class of a Fund shall be automatically converted into shares of another Fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a Fund or a class of a Fund shall have the right to convert or exchange their shares into shares of one or more other Funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any Fund or class of a Fund (including shares of the same Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

21

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a Fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a Fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act. Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the Corporation, upon liquidation or termination of a Fund or class, shareholders of such Fund or class of a Fund shall be entitled to receive, pro rata in proportion to the number of shares of such Fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular Fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same Fund or class).

22

Part II

The following disclosure supplements the currently effective statements of additional information of each of the funds listed below:

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

Cash Reserve Fund, Inc. — Prime Series

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS High Income Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS S&P 500 Index Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

The following disclosure supplements the “Rule 12b-1 Plan” section of the funds’ Statements of Additional Information:

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a Fund. In connection with Class B shares, for example, if shares of a Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund’s shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DWS-SDI’s expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

23

Part III

The following disclosure supplements the currently effective statements of additional information of each of the funds listed below:

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS High Income Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS S&P 500 Index Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

DWS Scudder Distributors, Inc., the Fund’s distributor, has adopted an Incentive Plan (the “Plan”) covering wholesalers that are regional vice presidents (“DWS Scudder Wholesalers”). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories—”Core,” “Satellite” or “Non-Core/Satellite”–taking into consideration, among other things, the following criteria, where applicable:

•	The fund’s 3 year performance;

•	The fund’s Morningstar rating;

•	Market size for the fund category;

•	The fund’s size, including sales and redemptions of the fund’s shares;

•	The length of time the fund’s Portfolio Manager has managed the fund; and

•	The fund’s consistency with DWS Scudder’s branding.

24

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund’s placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management’s judgment based on the above criteria. In addition, management may consider a fund’s profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS fund website at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of the fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Please Retain This Supplement for Future Reference

July 27, 2006

25

DWS International Fund Annual Report dated August 31, 2006

AUGUST 31, 2006

Annual Report

to Shareholders

DWS International Fund

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A shares, Class B shares and Institutional shares and during the 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on August 2, 1999 and for Class B and C shares prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the DWS International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/06

DWS International Fund	1-Year	3-Year	5-Year	10-Year
Class A	22.24%	21.21%	8.27%	7.53%
Class B	20.92%	20.02%	7.29%	6.63%
Class C	21.26%	20.20%	7.38%	6.68%
MSCI EAFE Index+	24.28%	23.50%	11.82%	7.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 8/31/06

DWS International Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	22.65%	21.78%	8.80%	3.57%
MSCI EAFE Index+	24.28%	23.50%	11.82%	6.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.

2

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class
Net Asset Value:

8/31/06	$57.01	$56.18	$56.22	$57.10
8/31/05	$47.44	$46.74	$46.74	$47.58
Distribution Information:

Twelve Months:
Income Dividends as of 8/31/06	$.87	$.33	$.40	$1.12

Class A Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/06

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	93	of	203	46
3-Year	71	of	191	37
5-Year	115	of	160	72

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[  ] DWS International Fund — Class A

[  ] MSCI EAFE Index+

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/06

DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,521	$16,786	$14,019	$19,474
	Average annual total return	15.21%	18.85%	6.99%	6.89%
Class B	Growth of $10,000	$11,792	$17,089	$14,115	$18,999
	Average annual total return	17.92%	19.56%	7.14%	6.63%
Class C	Growth of $10,000	$12,126	$17,365	$14,277	$19,098
	Average annual total return	21.26%	20.20%	7.38%	6.68%
MSCI EAFE Index+	Growth of $10,000	$12,428	$18,835	$17,478	$19,824
	Average annual total return	24.28%	23.50%	11.82%	7.08%

3

DWS International Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,226,500	$1,805,900	$1,524,500	$1,220,100
	Average annual total return	22.65%	21.78%	8.80%	3.57%
MSCI EAFE Index+	Growth of $1,000,000	$1,242,800	$1,883,500	$1,747,800	$1,428,200
	Average annual total return	24.28%	23.50%	11.82%	6.49%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

*	Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund’s most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/06

DWS International Fund	1-Year	3-Year	5-Year	10-Year
Class S	22.61%	21.63%	8.61%	7.86%
MSCI EAFE Index+	24.28%	23.50%	11.82%	7.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information

Class S
Net Asset Value:

8/31/06	$57.34
8/31/05	$47.74
Distribution Information:

Twelve Months:
Income Dividends as of 8/31/06	$1.05

4

Class S Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/06

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	79	of	203	39
3-Year	56	of	191	30
5-Year	106	of	160	66
10-Year	14	of	70	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment

[  ] DWS International Fund — Class S

[  ] MSCI EAFE Index+

Yearly periods ended August 31

Comparative Results as of 8/31/06

DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,261	$17,992	$15,113	$21,313
	Average annual total return	22.61%	21.63%	8.61%	7.86%
MSCI EAFE Index+	Growth of $10,000	$12,428	$18,835	$17,478	$19,824
	Average annual total return	24.28%	23.50%	11.82%	7.08%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, S and Institutional shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2006 to August 31, 2006).

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2006

Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 3/1/06	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/06	$1,065.60	$1,059.80	$1,061.50	$1,067.40	$1,067.50
Expenses Paid per $1,000*	$6.82	$11.89	$10.76	$5.11	$4.79

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 3/1/06	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/06	$1,018.60	$1,013.66	$1,014.77	$1,020.27	$1,020.57
Expenses Paid per $1,000*	$6.67	$11.62	$10.51	$4.99	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS International Fund	1.31%	2.29%	2.07%	.98%	.92%

For more information, please refer to the Fund’s prospectus.

6

Portfolio Management Review

DWS International Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for DWS International Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for International Equities.

BS, Pennsylvania State University.

In the following interview, Portfolio Manager Matthias Knerr, CFA, discusses DWS International Fund’s strategy and the market environment during the 12-month period ended August 31, 2006.

Q: How did the international stock markets perform during the past 12 months?

A: International equities performed exceptionally well during the fund’s annual reporting period. The breadth of the market’s rally was evidenced by the fact that nine of the 10 major industry sectors delivered strongly positive returns. The MSCI EAFE Index — the fund’s benchmark — returned 22.04% in local currency terms and 24.28% when measured in US dollars.1 The stronger US dollar return was the result of foreign currencies making strong advances against the greenback in 2006. (Since foreign shares are denominated in local country currencies, a gain in the value of local currencies versus the dollar increases the value of the investment in US dollar terms.) International equities as an asset class outpaced the 8.88% return of US stocks, as measured by the S&P 500 Index.2

[1]	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
[2]	The Standard & Poor’s 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

7

The global equity markets generally produced strong results from the beginning of the annual period through the end of April. However, growing inflationary concerns and continued interest rate increases by central banks worldwide sparked a correction in May and June. Investors grew highly risk-averse during this time, leading to sharp underperformance for riskier assets such as stocks in the emerging market and small-cap asset classes. The markets subsequently recovered during the summer months, as geopolitical concerns waned and investors became convinced that the US Federal Reserve Board (the Fed) was nearing the end of its long series of interest rate increases.

From a sector perspective, the biggest winners during the past year were materials and financials stocks. With respect to materials, surging demand from the emerging Asia region continued to drive prices higher for a number of commodities, including steel and copper. In addition, prices for precious metals, including gold, soared as investors sought a hedge against global inflationary pressures. Regarding the financials sector, the top performers for the period were found in Japan, where real estate and diversified banks outperformed amid signs of an improving macroeconomic environment.

On a regional basis, Continental European markets generated solid returns for the period under review. Earnings results generally came in at or above consensus, and merger and acquisition activity continued to pick up. In fact, corporate merger applications in Europe are being filed at a record rate according to the European Commission, which expects that 2006 figures will exceed the previous record set in 2000. Among the largest headline deals announced during the year was the merger between Banca Intesa and Sanpaolo IMI, the second- and third-biggest banks in Italy, a deal which would create the largest financial entity in the country. Other major deals were E.ON’s bid for Endesa in the utilities sector and Bayer AG’s bid for Schering in health care. Record levels of earnings and free cash flow have enabled companies to grow business lines by increasing their asset bases via acquisitions, a trend that has helped fuel the performance of select European markets and industries. Additionally, it was reported that the Eurozone (comprised of European countries that have adopted the Euro) economies grew 0.9% during the second quarter, which marks the highest rate of growth in six years. The second quarter of 2006 also represented the first time that the Eurozone outpaced the growth of the United States since early 2001.

Q: How did the fund perform in this environment?

A: The total return of the fund’s Class A shares for the 12 months ended August 31, 2006, was 22.24%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) For the period, the MSCI EAFE Index (the fund’s benchmark) returned 24.28%, while the average return of the 203 funds in the Lipper International Large-Cap Core Funds category was 21.97%.3

[3]	International large-cap core funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI. It is not possible to invest directly in a Lipper category.

Q: What elements of the fund’s positioning contributed to its performance?

A: When discussing performance results, it is important to keep in mind that the fund’s regional investment profile is a residual effect of our bottom-up stock selection process. As a result, the fund may deviate from the country or sector allocations of the MSCI EAFE Index benchmark.

From an allocation standpoint, the fund’s overweight (a weighting greater than that of the benchmark) in emerging market equities contributed positively to return. The fund’s energy and materials positions in Brazil and Russia performed very well as global demand for commodities remained elevated over the annual period. Additionally, strong contributions were generated by select positions in Indonesia, Mexico, South Korea and Taiwan.

The fund’s underweight (a weighting less than that of the benchmark) in Japan was a net detractor to relative performance. Helped by the backdrop of an improving macroeconomic environment, Japan’s market outperformed the benchmark by a wide margin during the past 12 months.

8

Q: What stock-specific factors helped benchmark relative performance?

A: The primary contributor to the fund’s outperformance was its underweight position in the telecommunications sector, coupled with strong stock selection in the group. The fund’s avoidance of the largest telecom stocks in the benchmark — including France Telecom, Deutsche Telekom and Telecom Italia — provided a boost relative to the index. Europe’s former state-run monopolies have struggled to maintain their subscriber bases as consumers defect to cheaper wireless and Internet services alternatives. The fund also received a lift from its stake in Telekom Indonesia (not held by the portfolio at the end of the reporting period), Indonesia’s largest telephone company. The company was able to increase its profitability by attracting customers through cheaper mobile phone rates and greater geographic coverage in its home market.

The next best-performing sector for the fund was health care. Shares of Germany’s Fresenius Medical Care AG & Co., the world’s largest provider of kidney dialysis, continued to appreciate following the company’s upbeat forecast that highlighted positive results from its US renal care division. Another top individual contributor was Denmark’s Novo Nordisk AS, a provider of diabetes care and hemophilia treatments. Sales of NovoSeven, the company’s main hemophilia treatment, rose sharply in the first half as doctors have begun to expand the usage of the drug into areas such as strokes and trauma. Novo Nordisk remains the global leader in diabetes care with over eight decades of experience in insulin based treatments. Shares of Stada Arzneimittel AG, a German manufacturer of generic cancer pharmaceuticals, appreciated after it announced the acquisition of Serbia’s Hemofarm Koncern AD, a manufacturer of cardiovascular treatments and painkillers. Generic drug makers have benefited from the loss of patent protection from some of the world’s top-selling drugs. Additionally, the Hemofarm’s acquisition was viewed as being both reasonably priced and a means of giving the company increased penetration to Eastern European markets. Switzerland’s Roche Holding AG, the world’s largest maker of cancer medicines, also rose sharply after reporting a substantial rise in first half profits.

The information technology sector was another area of outperformance for the fund. Shares of Canon, Inc., Japan’s largest maker of electronics goods, rose due to higher US demand for cameras and inkjet printers used by small- and medium-sized businesses. The company continues to deliver strong results from its “razor-and-razor blade” business model, which consists of selling printers at lower profit margins to create a large installed base, coupled with sales of ink products sold at higher margins. Additionally, South Korea’s Hynix Semiconductor Co., Ltd., a manufacturer of flash memory chips, outperformed after a first quarter global glut of chip supply began to ease, calming fears that the price of its products would fall rapidly. The stock has since been sold from the fund.

Our stock selection was also broadly positive in the financials sector. Capitalia SpA, Italy’s fourth-largest bank by assets in its home market, reported profits that tripled over last year. In addition to having to set aside less money to cover bad loans, the company has also been cutting costs and selling peripheral assets to increase its earnings stream. We have since elected to sell Capitalia from the fund in order to lock in profits. Shares of Mitsui Fudosan Co., Ltd., a Japanese real estate developer, also outperformed over the 12-month cycle due to the continued firming of the Japanese real estate market. The company has seen a large improvement in its profit margins as office vacancy rates have shrunk and condominium sales have been improved. Other strong contributors within the sector include Mizuho Financial Group, Inc. (Japan), Deutsche Boerse AG (Germany), Hammerson PLC (UK) and Banca Italease (Italy).

Q: What areas of the fund detracted from overall results?

A: The fund’s largest underperformance relative to the index was in the consumer discretionary sector. Shares of Finland’s Nokian Renkaat Oyj, the biggest Nordic tire maker, fell after the company reported a profit shortfall due to increased spending on raw materials, such as rubber, in the second quarter. Additionally Sega Sammy, Japan’s lead maker of games and toys, released full-year net income figures that came in slightly below market expectations. The stock is no longer held in the fund.

The fund’s slight underweight in materials stocks also weighed on fund returns given the sector’s substantial outperformance. The remarkable escalation of metals prices boosted the profitability of a number of companies the fund did not hold, including Anglo American and Arcelor.

The industrials sector was the only other area of under- performance. Despite very strong results from the fund’s holdings in Mitsubishi Corp, Actividades de Construccion y Servicios SA (since sold from the fund) and Gol-Linhas Aereas Inteligentes SA, the performance of these stocks was not enough to offset the sluggish returns generated by Grafton Group PLC and Smiths Group PLC. In the case of the former, the Irish building supplier’s results were affected by a swoon of the UK housing market. With respect to the latter, shares of the UK avionics and aerospace company were flat as increasing research and development expenses depressed its profit margins. Both Grafton and Smiths have been eliminated from the fund’s portfolio.

9

Q: What is your general outlook for the next 12 months?

A: The lagged effect of higher interest rates, stubbornly higher oil prices and the heavy debt burden of the US consumer have resulted in slower global economic growth. This should not come as a surprise; in fact, it is remarkable the extent to which the global economy has continued to boom despite these headline-grabbing headwinds. In this environment, corporate cash flows and balance sheets — both of which have been supported by at- or near-record profit margins — remain very strong. This, though, is a source of potential risk.

Around the globe, inflation continues to creep higher. Its effects are seen not only in raw materials costs, but also in financing costs and wage growth. The problem with price inflation is that once it is in the system, it is difficult to remove. Central banks are clearly concerned, as evidenced by the surprise move by the Bank of England to raise rates during August despite clear evidence of a weakening economy and a struggling UK consumer. These factors point to rising input costs for global corporations. At the same time, slower economic conditions also are likely to present a challenge to many companies. We believe revenue growth will be increasingly difficult to find, which, in combination with rising costs, means that the current high level of profit margins could well be the peak for this economic cycle.

Selective investment is therefore critical at this stage. Some companies will be hurt by the combination of slowing revenues and rising costs, but others will continue to execute. Specifically, we believe those companies with pricing power (as a result of superior branding, competitive positioning, access to higher growth markets or scale economies) should be in the best position to handle the changing environment and, as a result, are likely to be rewarded by investors. With this as the likely backdrop in the months ahead, we will continue to use intensive fundamental company research to determine which companies we believe are best positioned to generate outperformance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	8/31/06	8/31/05
Common Stocks	96%	99%
Cash Equivalents	2%	1%
Preferred Stocks	2%	—
	100%	100%

Geographical Diversification (As a % of Common and Preferred Stocks)	8/31/06	8/31/05
Europe (excluding United Kingdom)	53%	53%
Japan	21%	21%
United Kingdom	19%	17%
Latin America	4%	1%
Pacific Basin	3%	8%
	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks)	8/31/06	8/31/05
Financials	34%	29%
Health Care	11%	7%
Consumer Discretionary	11%	16%
Industrials	9%	10%
Materials	9%	7%
Energy	8%	9%
Consumer Staples	7%	6%
Information Technology	5%	6%
Telecommunication Services	3%	6%
Utilities	3%	4%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

10

Ten Largest Equity Holdings at August 31, 2006 (21.8% of Net Assets)

1. Total SA Produces, refines, transports and markets oil and natural gas	France	2.7%

2. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	2.4%

3. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	2.2%

4. Canon, Inc. Producer of visual image and information equipment	Japan	2.2%

5. UBS AG Provider of wealth management, investment banking and asset management services	Switzerland	2.2%

6. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.1%

7. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	2.1%

8. Societe Generale Provides various banking services	France	2.1%

9. BHP Biliton PLC Explorer, producer and marketer of aluminum and other metal products	United Kingdom	2.0%

10. Mitsubishi Corp. Operator of a general trading company	Japan	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

11

Investment Portfolio as of August 31, 2006

	Shares	Value ($)
Common Stocks 95.1%
Australia 1.1%
Australia & New Zealand Banking Group Ltd. (Cost $10,718,528)	890,198	18,520,899

Belgium 2.5%
InBev NV	384,700	19,975,544
Umicore	156,800	22,800,362
(Cost $37,749,245)		42,775,906

Brazil 2.5%
Companhia Vale do Rio Doce (ADR)	529,036	11,342,532
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	458,400	16,002,744
Petroleo Brasileiro SA (ADR)	169,330	15,182,128
(Cost $22,360,591)		42,527,404

Denmark 1.0%
Novo Nordisk AS “B” (Cost $13,820,951)	223,400	16,517,879

Finland 3.0%
Fortum Oyj	459,700	12,367,833
Nokia Oyj	750,097	15,712,128
Nokia Oyj (ADR)	226,996	4,739,677
Nokian Renkaat Oyj (a)	1,021,910	17,897,031
(Cost $42,501,286)		50,716,669

France 8.2%
Axa	570,092	21,180,820
CNP Assurances	107,677	11,125,695
Pernod Ricard SA (a)	42,571	9,288,131
Schneider Electric SA	158,739	16,930,419
Societe Generale	215,639	34,809,492
Total SA	669,940	45,232,058
(Cost $89,333,803)		138,566,615

Germany 12.3%
BASF AG	224,851	18,531,399
Bayer AG	351,811	17,429,439
Commerzbank AG	712,708	24,927,235
Continental AG	121,138	12,958,857
Deutsche Boerse AG	138,009	20,946,701
Deutsche Post AG (Registered)	441,930	11,204,671
E.ON AG	226,952	28,831,707
Fresenius Medical Care AG & Co.	110,061	14,520,654
Hypo Real Estate Holding AG	603,828	37,441,948
Merck KGaA	131,099	13,015,021
Stada Arzneimittel AG (a)	175,241	8,551,583
(Cost $136,273,044)		208,359,215

Greece 2.5%
Alpha Bank AE	405,226	10,777,660
Hellenic Telecommunications Organization SA*	561,320	12,944,427
National Bank of Greece SA	465,700	19,330,856
(Cost $29,721,440)		43,052,943

India 0.8%
ICICI Bank Ltd. (Cost $6,802,462)	995,100	13,185,997

Ireland 2.6%
Anglo Irish Bank Corp. PLC	1,086,919	17,963,325
CRH PLC (b)	591,900	20,497,185
CRH PLC (b)	139,400	4,834,492
(Cost $34,126,257)		43,295,002

12

Italy 4.2%
Banca Italease (a)	602,900	28,903,397
Saras SpA Raffinerie Sarde* (a)	2,148,042	11,998,559
UniCredito Italiano SpA	3,768,200	30,027,845
(Cost $69,819,664)		70,929,801

Japan 20.1%
AEON Co., Ltd.	534,400	13,451,612
Canon, Inc.	745,000	37,061,204
Credit Saison Co., Ltd.	310,800	14,005,128
Daito Trust Construction Co., Ltd.	335,400	17,427,829
Komatsu Ltd.	908,000	16,590,656
Makita Corp.	604,000	17,750,330
Mitsubishi Corp.	1,492,200	30,379,130
Mitsubishi UFJ Financial Group, Inc.	909	12,388,943
Mitsui Fudosan Co., Ltd.	885,000	19,826,654
Mitsui Sumitomo Insurance Co., Ltd.	947,000	11,551,633
Mizuho Financial Group, Inc.	3,497	28,269,117
Nippon Mining Holdings, Inc.	1,503,000	11,010,520
Nishi-Nippon City Bank, Ltd.	2,475,000	12,017,122
Nissan Motor Co., Ltd.	1,497,333	17,014,713
Shinsei Bank Ltd.	2,275,000	14,011,031
Sumitomo Corp.	1,285,000	17,371,225
Sumitomo Metal Mining Co., Ltd.	570,000	8,035,692
Toyota Motor Corp.	457,900	24,846,229
Yamaha Motor Co., Ltd.	610,000	16,263,895
(Cost $236,875,423)		339,272,663

Korea 0.9%
Samsung Electronics Co., Ltd. (Cost $3,082,565)	21,741	14,700,562

Luxembourg 0.8%
Millicom International Cellular SA* (Cost $12,960,220)	366,500	14,300,830

Mexico 1.2%
Fomento Economico Mexicano SA de CV (ADR) (Cost $14,501,238)	214,100	20,108,272

Netherlands 1.3%
ING Groep NV (CVA) (Cost $20,165,139)	531,400	22,977,097

Norway 2.0%
Aker Kvaerner ASA	111,800	10,698,988
Norsk Hydro ASA	886,300	22,851,455
(Cost $31,889,421)		33,550,443

Russia 0.6%
Novolipetsk Steel (GDR) 144A	32,912	648,367
OAO Gazprom (ADR) (REG S) (b)	190,732	8,983,477
OAO Gazprom (ADR) (REG S) (b)	5,709	268,894
(Cost $3,459,089)		9,900,738

Sweden 2.0%
Assa Abloy AB “B”	799,400	14,009,466
Atlas Copco AB “B”	513,900	12,409,961
Swedish Match AB	423,400	7,157,159
(Cost $34,872,010)		33,576,586

Switzerland 6.1%
Novartis AG (Registered)	379,675	21,669,715
Roche Holding AG (Genusschein)	189,498	34,932,848
UBS AG (Registered)	654,910	37,059,334
Xstrata PLC	206,869	9,287,906
(Cost $50,621,666)		102,949,803

Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd. (Cost $3,974,197)	1,476,323	8,324,834

Turkey 0.4%
Turkiye Is Bankasi (Isbank) “C” (Cost $5,274,752)	1,093,700	6,309,664

13

United Kingdom 18.5%
AstraZeneca PLC	278,319	18,038,939
BHP Billiton PLC	1,824,249	34,769,367
BP PLC	1,311,432	14,907,290
GlaxoSmithKline PLC	1,442,026	40,855,884
Hammerson PLC	734,402	17,786,871
Imperial Tobacco Group PLC	682,130	23,508,467
Informa PLC	1,011,634	8,436,768
Kensington Group PLC	412,923	6,533,542
Ladbrokes PLC	1,754,759	12,771,549
Prudential PLC	1,276,626	14,329,337
Rolls-Royce Group PLC*	2,161,753	17,956,434
Royal Bank of Scotland Group PLC	1,073,333	36,418,393
Standard Life PLC*	2,928,534	14,665,086
Tesco PLC	1,840,114	13,217,599
Vodafone Group PLC	7,445,143	16,125,123
Whitbread PLC	972,728	22,669,995
(Cost $241,792,270)		312,990,644
Total Common Stocks (Cost $1,152,695,261)		1,607,410,466

Preferred Stocks 1.6%
Germany
Fresenius AG	88,518	15,216,655
Porsche AG	12,270	12,579,065
Total Preferred Stocks (Cost $25,197,771)		27,795,720

Securities Lending Collateral 3.2%
Daily Assets Fund Institutional, 5.28% (c) (d) (Cost $53,954,696)	53,954,696	53,954,696

Cash Equivalents 2.2%
Cash Management QP Trust, 5.33% (e) (Cost $36,674,485)	36,674,485	36,674,485

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,268,522,213)+	102.1	1,725,835,367
Other Assets and Liabilities, Net	(2.1)	(35,340,187)
Net Assets	100.0	1,690,495,180

*	Non-income producing security.
+	The cost for federal income tax purposes was $1,291,909,939. At August 31, 2006, net unrealized appreciation for all securities based on tax cost was $433,925,428. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $477,347,590 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $43,422,162.
(a)	All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at August 31, 2006 amounted to $51,538,673 which is 3.0% of net assets.
(b)	Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending.
(e)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Asndelen

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

14

Financial Statements

Statement of Assets and Liabilities as of August 31, 2006

Assets
Investments:

Investments in securities, at value (cost $1,177,893,032) — including $51,538,673 of securities loaned	$1,635,206,186
Investment in Daily Assets Fund Institutional (cost $53,954,696)*	53,954,696
Investment in Cash Management QP Trust (cost $36,674,485)	36,674,485
Total investments in securities, at value (cost $1,268,522,213)	1,725,835,367
Cash	88
Foreign currency, at value (cost $14,462,413)	14,472,525
Receivable for investments sold	12,679,334
Dividends receivable	1,321,836
Interest receivable	153,146
Receivable for Fund shares sold	264,516
Foreign taxes recoverable	472,579
Due from Advisor	335,338
Other assets	33,725
Total assets	1,755,568,454
Liabilities
Payable upon return of securities loaned	53,954,696
Payable for investments purchased	6,824,132
Payable for Fund shares redeemed	1,326,688
Deferred foreign taxes payable	8,975
Accrued management fee	836,693
Other accrued expenses and payables	2,122,090
Total liabilities	65,073,274
Net assets, at value	$1,690,495,180

Net Assets
Net assets consist of:

Undistributed net investment income	19,838,630
Net unrealized appreciation (depreciation) on:

Investments (net of deferred foreign taxes of $8,975)	457,304,179
Foreign currency related transactions	33,299
Accumulated net realized gain (loss)	(773,928,703)
Paid-in capital	1,987,247,775
Net assets, at value	$1,690,495,180

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

15

Statement of Assets and Liabilities as of August 31, 2006 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price(a) per share ($241,476,158 ÷ 4,235,990 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$57.01
Maximum offering price per share (100 ÷ 94.25 of $57.01)	$60.49
Class B
Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,389,213 ÷ 505,341 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$56.18
Class C
Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,897,939 ÷ 407,264 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$56.22
Class S
Net Asset Value, offering and redemption price(a) per share ($1,389,658,614 ÷ 24,236,553 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$57.34
Institutional Class
Net Asset Value, offering and redemption price(a) per share ($8,073,256 ÷ 141,393 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$57.10

(a)	Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

16

Statement of Operations for the year ended August 31, 2006

Investment Income
Income:

Dividends (net of foreign taxes withheld of $3,857,493)	$54,117,845
Interest — Cash Management QP Trust	859,993
Interest	13,866
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,780,732
Total Income	56,772,436
Expenses:

Management fee	10,835,832
Administration fee	410,578
Services to shareholders	3,580,412
Custodian and accounting fees	1,131,804
Distribution service fees	1,089,254
Auditing	75,800
Legal	109,597
Directors’ fees and expenses	46,685
Reports to shareholders and shareholder meeting	818,478
Registration fees	81,215
Other	135,913
Total expenses before expense reductions	18,315,568
Expense reductions	(159,744)
Total expenses after expense reductions	18,155,824
Net investment income (loss)	38,616,612

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments (net of foreign taxes of $28,778)	310,105,324
Foreign currency related transactions	(583,461)
Net increase from payments by affiliates and gain (losses) realized on a trade executed incorrectly	—
309,521,863
Net unrealized appreciation (depreciation) during the period on:

Investments (net of deferred foreign tax credit of $202,147)	(13,301,196)
Foreign currency related transactions	10,182
(13,291,014)
Net gain (loss) on investment transactions	296,230,849
Net increase (decrease) in net assets resulting from operations	$334,847,461

The accompanying notes are an integral part of the financial statements.

17

Statement of Changes in Net Assets

	Years Ended August 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations:

Net investment income (loss)	$38,616,612	$24,357,672
Net realized gain (loss) on investment transactions	309,521,863	195,788,430
Net unrealized appreciation (depreciation) during the period on investment transactions	(13,291,014)	160,865,869
Net increase (decrease) in net assets resulting from operations	334,847,461	381,011,971
Distributions to shareholders from:

Net investment income:

Class A	(3,830,201)	(2,251,691)
Class B	(213,541)	(53,018)
Class C	(178,554)	(63,244)
Class AARP	(491,370)	(301,489)
Class S	(27,162,547)	(19,266,523)
Institutional Class	(117,685)	(113,152)
Fund share transactions:

Proceeds from shares sold	152,906,437	154,941,844
Reinvestment of distributions	29,508,984	20,351,593
Cost of shares redeemed	(383,900,323)	(503,357,180)
Redemption fees	37,431	37,489
Net increase (decrease) in net assets from Fund share transactions	(201,447,471)	(328,026,254)
(Increase) decrease in net assets	101,406,092	30,936,600
Net assets at beginning of period	1,589,089,088	1,558,152,488
Net assets at end of period (including undistributed net investment income of $19,838,630 and $12,717,730, respectively)	$1,690,495,180	$1,589,089,088

The accompanying notes are an integral part of the financial statements.

18

Financial Highlights

Class A

Years Ended August 31,	2006		2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$47.44		$37.86	$33.18	$32.35	$40.03
Income (loss) from investment operations:

Net investment income (loss)[a]	1.13	[e]	.56	.16	.26	.10
Net realized and unrealized gain (loss) on investment transactions	9.31		9.48	4.82	.79	(7.76)
Total from investment operations	10.44		10.04	4.98	1.05	(7.66)
Less distributions from:

Net investment income	(.87)		(.46)	(.30)	(.22)	(.02)
Redemption fees*	.00		.00	.00	.00	.00
Net asset value, end of period	$57.01		$47.44	$37.86	$33.18	$32.35
Total Return (%)[b]	22.24	[c]	26.63	15.06	3.28	(19.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	241		219	192	204	218
Ratio of expenses before expense reductions (%)	1.32		1.33	1.55	1.49	1.31 [d]
Ratio of expenses after expense reductions (%)	1.30		1.33	1.55	1.49	1.31 [d]
Ratio of net investment income (loss) (%)	2.16	[e]	1.28	.41	.84	.28
Portfolio turnover rate (%)	76		57	82	104	105

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.
[e]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

19

Class B

Years Ended August 31,	2006		2005		2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$46.74		$37.36		$32.74	$31.95	$39.83
Income (loss) from investment operations:

Net investment income (loss)[a]	.51	[e]	.13		(.14)	.03	(.17)
Net realized and unrealized gain (loss) on investment transactions	9.26		9.31		4.77	.76	(7.71)
Total from investment operations	9.77		9.44		4.63	.79	(7.88)
Less distributions from:

Net investment income	(.33)		(.06)		(.01)	—	—
Redemption fees*	.00		.00		.00	.00	.00
Net asset value, end of period	$56.18		$46.74		$37.36	$32.74	$31.95
Total Return (%)[b]	20.92	[c]	25.21	[c]	14.19 [c]	2.47	(19.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28		33		40	47	60
Ratio of expenses before expense reductions (%)	2.42		2.62		2.49	2.27	2.08 [d]
Ratio of expenses after expense reductions (%)	2.35		2.37		2.37	2.27	2.08 [d]
Ratio of net investment income (loss) (%)	1.00	[e]	.24		(.41)	.06	(.49)
Portfolio turnover rate (%)	76		57		82	104	105

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.
[e]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

20

Class C

Years Ended August 31,	2006		2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$46.74		$37.35	$32.74	$31.94	$39.82
Income (loss) from investment operations:

Net investment income (loss)[a]	.67	[d]	.18	(.14)	.03	(.17)
Net realized and unrealized gain (loss) on investment transactions	9.21		9.32	4.76	.77	(7.71)
Total from investment operations	9.88		9.50	4.62	.80	(7.88)
Less distributions from:

Net investment income	(.40)		(.11)	(.01)	—	—
Redemption fees*	.00		.00	.00	.00	.00
Net asset value, end of period	$56.22		$46.74	$37.35	$32.74	$31.94
Total Return (%)[b]	21.26		25.44	14.17 [c]	2.50	(19.79)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23		22	22	22	24
Ratio of expenses before expense reductions (%)	2.11		2.24	2.38	2.26	2.11
Ratio of expenses after expense reductions (%)	2.11		2.24	2.36	2.26	2.11
Ratio of net investment income (loss) (%)	1.31	[d]	.37	(.40)	.07	(.52)
Portfolio turnover rate (%)	76		57	82	104	105

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

Class S

Years Ended August 31,	2006		2005	2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$47.74		$38.10	$33.36		$32.51	$40.24
Income (loss) from investment operations:

Net investment income[a]	1.28	[c]	.71	.30		.35	.19
Net realized and unrealized gain (loss) on investment transactions	9.37		9.54	4.86		.80	(7.80)
Total from investment operations	10.65		10.25	5.16		1.15	(7.61)
Less distributions from:

Net investment income	(1.05)		(.61)	(.42)		(.30)	(.12)
Redemption fees*	.00		.00	.00		.00	.00
Net asset value, end of period	$57.34		$47.74	$38.10		$33.36	$32.51
Total Return (%)	22.61	[b]	27.06	15.49	[b]	3.62	(18.94)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,390		1,278	1,273		1,444	1,872
Ratio of expenses before expense reductions (%)	1.02		.98	1.23		1.18	1.06
Ratio of expenses after expense reductions (%)	1.01		.98	1.17		1.18	1.06
Ratio of net investment income (%)	2.40	[c]	1.63	.79		1.15	.53
Portfolio turnover rate (%)	76		57	82		104	105

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

21

Institutional Class

Years Ended August 31,	2006		2005	2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$47.58		$37.99	$33.28		$32.42	$40.13
Income (loss) from investment operations:

Net investment income[a]	1.52		.76	.39		.43	.28
Net realized and unrealized gain (loss) on investment transactions	9.12		9.51	4.84		.80	(7.79)
Total from investment operations	10.64		10.27	5.23		1.23	(7.51)
Less distributions from:

Net investment income	(1.12)		(.68)	(.52)		(.37)	(.20)
Redemption fees*	.00		.00	.00		.00	.00
Net asset value, end of period	$57.10		$47.58	$37.99		$33.28	$32.42
Total Return (%)	22.65	[b]	27.18	15.77	[b]	3.90	(18.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		9	8		21	16
Ratio of expenses before expense reductions (%)	.98		.85	.96		.92	.83
Ratio of expenses after expense reductions (%)	.96		.85	.94		.92	.83
Ratio of net investment income (%)	2.87	[c]	1.76	1.02		1.41	.76
Portfolio turnover rate (%)	76		57	82		104	105

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

22

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Fund (formerly Scudder International Fund) (the “Fund”) is a diversified series of DWS International Fund, Inc. (formerly Scudder International Fund, Inc.) (the “Corporation”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.) Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

23

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $773,616,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($311,201,000) and August 31, 2011(462,415,000) the respective expiration dates, whichever occurs first. During the year ended August 31, 2006, the Fund utilized $303,864,000 of prior year capital loss carryforwards.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2006, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$42,913,472
Capital loss carryforwards	$(773,616,000)
Net unrealized appreciation (depreciation) on investments	$433,925,428

24

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2006	2005
Distributions from ordinary income	$31,993,898	$22,049,117

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $1,248,852,197 and $1,491,902,341, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from September 1, 2005 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

Annual Management Fee Rate
First $6 billion of the Fund’s average daily net assets	.675%
Next $1 billion of such net assets	.625%
Over $7 billion of such net assets	.600%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund’s average daily net assets accrued daily and payable monthly, at the following annual rate:

Annual Management Fee Rate
First $6 billion of the Fund’s average daily net assets	.590%
Next $1 billion of such net assets	.540%
Over $7 billion of such net assets	.515%

25

Accordingly, for the year ended August 31, 2006, the fee pursuant to the management agreements was equivalent to an annual effective rate of 0.65% of the Fund’s average daily net assets.

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, served as subadvisor through September 30, 2005 with respect to the investment and reinvestment of assets in the Fund. On July 7, 2005, Deutsche Bank AG, the parent company of the Fund’s Advisor, entered into an agreement with Aberdeen Asset Management PLC (“Aberdeen”) to sell parts of its asset management business based in London and Philadelphia. As a result, DeAMIS was sold to Aberdeen. The Fund’s Board allowed its subadvisory agreement with DeAMIS, due for renewal on September 30, 2005, to expire and only the Fund’s Management Agreement with DeIM was approved for continuation. Aberdeen plays no role in managing the Fund.

For the period from September 1, 2005 through February 28, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund expenses (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage and interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.35%
Class B	1.37%
Class C	1.36%
Class S	1.24%
Institutional Class	.94%

Effective March 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses, such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.34%
Class B	2.25%
Class C	2.25%
Institutional Class	.88%

For Class S shares, effective March 1, 2006 through July 16, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.46%. Effective July 17, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 0.94%.

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through August 31, 2006, the Advisor received an Administration Fee of $410,578, of which $141,800 is unpaid.

26

Service Provider Fees. DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation (“DWS-SSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP (through July 14, 2006) and Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. (“DST”), DWS-SISC and DWS-SCC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2006
Class A	$519,972	$31,695	$105,417
Class B	182,332	23,805	37,845
Class C	61,434	—	23,045
Class AARP	101,657	—	24,317
Class S	1,584,236	92,286	312,794
Institutional Class	8,323	1,667	—
	$2,457,954	$149,453	$503,418

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from September 1, 2005 through May 31, 2006, the amounts charged to the Fund by DWS-SFAC for accounting services aggregated $503,034, all of which is paid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. (“DWS-SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2006
Class B	$236,602	$20,747
Class C	171,530	15,389
	$408,132	$36,136

In addition, DWS-SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2006	Annual Effective Rate
Class A	$548,911		$95,145.24%
Class B	77,280		12,748.24%
Class C	54,931		7,142.24%
	$681,122		$115,035

27

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2006 aggregated $15,131.

In addition, DWS-SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2006, the CDSC for Class B and C shares aggregated $97,279 and $1,812, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2006, DWS-SDI received $673.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $27,720, of which $6,840 is unpaid.

Directors’ Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into Class S shares of the Fund. The conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Expense Reductions

For the year ended August 31, 2006, the Advisor reimbursed the Fund $10,291, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

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F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	863,751	$45,836,447	1,016,052	$44,011,621
Class B	94,812	4,918,013	116,972	4,951,557
Class C	90,126	4,707,899	127,573	5,386,704
Class AARP	83,055	4,490,357	80,734	3,497,237
Class S	1,629,654	86,488,773	2,044,084	87,962,103
Institutional Class	122,336	6,464,948	208,621	9,132,622
		$152,906,437		$154,941,844
Shares issued to shareholders in reinvestment of distributions
Class A	72,043	$3,631,717	49,070	$2,129,658
Class B	4,154	207,751	1,204	51,917
Class C	3,339	166,870	1,390	59,794
Class AARP	9,002	455,434	6,429	280,041
Class S	492,678	24,929,527	406,541	17,717,031
Institutional Class	2,336	117,685	2,607	113,152
		$29,508,984		$20,351,593
Shares redeemed
Class A	(1,314,465)	$(68,658,579)	(1,530,591)	$(65,754,074)
Class B	(310,108)	(16,112,169)	(470,874)	(19,893,079)
Class C	(165,557)	(8,579,993)	(228,615)	(9,734,100)
Class AARP	(87,607)	(4,620,492)	(133,700)	(5,783,017)
Class S	(5,235,374)	(277,376,864)	(9,081,899)	(391,666,255)
Institutional Class	(168,445)	(8,552,226)	(235,627)	(10,526,655)
		$(383,900,323)		$(503,357,180)
Shares converted*
Class AARP	(573,428)	(30,188,152)	—	—
Class S	572,613	30,188,152	—	—
		$—		$—
Redemption fees		$37,431		$37,489
Net increase (decrease)
Class A	(378,671)	$(19,173,281)	(465,469)	$(19,612,001)
Class B	(211,142)	(10,984,802)	(352,698)	(14,889,500)
Class C	(72,092)	(3,705,161)	(99,652)	(4,287,598)
Class AARP	(568,978)	(29,862,398)	(46,537)	(2,005,375)
Class S	(2,540,429)	(135,752,236)	(6,631,274)	(285,950,899)
Institutional Class	(43,773)	(1,969,593)	(24,399)	(1,280,881)
		$(201,447,471)		$(328,026,254)

*	On July 14, 2006, Class AARP shares were converted into Class S shares.

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G. Payments made by Affiliates

During the year ended August 31, 2006, the Advisor has agreed to fully reimburse the Fund $335,338 for losses incurred on trades executed incorrectly. The amount of these losses was less than $.01 per share, thus having no impact on the Fund’s total return.

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

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Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission (“SEC”) and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS International Fund (formerly Scudder International Fund) (the “Fund”) at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 26, 2006                             PricewaterhouseCoopers LLP

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Tax Information (Unaudited)

The Fund paid foreign taxes of $2,919,532 and earned $42,332,104 of foreign source income during the year ended August 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.10 per share as foreign taxes paid and $1.43 per share as income earned from foreign sources for the year ended August 31, 2006.

For federal income tax purposes, the Fund designates $63,773,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of DWS International Fund (the “Fund”) was held on May 5, 2006 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. (“Number of Votes” represents all funds that are series of DWS International Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	44,300,607.035	1,995,374.833
Dawn-Marie Driscoll	44,290,254.185	2,005,727.683
Keith R. Fox	44,219,333.965	2,076,647.903
Kenneth C. Froewiss	44,192,478.238	2,103,503.630
Martin J. Gruber	44,151,118.992	2,144,862.876
Richard J. Herring	44,126,900.988	2,169,080.880
Graham E. Jones	44,041,331.504	2,254,650.364
Rebecca W. Rimel	44,178,552.059	2,117,429.809
Philip Saunders, Jr.	44,046,121.543	2,249,860.325
William N. Searcy, Jr.	44,116,236.519	2,179,745.349
Jean Gleason Stromberg	44,181,835.442	2,114,146.426
Carl W. Vogt	44,209,521.653	2,086,460.215
Axel Schwarzer	44,171,355.974	2,124,625.894

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
14,190,701.063	622,651.372	658,365.899	2,606,060.000

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II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
13,187,974.996	1,633,091.194	650,652.144	2,606,060.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
13,882,816.307	905,681.207	683,220.820	2,606,060.000

The meeting was adjourned until June 1, 2006, at which time the following matter was voted upon by the shareholders.

IV-C. Approval of Amended and Restated Articles of Incorporation. (“Number of Votes” represents all funds that are series of DWS International Fund, Inc.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
43,036,276.018	2,136,331.317	1,854,195.596	6,551,572.000

*	Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund as of August 31, 2006. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

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Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88

Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

34

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

35

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	86

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Interested Board Member

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; DWS Global High Income Fund, Inc. (since August 2006); DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

Officers3

Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management

Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management

37

Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management

Kathleen Sullivan D’Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management

John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

[1]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[2]	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
[3]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
[4]	Executive title, not a board directorship.
[5]	Address: 345 Park Avenue, New York, New York 10154.
[6]	Address: Two International Place, Boston, MA 02110.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

38

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.

Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SUIIX
CUSIP Number	23337R-858	23337R-841	23337R-833	23337R-791
Fund Number	468	668	768	1468

39

For shareholders of Class S

Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.

Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class S
Nasdaq Symbol	SCINX
Fund Number	2068

40

DWS International Equity Fund, a series of DWS Advisor Funds, Annual Report dated October 31, 2006

To be filed by pre-effective amendment.

DWS International Equity Portfolio Annual Report dated October 31, 2006

To be filed by Pre-Effective Amendment.

PART C: OTHER INFORMATION

Item 15. Indemnification

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

Sections 4.1, 4.2 and 4.3 of Article Fourth of Registrant’s Articles of Amendment and Restatement, included as Exhibit (a)(7) to this Registration Statement and filed herein by reference, provide as follows:

Section 4.1. Limitation of Liability. To the fullest extent permitted by the 1940 Act and the Maryland General Corporation Law, no director or former director and no officer or former officer of the Corporation shall be personally liable to the Corporation or its Shareholders for money damages. No amendment to the Charter or repeal of any of its provisions shall limit or eliminate the benefits provided by this Section 4.1 to directors or former directors or officers or former officers with respect to any act or omission that occurred prior to such amendment or repeal.

Section 4.2. Indemnification.

(a) Any word or words used in this Section 4.2 that are defined in Section 2-418 of the Maryland General Corporation Law (the “Indemnification Section”) shall have the same meaning as defined in the Indemnification Section.

(b) The Corporation shall indemnify and advance expenses to a director or officer (which includes, with respect to any such person, any person who is or was an officer of the Corporation and any person who, while an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan) of the Corporation in connection with a proceeding to the fullest extent permitted by and in accordance with the Indemnification Section and the 1940 Act. The foregoing rights of indemnification and advancement of expenses shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

(c) No amendment to this Charter or repeal of any of its provisions shall limit or eliminate the protection afforded by this Section 4.2 to a director or officer (as that term is described in subsection (b) above) with respect to any act or omission that occurred prior to such amendment or repeal.

Section 4.3. Reliance on Experts. Subject to any requirements of the 1940 Act and the Maryland General Corporation Law, the appointment, designation or identification of a director as the chairperson of the Board of Directors, as a member or chairperson of a committee of the Board of Directors, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent director, or any other special appointment, designation or identification of a director, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a director in the absence of the appointment, designation or identification, and no director who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, and subject to any contrary requirements of the 1940 Act and the Maryland General Corporation Law, no appointment, designation or identification of a director as aforesaid shall affect in any way that director’s rights or entitlement to indemnification.

Sections 11.1, 11.2, and 11.3 of Article 11 of Registrant’s By-Laws, included as Exhibit (b)(5) to this Registration Statement and filed herein by reference, provide as follows:

11.1 Indemnification of Directors and Officers. The Corporation shall indemnify and advance expenses to its current and former Directors and officers to the extent provided by the Charter.

11.2 Indemnification of Employees and Agents. With respect to employees and agents who are not officers or Directors of the Corporation, the Corporation may, as determined by the Board of Directors, indemnify and advance expenses to such persons to the extent permissible under the Maryland General Corporation Law, the Securities Act of 1933, as amended, and the 1940 Act, as such statutes are now or hereafter in force.

11.3 Other Rights. The indemnification and advancement of expenses provided by this Article 11 or provided by the Charter shall not be deemed exclusive of any other right, in respect of indemnification, advancement of expenses or otherwise, to which those seeking such indemnification or advancement of expenses may be entitled under any insurance, contract or other agreement, vote of shareholders or Directors or otherwise. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the provisions of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Deutsche Investment Management Americas, Inc. (hereafter, “DeIM”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private

Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1.	all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeIM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeIM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5.	all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeIM.

Item 16. Exhibits

(1)	(a)	Articles of Amendment and Restatement of the Registrant as of January 24, 1991. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s registration statement on Form N-1A (the “Registration Statement”).)

	(b)	Articles Supplementary dated September 17, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(c)	Articles Supplementary dated December 1, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(d)	Articles Supplementary dated August 3, 1994. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(e)	Articles Supplementary dated February 20, 1996. (Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 46 to the Registration Statement.)

	(f)	Articles Supplementary dated September 5, 1996. (Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 52 to the Registration Statement.)

	(g)	Articles Supplementary dated December 12, 1996. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

	(h)	Articles Supplementary dated March 3, 1997. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

	(i)	Articles of Amendment dated December 23, 1997. (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement.)

	(j)	Articles Supplementary dated March 2,1998. (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement.)

	(k)	Articles Supplementary dated March 31, 1998. (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement.)

	(l)	Articles of Transfer from Scudder Institutional Fund Inc., dated April 3, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

	(m)	Articles Supplementary dated June 7, 1999. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

	(n)	Articles Supplementary dated March 31, 2000. (Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement.)

	(o)	Articles of Amendment dated August 11, 2000. (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

	(p)	Articles Supplementary dated November 30, 2000. (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

	(q)	Articles Supplementary dated November 30, 2000. (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

	(r)	Articles Supplementary dated December 26, 2000. (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

	(s)	Articles of Amendment dated December 26, 2000. (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

	(t)	Articles Supplementary dated December 26, 2000. (Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement.)

	(u)	Articles Supplementary dated December 26, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(v)	Articles Supplementary dated August 14, 2001. (Incorporated by reference to Post-Effective Amendment No. 86 to the Registration Statement.)

	(w)	Articles of Amendment dated August 16, 2004. (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

	(x)	Articles Supplementary dated August 20, 2004. (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

	(y)	Articles Supplementary dated October 12, 2004. (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

	(z)	Articles of Amendment and Restatement of the Registrant dated June 23, 2006. (Incorporated by reference to Post-Effective Amendment No. 107 to the Registration Statement.)

	(aa)	Articles Supplementary dated June 29, 2006. (Incorporated by reference to Post-Effective Amendment No. 107 to the Registration Statement.)

(2)	(a)	Amended and Restated By-Laws of the Registrant dated March 4, 1991. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(b)	Amended and Restated By-Laws of the Registrant dated September 20, 1991. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(c)	Amended and Restated By-Laws of the Registrant dated December 12, 1991. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(d)	Amended and Restated By-Laws of the Registrant dated September 4, 1996. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

	(e)	Amended and Restated By-Laws of the Registrant dated December 3, 1997. (Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement.)

	(f)	Amended and Restated By-Laws of the Registrant dated February 7, 2000. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

	(g)	Amended and Restated By-Laws of the Registrant dated November 13, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(h)	Amendment to By-Laws, dated December 10, 2002. (Incorporated by reference to Post-Effective Amendment No. 96 to the Registration Statement.)

	(i)	Certificate of the Secretary of the Scudder Funds dated October 30, 2003. (Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement.)

	(j)	Amendment to By-Laws, dated October 14, 2003. (Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement.)

	(k)	Amendment to By-Laws, dated August 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement.)

	(l)	Amended and Restated By-Laws, dated June 27, 2006. (Incorporated by reference to Post-Effective Amendment No. 108 to the Registration Statement.)

(3)	Inapplicable.

(4)	The Agreement and Plan of Reorganization is attached as Exhibit A to Part A of this registration statement on Form N-14.

(5)	(a)	Articles V, VI, and VII and VIII of the Articles of Amendment and Restatement included in response to Item 16(1) of this Part C.

	(b)	Articles 5, 8 and 9 of the Bylaws of the Registrant included in response to Item 16(2) of this Part C.

(6)	(a)	Amended and Restated Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated June 1, 2006 (incorporated by reference to Post-Effective Amendment No. 108 to the Registration Statement.)

	(b)	Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management (Asia) Limited, dated April 8, 2002, on behalf of Scudder Pacific Opportunities Fund. (Incorporated by reference to Post-Effective Amendment No. 93 to the Registration Statement.)

	(c)	Amendment to Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management (Asia) Limited, dated April 23, 2003, on behalf of the Scudder Pacific Opportunities Fund. (Incorporated by reference to Post-Effective Amendment No. 96 to the Registration Statement, as filed on December 29, 2003.)

	(d)	Subadvisory agreement between the Deutsche Investment Management Americas Inc., in regards to DWS International Value Opportunities Fund and Deutsche Asset Management International GmbH is to be filed by post-effective amendment to the Registration Statement.

(7)	(a)	Underwriting Agreement between the Registrant and Scudder Distributors, Inc. dated September 30, 2002 (incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement.)

(8)	Not applicable.

(9)	(a)	Custodian Contract between the Registrant, on behalf of Scudder Latin America Fund, and Brown Brothers Harriman & Co. dated November 25, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(b)	Custodian Contract between the Registrant, on behalf of Scudder Pacific Opportunities Fund, and Brown Brothers Harriman & Co. dated November 25, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(c)	Custodian Contract between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Brown Brothers Harriman & Co. dated October 10, 1994. (Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement.)

	(d)	Custodian Contract between the Registrant and Brown Brothers Harriman & Co. dated March 7, 1995. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

(10)	(a)	Rule 12b-1 Plan for Scudder International Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(b)	Rule 12b-1 Plan for Scudder Emerging Markets Growth Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(c)	Rule 12b-1 Plan for Scudder Greater Europe Growth Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(d)	Rule 12b-1 Plan for Scudder Latin America Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(e)	Rule 12b-1 Plan for Scudder Pacific Opportunities Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(f)	Rule 12b-1 Plan for DWS International Value Opportunities Fund - Class A shares, dated July 5, 2006 (Incorporated by reference to Post-Effective Amendment No. 108 to the Registration Statement.)

	(g)	Rule 12b-1 Plan for DWS International Value Opportunities Fund - Class C shares, dated July 5, 2006 (Incorporated by reference to Post-Effective Amendment No. 108 to the Registration Statement.)

	(h)	Amended and Restated Plan with respect to the Registrant pursuant to Rule 18f-3 dated October 12, 2004. (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

(11)	Form of Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation, including consent, to be filed by Pre-Effective Amendment to this registration statement on Form N-14.

(12)	Form of Opinion of Willkie Farr & Gallagher LLP as to Tax Matters, including consent, to be filed by Pre-Effective Amendment to this registration statement on Form N-14.

(13)	(a)	Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated October 2, 1989. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

(b)	Agency Agreement between the Registrant and Kemper Service Company, dated November 13, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(c)	Shareholder Services Agreement between the Registrant, for Classes A, B and C shares, and Kemper Distributors, Inc., dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(d)	Shareholder Services Agreement between the Registrant, for Classes A, B and C shares, and Scudder Distributor, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(e)	Amendment No. 1 to the Transfer Agency and Service Agreement dated June 11, 2002. (Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement.)

	(f)	Form of Letter of Indemnity to the Scudder Funds dated October 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement.)

	(g)	Form of Letter of Indemnity to the Scudder Funds dated October 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement.)

	(h)	Form of Letter of Indemnity to the Independent Directors dated October 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 103 to the Registration Statement.)

13	(a)	Administrative Services Agreement dated June 1, 2006. (Incorporated by reference to Post-Effective Amendment No. 108 to the Registration Statement.)

	(b)	Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated October 2, 1989. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

	(c)	Agency Agreement between the Registrant and Kemper Service Company, dated November 13, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(d)	Shareholder Services Agreement between the Registrant, for Classes A, B and C shares, and Kemper Distributors, Inc., dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(e)	Shareholder Services Agreement between the Registrant, for Classes A, B and C shares, and Scudder Distributor, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

	(f)	Amendment No. 1 to the Transfer Agency and Service Agreement dated June 11, 2002. (Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement.)

	(g)	Letter of Indemnity to the Scudder Funds dated October 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 102 to the Registration Statement.)

	(h)	Letter of Indemnity to the Scudder Funds dated October 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 102 to the Registration Statement.)

	(i)	Letter of Indemnity to the Independent Directors dated October 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 102 to the Registration Statement.)

(14)	(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to DWS International Fund, to be filed by Pre-Effective Amendment to this Registration Statement on Form N-14.

	(b)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to DWS International Equity Fund, to be filed by Pre-Effective Amendment to this Registration Statement on Form N-14.

(15)	Not applicable.

(16)	Power of Attorney is filed herein as Exhibit 16.

(17)	Not applicable.

Item 17. Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant undertakes to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this registration statement within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts on the 8th day of September, 2006.

DWS INTERNATIONAL FUND, INC.

By:	/s/ MICHAEL G. CLARK
Michael G. Clark President

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MICHAEL G. CLARK Michael G. Clark	President	December 21, 2006

/s/ PAUL H. SCHUBERT Paul H. Schubert	Treasurer	December 21, 2006

/s/ HENRY P. BECTON, JR. Henry P. Becton, Jr.*	Director	December 21, 2006

/s/ DAWN-MARIE DRISCOLL Dawn-Marie Driscoll*	Director	December 21, 2006

/s/ KEITH R. FOX Keith R. Fox*	Director	December 21, 2006

/s/ KENNETH C. FROEWISS Kenneth C. Froewiss*	Director	December 21, 2006

/s/ MARTIN J. GRUBER Martin J. Gruber*	Director	December 21, 2006

/s/ RICHARD J. HERRING Richard J. Herring*	Director	December 21, 2006

/s/ GRAHAM E. JONES Graham E. Jones*	Director	December 21, 2006

/s/ REBECCA W. RIMEL Rebecca W. Rimel*	Director	December 21, 2006

/s/ PHILIP SAUNDERS, JR. Philip Saunders, Jr.*	Director	December 21, 2006

/s/ WILLIAM N. SEARCY, JR. William N. Searcy, Jr.*	Director	December 21, 2006

/s/ JEAN GLEASON STROMBERG Jean Gleason Stromberg*	Director	December 21, 2006

/s/ CARL W. VOGT Carl W. Vogt*	Director	December 21, 2006

/s/ AXEL SCHWARZER Axel Schwarzer*	Director	December 21, 2006

*By:	/s/ JOHN MILLETTE
John Millette** Vice President and Secretary December 21, 2006

**	Attorney-in-fact.

EXHIBIT INDEX

16	Power of Attorney